Exhibit 10.13
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                FROZEN FOOD EXPRESS INDUSTRIES, INC.

                        401(k) SAVINGS PLAN


                 Restated Effective January 1, 2001




                        Table of Contents
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                                                                  Page

Article One     PURPOSE.............................................1
        Section 1.1  Introduction...................................1
        Section 1.2  Purpose........................................1
        Section 1.3  Limitation.....................................1

Article Two     DEFINITIONS.........................................2
        Section 2.1  Accounting Date................................2
        Section 2.2  Accounts.......................................2
        Section 2.3  Administrator..................................2
        Section 2.4  Affiliate......................................2
        Section 2.5  Alternate Payee................................2
        Section 2.6  Beneficiary....................................2
        Section 2.7  Break in Service...............................2
        Section 2.8  Code...........................................4
        Section 2.9  Committee......................................4
        Section 2.10  Company.......................................4
        Section 2.11  Company Stock.................................4
        Section 2.12  Compensation..................................5
        Section 2.13  Current Market Value..........................7
        Section 2.14  Disability....................................7
        Section 2.15  Discretionary Employer Contribution...........7
        Section 2.16  Discretionary Employer Contribution Account...8
        Section 2.17  Early Retirement..............................8
        Section 2.18  Early Retirement Date.........................8
        Section 2.19  Effective Date................................8
        Section 2.20  Employee......................................8
        Section 2.21  Employer Contributions........................8
        Section 2.22  Employer......................................9
        Section 2.23  Employment Commencement Date..................9
        Section 2.24  Entrance Date.................................9
        Section 2.25  ERISA.........................................9
        Section 2.26  ESOP Accounts.................................9
        Section 2.27  ESOP Rollover Account.........................9
        Section 2.28  ESOP Transfer Account.........................9
        Section 2.29  Former Participant...........................10
        Section 2.30  Highly Compensated Employee..................10
        Section 2.31  Hours of Service.............................11
        Section 2.32  Incentive Contribution.......................12
        Section 2.33  Matching Employer Contribution...............13
        Section 2.34  Matching Employer Contribution Account.......13
        Section 2.35  Named Fiduciary..............................13
        Section 2.36  Nonforfeitable...............................13
        Section 2.37  Non-Highly Compensated Employee..............13
        Section 2.38  Normal Retirement Age........................13
        Section 2.39  Normal Retirement Date.......................13
        Section 2.40  Owner-Employee...............................13
        Section 2.41  Participant..................................14
        Section 2.42  Participating Employer.......................14
        Section 2.43  Participation................................14
        Section 2.44  Plan.........................................14
        Section 2.45  Plan Sponsor.................................14
        Section 2.46  Plan Year....................................14
        Section 2.47  Prior Plan...................................14
        Section 2.48  Re-Employment Commencement Date..............14
        Section 2.49  Related Employer.............................14
        Section 2.50  Retirement...................................15
        Section 2.51  Rollover Account.............................15
        Section 2.52  Savings Account..............................15
        Section 2.53  Savings Contributions........................15
        Section 2.54  Self-Employed Individual.....................15
        Section 2.55  Separation from Service......................16
        Section 2.56  Service......................................16
        Section 2.57  Shareholder-Employee.........................16
        Section 2.58  Separated from Service.......................16
        Section 2.59  Special Employer Contributions...............16
        Section 2.60  Spouse.......................................16
        Section 2.61  Trust........................................17
        Section 2.62  Trust Agreement..............................17
        Section 2.63  Trust Fund...................................17
        Section 2.64  Trustee......................................17
        Section 2.65  Valuation Date...............................17
        Section 2.66  Vested Percentage............................17
        Section 2.67  W & B Plan Rollover Account..................17
        Section 2.68  Year of Service..............................18

Article Three   ELIGIBILITY AND PARTICIPATION......................20
        Section 3.1  Eligibility...................................20
        Section 3.2  Eligibility Following Separation From Service.20
        Section 3.3  Participation During Leave of Absence.........20
        Section 3.4  Notification of Eligibility and Commencement
                     of Participation..............................21

Article Four    CONTRIBUTIONS......................................22
        Section 4.1  Savings Contributions.........................22
        Section 4.2  Employer Contributions........................31
        Section 4.3  Discretionary Employer Contributions..........41
        Section 4.4  Payment of Employer Contributions.............41
        Section 4.5  Rollover Contributions........................42
        Section 4.6  Special Rules under USERRA....................43

Article Five    ALLOCATIONS........................................44
        Section 5.1  Accounts......................................44
        Section 5.2  Allocation of Income and Expense..............44
        Section 5.3  Allocation of Savings Contributions...........45
        Section 5.4  Allocation of Employer Contributions..........45
        Section 5.5  Forfeitures...................................46
        Section 5.6  Maximum Additions.............................46
        Section 5.7  Notification to Participants..................51

Article Six     VESTING............................................52
        Section 6.1  Retirement, Death, or Disability..............52
        Section 6.2  Separated From Service........................52
        Section 6.3  Computation of Years of Service for Vesting...54
        Section 6.4  Determination of Amount.......................55

Article Seven   INVESTMENT OF TRUST ASSETS.........................57
        Section 7.1  Appointment of Trustee........................57
        Section 7.2  Investment of Accounts........................57
        Section 7.3  Income and Expenses...........................60
        Section 7.4  Company Stock.................................60
        Section 7.5  Exclusive Benefit.............................61
        Section 7.6  Valuation.....................................61

Article Eight   BENEFICIARY........................................63
        Section 8.1  Designation of Beneficiary....................63
        Section 8.2  No Beneficiary................................63
        Section 8.3  Mandatory Distribution of Death Benefits......63

Article Nine    NOTICES............................................68
        Section 9.1  Notice to Trustee.............................68
        Section 9.2  Subsequent Notices............................68
        Section 9.3  Copy to Participant...........................68
        Section 9.4  Reliance Upon Notice..........................68

Article Ten	IN-SERVICE WITHDRAWALS AND LOANS TO
                PARTICIPANTS.......................................76
        Section 10.1  Withdrawals from Accounts....................69
        Section 10.2  Loans to Participants........................71

Article Eleven  METHODS OF PAYMENT.................................74
        Section 11.1  Participant Election.........................74
        Section 11.2  Joint and Survivor Annuity...................76
        Section 11.3  Joint and Survivor Annuity Requirements......77
        Section 11.4  Notice and Explanation to Participants.......82
        Section 11.5  Direct Rollover Optional Form of Benefit.....82
        Section 11.6  Election to Defer Receipt of Benefits........83
        Section 11.7  Election of Form of Payment of Benefits......83
        Section 11.8  Limit on Commencement of Distribution........84
        Section 11.9  Minority or Disability.......................85
        Section 11.10  Unclaimed Benefit...........................85

Article Twelve  TOP HEAVY PROVISIONS...............................87
        Section 12.1  Application..................................87
	Section 12.2  Top-Heavy Plan Status/Super Top-Heavy
                      Plan Status..................................87
        Section 12.3  Top-Heavy Minimum Allocation.................91
        Section 12.4  Amendments...................................93

Article Thirteen  REPURCHASE OF COMPANY STOCK; NONTERMINABLE
                  PROTECTIONS AND RIGHTS...........................94
        Section 13.1  Employee Stock Ownership Plan................94
        Section 13.2  Put Option...................................94
        Section 13.3  Payment of Purchase Price....................95
        Section 13.4  Notice.......................................96
        Section 13.5  Nonterminable Protections and Rights.........96
        Section 13.6  Investment in Company Stock..................96
        Section 13.7  Partial Diversification of Investment........98

Article Fourteen  ADOPTION BY OTHER ORGANIZATIONS.................100
        Section 14.1  Procedure for Adoption......................100

Article Fifteen AMENDMENT AND TERMINATION OF PLAN.................101
        Section 15.1  Amendment of the Plan.......................101
        Section 15.2  Right to Terminate..........................101
        Section 15.3  Consolidation or Merger.....................102
        Section 15.4  Liquidation of Trust Fund Upon Termination..102
        Section 15.5  Permanent Discontinuance of Contributions...102
        Section 15.6  Consolidation or Merger of Plan.............102

Article Sixteen GENERAL PROVISIONS................................103
        Section 16.1  Non-Guarantee of Employment.................103
        Section 16.2  Manner of Payment...........................103
        Section 16.3  Nonalienation of Benefits...................103
        Section 16.4  Titles for Convenience Only.................105
        Section 16.5  Governing Law...............................105
        Section 16.6  Contributions Contingent Upon Approval......105
        Section 16.7  Payment of Expenses.........................105
        Section 16.8  Rights to Trust Assets......................105
        Section 16.9  Disclaimer of Liability.....................106
	Section 16.10  Persons May Serve in More than One
                       Capacity...................................106
        Section 16.11  Construction...............................106
        Section 16.12  Counterparts...............................106
        Section 16.13  No Involuntary Retirement Because of Age...107
        Section 16.14  Mistake of Fact............................107
        Section 16.15  Disallowance of Deduction..................107

Article Seventeen PLAN ADMINISTRATION.............................108
        Section 17.1  Committee...................................108
        Section 17.2  Claims Procedure............................108
        Section 17.3  Powers and Duties of the Committee..........109
        Section 17.4  Limitation on Powers........................110
        Section 17.5  Limitation on Duties........................110
        Section 17.6  Rules and Decisions.........................110
        Section 17.7  Committee Procedures........................110
        Section 17.8  Liability of Committee......................111
        Section 17.9  Bonding.....................................111










                   FROZEN FOOD EXPRESS INDUSTRIES, INC.
                           401(k) SAVINGS PLAN





                                ARTICLE ONE
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                                  PURPOSE



Section 1.1	Introduction.
     Frozen Food Express Industries, Inc., a Texas corporation (hereinafter referred to as "Employer"), previously established the Frozen Food Express Industries, Inc. 401(k) Savings Plan as a 401(k) profit sharing plan and employee stock ownership plan for the exclusive benefit of its eligible Employees and their Beneficiaries. The Plan is hereby restated for the purposes of (i) incorporating the four amendments that have been adopted following the Plan's most recent restatement and (ii) incorporating certain changes relevant to the Plan made by the Community Renewal Tax Relief Act of 2000. As restated, the Plan is intended to be qualified under Sections 401(a), 401(k), and 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), and Section 407(d)(6) of the Employee Retirement Income Security Act ("ERISA") and applicable regulations thereunder. The restated Plan is generally effective January 1, 2001, except as otherwise provided herein. The Plan consists of the Plan document herein and the separate Trust Agreement.

Section 1. 2	Purpose.
    The purpose of the Plan is to reward eligible Employees for their loyal and faithful service, to share with such Employees a portion of the Employers' profits, to help such Employees accumulate funds for their retirement, and to provide funds for such Employees or their Beneficiaries in the event of death or disability. The benefits provided by the Plan will be paid from the Trust and will be in addition to the benefits eligible Employees are entitled to receive under any other programs of the Employer and/or from the federal Social Security Act. The Plan and the Trust are established and shall be maintained for the exclusive benefit of the eligible Employees and their Beneficiaries.

Section 1.3	Limitation.
     The provisions of this Plan, as amended and restated, shall apply solely to an Employee who terminates employment with an Employer on or after the restated Effective Date of this Plan. If an Employee terminates employment with an Employer prior to the restated Effective Date, that Employee shall be entitled to benefits under the terms of the Prior Plan, the FFE Transportation Services ESOP, or the Conwell ESOP, as applicable.


                                ARTICLE TWO
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                                DEFINITIONS


     When used herein, the following words and phrases shall have the respective meanings set forth below, unless the context clearly indicates otherwise:

Section 2.3	Accounting Date.
     Accounting Date means the last business day of each calendar quarter of any Plan Year.

Section 2.4	Accounts.
     Accounts means the value of all of the accounts maintained by the Committee for a particular Participant, including his Discretionary Employer Contribution Account, Matching Employer Contribution Account, Rollover Account, Savings Account, W & B Plan Rollover Account, ESOP Transfer Account, and ESOP Rollover Account.

Section 2.5	Administrator.
     Administrator means the Company, unless the Company designates another person to hold the position of Administrator by written action.

Section 2.6	Affiliate.
     Affiliate means any company, other than an Employer, included within a "controlled group of corporations" defined by Code Section 1563(a) determined without regard to Code Sections 1563(a)(4) and (e)(3)(C) and Code Section 409(l)(4), which contains an Employer.

Section 2.7	Alternate Payee.
     Alternate Payee means any spouse, former spouse, child, or other dependent of a Participant who is recognized by a domestic relations order as having a right to receive all, or a portion of, the benefits payable under the Plan with respect to such Participant.

Section 2.8	Beneficiary.
     Beneficiary means a person or entity, either in an individual or fiduciary capacity, designated by a Participant or Former Participant pursuant to Article 8 to receive any benefit payable under this Plan upon the death of such Participant or Former Participant.

Section 2.9	Break in Service.
     (a) A Break in Service, for purposes of eligibility, means a Period of Severance of at least twelve (12) consecutive months. A Period of Severance means a continuous period of time during which an Employee is not employed by the Employer. Such period shall begin on the date the Employee retires, quits, is discharged, or dies, or, if earlier, the twelve (12) month anniversary of the date on which the Employee was otherwise first absent from work.
     (b) A Break in Service, for purposes of vesting, means a Period of Severance of at least twelve (12) consecutive months. A Period of Severance means a continuous period of time during which an Employee is not employed by the Employer. Such period shall begin on the date the Employee retires, quits, is discharged, or dies, or, if earlier, the twelve (12) month anniversary of the date on which the Employee was otherwise first absent from work.
     (c) An Employee shall receive credit for purposes of determining whether he has incurred a Break in Service under subsection (a) or (b) above for the aggregate of all time period(s) commencing with the first day such Employee completes an Hour of Service, the Employment Commencement Date, (including such day following reemployment) and ending on the date a Break in Service begins. An Employee shall also receive credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year shall be expressed in terms of days.
     (d) Further, solely for the purpose of determining whether a Participant has incurred a Break in Service under (a) or (b) above, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence."
             (i) An "authorized leave of absence" means an unpaid temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service or any other reason if:
                   (A) a person is absent on a leave of absence with the prior consent of his Employer, which consent shall be granted under uniform rules applied to all Employees on a nondiscriminatory basis, but only if such person is an Employee immediately prior to the commencement of such period of authorized absence and resumes employment with an Employer not later than the first working day following the expiration of such period of authorized absence;
                   (B) a person is a member of the Armed Forces of the United States and his reemployment rights are guaranteed by law, but only if such person is an Employee immediately prior to becoming a member of such Armed Forces and resumes employment with an Employer within the period during which his reemployment rights are guaranteed by law; or
                   (C) a person who is at any time an Employee who is employed by an entity which is not an Employer but whose employees are deemed, under Code Section
                        414, to be employed, together with all Employees, by a common entity, including a period or periods of such employment prior to or after any particular time such person is an Employee.
             (ii) A "maternity or paternity leave of absence" means an absence from work for any period because of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee relating to the adoption of the child, or any absence for the purpose of caring for the child for a period immediately following the birth or placement. For purposes of a maternity and paternity leave of absence, Hours of Service shall be credited for the Computation Period in which the absence from work begins, only if the credit is necessary to prevent the Employee from incurring a Break in Service, or, in any other case, in the immediately following Computation
                   Period. The Hours of Service credited for a "maternity or paternity leave of absence" shall be those which would normally have been credited but for the absence, or, in any case in which the Administrator is unable to determine the hours normally credited, eight (8) Hours of Service per day. The total Hours of Service required to be credited for a "maternity or paternity leave of absence" shall not exceed five hundred one (501) hours.
     (e) Notwithstanding the foregoing, no credit will be given for such absences from work unless the Employee furnishes to the Committee such timely information as it may reasonably require to establish that the absence from work is for the reason(s) referred to above and the number of days for which there was such an absence.

Section 2.10	Code.
     Code means the Internal Revenue Code of 1986, as amended from time to time.

Section 2.11	Committee.
     Committee means the Savings Plan Committee appointed pursuant to Article 17 to administer the Plan.

Section 2.12	Company.
     Company means Frozen Food Express Industries, Inc., a corporation organized under the laws of the State of Texas.

Section 2.13	Company Stock.
     (a) Company Stock means those unrestricted shares of voting common stock issued by the Company and any common or preferred stock issued by the Employer or by an Affiliate which constitute Employer Securities under Code Sections 409(l) and 4975(e)(8).
     (b)     Qualifying Company Stock means:
            (i) Common stock issued by the Employer (or by a corporation which is a member of the same controlled group) which is readily tradable on an established securities market; or
            (ii) If there is no common stock which meets the requirements of (i) above, then common stock issued by the Employer
                   (or by a corporation which is a member of the same controlled group) having a combination of voting power and dividend rights equal to or in excess of:
                  (A) that class of common stock of the Employer (or any other such corporation) having the greatest voting power; and
                  (B) that class of common stock of the Employer (or of any other such corporation) having the greatest dividend rights; or
             (iii) Noncallable preferred stock, if such stock is convertible at any time into stock which meets the requirements of (i) or (ii) (whichever is applicable) and if such conversion is at a conversion price that is reasonable. A preferred stock will be considered noncallable if after the call there will be a reasonable opportunity for a conversion which meets the requirements of the preceding sentence in accordance with applicable Treasury regulations. Notwithstanding the foregoing, references in the Plan to Company Stock shall mean Qualifying Company Stock as defined in this subsection (b).

Section 2.14	Compensation.
     (a) Compensation, pursuant to the safe harbor definition of Treasury Regulation Section 1.415-2(d)(10), means wages, salaries, and fees for professional services and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer maintaining the Plan to the extent that the amounts are includable in gross income including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan described in Treasury Regulation Section 1.62-2(c), plus, effective January 1, 1998, any amounts excluded from income pursuant to Code Sections 125 and 401(k), and effective January 1, 2001, Code Section 132(f) and excluding the following:
             (i) contributions by the Employer to any qualified deferred compensation plan (to the extent not includable in the Participant's gross income) or simplified employee pension defined in Code Section 408(k) (to the extent not includable in the Participant's gross income) (other than, effective January 1, 1998, amounts contributed pursuant to Code Sections 401(k) and 125, and, effective January 1,
                   2001, Code Section 132(f));
             (ii)  distributions from any plan of deferred compensation;
             (iii) amounts realized from the exercise of any nonqualified stock option, or, in the case of restricted stock, when such stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture;
             (iv) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and
             (v) other amounts which receive special tax benefits such as premiums paid by the Employer (to the extent not includable in the Participant's gross income) under group term life insurance, contributions by the Employer to an annuity under Code Section 403(b) (to the extent not includable in the Participant's gross income), and any other amounts received under any Employer sponsored fringe benefit plan (to the extent not includable in the Participant's gross income).
     (b) Compensation for any Limitation Year includes compensation received by an Employee in that Limitation Year from an Employer prior to the Employee becoming a Participant in the Plan.
     (c) Notwithstanding the foregoing, Compensation taken into account for determining all benefits provided under the Plan for any determination period shall not exceed $150,000, or such larger amount the Secretary of the Treasury may prescribe for the relevant year. If the period for determining compensation used in calculating an Employee's allocation for a determination period is a short Plan Year, the Compensation limit is an amount equal to the otherwise applicable Compensation limit multiplied by a fraction, the numerator of which is the number of months in the short Plan Year and the denominator of which is twelve (12). If Compensation for any prior determination period is taken into account in determining an Employee's allocations or benefits for the current determination period, the Compensation for such prior year is subject to the applicable Compensation limit in effect for that prior year.
     (d) For purposes of determining whether the Plan discriminates in favor of Highly Compensated Employees, Compensation means Compensation defined in this Section 2.12, except any exclusions from Compensation other than the exclusions described in clauses (a)(i), (ii), (iii), (iv), and (v) do not apply. The Employer also may elect to use an alternate nondiscriminatory definition, under Code Section 414(s) and the applicable Treasury regulations. In determining Compensation under this paragraph, the Employer may elect to exclude all Savings Contributions made by the Employer on behalf of the Employees. The Employer's election to exclude Savings Contributions must be consistent and uniform for Employees and all plans of the Employer for any particular Plan Year. The Employer may make this election to exclude Savings Contributions for nondiscrimination testing purposes, whether or not this
Section includes Savings Contributions in the general Compensation definition of the Plan.
     (e) Notwithstanding the foregoing, Compensation for any Self-Employed Individual means earned income.

Section 2.15	Conwell ESOP
     Conwell ESOP means the Conwell Corporation Employee Stock Ownership Plan, formerly maintained by Conwell Corporation, which has been merged into and consolidated with this Plan, pursuant to that certain Plan merger agreement effective December 31, 1999.

Section 2.16	Current Market Value.
     Current Market Value means the Current Market Value of each asset included in the Trust Assets on any particular date, which shall be that amount determined by the Trustee on a basis uniformly applied which, in the Trustee's opinion, fairly reflects the fair market value of such asset on such date.

Section 2.17	Disability.
     Disability means a physical or mental condition which, in the opinion of the Committee, totally and presumably permanently prevents a Participant or Former Participant from satisfactorily performing substantially the same duties assigned to him by his Employer (which includes for purposes of this Section
2.15 an employing entity described in Section 2.42 at the time such condition develops, or if such Participant or Former Participant is on an authorized leave of absence (other than an authorized leave of absence referred to in Section 2.7(d)(i)) or any other leave of absence approved by his Employer when such condition develops, substantially the same duties assigned to him by his Employer immediately prior to the commencement of such period of authorized or approved absence or such other duties which the Employer makes available to the Participant and for which the Participant is qualified by reason of his training, education, or experience. A determination that Disability exists shall be based upon competent medical evidence satisfactory to the Committee. The date any person's Disability occurs shall be deemed to be the date such condition is determined to exist by the Committee.

Section 2.18	Discretionary Employer Contribution.
     Discretionary Employer Contribution means any contribution to the Plan made by an Employer for the Plan Year and allocated to a Participant's Discretionary Employer Contribution Account.

Section 2.19	Discretionary Employer Contribution Account.
     Discretionary Employer Contribution Account means the account or record maintained or caused to be maintained by the Trustee showing the composition and value of the individual interest of a particular Participant, Former Participant or Beneficiary in the Trust Assets attributable to Discretionary Employer Contributions, if any.

Section 2.20	Early Retirement.
     Early Retirement means the date the Participant attains age 55 and completes ten (10) Years of Service.

Section 2.21	Early Retirement Date.
     Early Retirement Date means the first day next following the date the Participant attains Early Retirement Age and which immediately follows the last day on which the Participant is an Employee, or, if later, the last day of the Participant's authorized leave of absence, if any.

Section 2.22	Effective Date.
     The original Effective Date of this Plan is October 1, 1987. The Effective Date of this Plan as restated is January 1, 2001, except as otherwise provided herein.

Section 2.23	Employee.
     (a) Employee means any individual currently employed by the Employer maintaining the Plan or of any other Employer required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o).
     (b) The Plan does not treat any Leased Employee as an Employee of the Employer. A Leased Employee is an individual, who otherwise is not an Employee of the Employer, who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code Section 144(a)(3)) on a substantially full time basis for at least one (1) year and who performs services under the primary direction and control of the Employer.
     (c) Notwithstanding the preceding, the term "Employee" shall not include any individual who is designated as an "Independent Contractor" by the Employer, even if the status of such individual subsequently is changed from that of an Independent Contractor to that of an employee as a result of administrative or legal proceedings.

Section 2.24	Employer Contributions.
     Employer Contributions means the Matching Employer Contributions, Discretionary Employer Contributions and Incentive Contributions made by the Employer pursuant to Section 4.2.

Section 2.25	Employer.
     Employer means FROZEN FOOD EXPRESS INDUSTRIES, INC., FFE TRANSPORTATION SERVICES, INC., CONWELL CORPORATION, W & B REFRIGERATION SERVICE COMPANY, INC., LISA MOTOR LINES, INC., GLOBAL REFRIGERANT MANAGEMENT, INC., or any other Affiliate who, with the written consent of the Plan Sponsor, adopts this Plan on the effective date of its election to participate.

Section 2.26	Employment Commencement Date.
     Employment Commencement Date means the first day for which an Employee is to be credited with an Hour of Service.

Section 2.27	Entrance Date.
     Entrance Date means the first business day of the month following an Employee's completion of ninety (90) days of employment.

Section 2.28	ERISA.
     ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

Section 2.29	ESOP Accounts.
     ESOP Accounts means the ESOP Transfer Accounts and ESOP Rollover Accounts maintained under this Plan.

Section 2.30	ESOP Rollover Account.
     ESOP Rollover Account means the account(s) or record(s) maintained or caused to be maintained by the Plan Administrator showing the composition and value of the individual interest of a particular Participant, Former Participant, or Beneficiary in the Trust Assets attributable to rollover contributions to the FFE Transportation Services ESOP and/or the Conwell ESOP contributed to the Trust pursuant to that certain Plan Merger Agreement effective December 31, 1999.

Section 2.31	ESOP Transfer Account.
     ESOP Transfer Account means the account(s) or record(s) maintained or caused to be maintained by the Plan Administrator showing the composition and value of the individual interest of a particular Participant, Former Participant, or Beneficiary in the Trust Assets attributable to the Participant's or Former Participant's Employer Securities Account and Employer Investment Account under the FFE Transportation Services ESOP or Conwell ESOP, contributed to the Trust pursuant to that certain Plan Merger Agreement effective December 31, 1999.

Section 2.32	FFE Transportation Services ESOP
     FFE Transportation Services ESOP means the FFE Transportation Services, Inc. Employee Stock Ownership Plan, formerly maintained by FFE Transportation Services, Inc., which has been merged into and consolidated with this Plan, pursuant to that certain Plan merger agreement effective December 31, 1999.

Section 2.33	Former Participant.
     Former Participant means a Participant who is no longer participating in the Plan but who has a vested account balance which has not been paid in full.

Section 2.34	Highly Compensated Employee.
     Highly Compensated Employee means any Participant or Former
Participant who is a Highly Compensated Employee, defined in Code Section 414(q). Generally, any Participant or Former Participant is considered a Highly Compensated Employee if the Participant or Former Participant:
     (a) was at any time during the Plan Year or during the preceding Plan Year a Five Percent Owner as defined in Section 12.2(g)(iii); or
     (b) for the preceding Plan Year (i) had Compensation from the Employer in excess of $80,000, as adjusted by the Secretary of the Treasury for the relevant year and (ii) was in the top-paid group during the preceding Plan Year.
     (c) An Employee is in the top-paid group of Employees for any Plan Year if such Employee is in the group consisting of the top twenty percent (20%) of the Employees when ranked on the basis of Compensation paid during the Plan Year. However, solely for determining the total number of active Employees for a year, the following Employees are disregarded:
             (i) The Employees described in this subsection (i) are excluded on the basis of age or Service:
                   (A) Employees who have not completed six (6) months of Service by the end of the year. (An Employee's Service in the immediately preceding year is added to the Employee's Service in the current year to determine whether the exclusion applies in the current year.);
                   (B) Employees who normally work less than 17 1/2 hours per week. (This determination is made independently for each year. Weeks during which the Employee did not work are not considered. An Employee who works less than 17 1/2 hours a week for fifty percent (50%) or more of the total weeks worked by the Employee during the year is deemed to normally work less than 17 1/2 hours per week under this rule.);
             (ii) Employees who are included in a unit of employees covered by an agreement that the Secretary of Labor finds to be a collective bargaining agreement between Employee representatives and the Employer which satisfies Code
                   Section 7701(a)(46) and Temporary Treasury Regulation
                   Section 301.7701-17T are included in determining the number of Employees in the top-paid group unless the following exception applies. If ninety percent (90%) or more of the Employees of the Employer are covered under collective bargaining agreements that the Secretary of Labor finds to be collective bargaining agreements between Employee representatives and the Employer, which agreements satisfy Code Section 7701(a)(46) and Temporary Treasury Regulation Section 301.7701-17T, and the Plan covers only Employees who are not covered under the agreements, then the Employees who are covered under the agreements are (A) not counted in determining the number of noncollective bargaining employees who will be included in the top-paid group in testing the Plan; and (B) not included in the top-paid group in testing the Plan.

     The Committee must make the determination of who is a Highly
Compensated Employee consistent with Code Section 414(q) and regulations issued under that Code Section. The Employer may make a calendar year election to determine the Highly Compensated Employees for the preceding Plan Year, as prescribed by Treasury regulations. A calendar year election must apply to all plans and arrangements of the Employer.
     For purposes of this Section, Compensation means Compensation defined in Section 2.12, and including deferrals under (a) Code Section 402(a)(8) relating to a Code Section 401(k) arrangement; (b) Code Section 125 relating to a cafeteria plan; (c) Code Section 403(b) relating to a tax sheltered annuity plan; (d) Code Section 408(h) relating to a simplified employee pension; (e) effective January 1, 1998, Code Section 402(k) relating to a simple retirement account; and (f) effective January 1, 2001, Code Section 132(f) relating to transportation fringe benefits. Compensation from each Related Employer shall be taken into account.

Section 2.35	Hours of Service.
     (a) Hours of Service shall be credited for periods during which an Employee is either:
             (i) directly or indirectly paid, or entitled to payment, by an Employer or an entity described in Section 2.44 for the performance of duties in his capacity as an Employee of such Employer or entity;
             (ii) directly or indirectly paid or entitled to payment, by an Employer or an entity described in Section 2.44 on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or any other leave of absence approved by such Employer or entity;
             (iii) entitled to back pay, irrespective of mitigation of damages, which is either awarded or agreed to by an Employer or an entity described in Section 2.44; or
             (iv)  on an authorized leave of absence.
      (b) An Employee shall not receive credit for the same Hours of Service under more than one paragraph of this Section 2.33(a);
      (c) An Employee shall also receive credit for any additional Hours of Service required by applicable federal law (other than ERISA) to be credited to him, the nature and extent of such credit to be determined under such law.
             (i) Except as provided in the following sentence, Hours of Service under Subsection 2.33(a)(i) shall be computed by crediting an Employee with 190 Hours of Service for each month such Employee is entitled to be credited with one
                   Hour of Service under Subsection 2.33(a)(i).  If an
                   Employee is a part-time Employee, such Employee shall receive credit for Hours of Service equal to the actual number of hours worked by such Employee, as determined from the appropriate payroll records.
             (ii) Hours of Service under Subsection 2.33(a)(ii) shall be determined pursuant to the rules set forth in paragraphs
                   (b) and (c) of Section 2530.200b-2 of the United States Department of Labor Regulations, which rules are hereby incorporated and made a part of this Plan by reference.
             (iii) Except for part-time Employees, Hours of Service under
                   Subsection 2.33(a)(iv) shall be credited on the basis of 190 hours for each complete calendar month of a person's authorized leave of absence, but no such Hours of Service shall be credited for any month for which an Employee receives credit for Hours of Service under Subsection 2.33(a)(i) or (ii).
             (iv) For purposes of this Section an Employee works "part-time" if he normally is employed for less than twenty (20) hours per week or less than six (6) months per Plan Year.
      (d) The terms defined in this Section 2.33 shall include Hours of Service rendered by an Employee prior to the Effective Date for an Employer or a member of a controlled group of corporations including an Employer.

Section 2.36	Incentive Contribution.
     Incentive Contribution means any contribution to the Plan made by FFE Transportation Services, Inc. pursuant to the 1994 Incentive Bonus Plan and allocated to a Participant's Savings Account. All Employer Contributions under Section 4.2(b)(ii) are Incentive Contributions.

Section 2.37	Matching Employer Contribution.
     Matching Employer Contribution means any contribution to the Plan made by an Employer for the Plan Year and allocated to a Participant's Matching Employer Contribution Account by reason of the Participant's Savings Contributions. All Employer Contributions under Section 4.2(a) are Matching Employer Contributions.

Section 2.38	Matching Employer Contribution Account.
     Matching Employer Contribution Account means the account or record maintained or caused to be maintained by the Trustee showing the composition and value of the individual interest of a particular Participant, Former Participant or Beneficiary in the Trust Assets attributable to Matching Employer Contributions and Special Employer Contributions, if any.

Section 2.39	Named Fiduciary.
     Named Fiduciary means one or more fiduciaries named in this Agreement who jointly and severally shall have authority to control or manage the operation and administration of the Plan. Frozen Food Express Industries, Inc. shall be the Named Fiduciary unless it designates another person by written Employer action.

Section 2.40	Nonforfeitable.
     Nonforfeitable means a vested interest attained by a Participant or Beneficiary in that part of the Participant's benefit under the Plan arising from the Participant's Service, which claim is unconditional and legally enforceable against the Plan.

Section 2.41	Non-Highly Compensated Employee.
     Non-Highly Compensated Employee means an Employee who is not a Highly Compensated Employee.

Section 2.42	Normal Retirement Age.
     Normal Retirement Age means the 65th birthday of a Participant or Former Participant.

Section 2.43    Normal Retirement Date.
     Normal Retirement Date means, for each Participant, the first day next following the date the Participant attains Normal Retirement Age and which immediately follows the last day on which the Participant is an Employee, or, if later, the last day of the Participant's authorized leave of absence, if any.

Section 2.44	Owner-Employee.
     Owner Employee means a sole proprietor or a partner who owns more than ten percent (10%) of either the capital interest or profits interest in an unincorporated Employer and who receives income from such unincorporated Employer for personal services.

Section 2.45	Participant.
     Participant means an Employee of the Employer who has met the eligibility requirements of this Plan and who has been enrolled as a Participant in this Plan pursuant to Article 3.

Section 2.46	Participating Employer.
     Participating Employer means any Related Employer that may elect to adopt this Plan pursuant to Article 14.

Section 2.47	Participation.
     Participation means any period commencing on the date the Employee becomes a Participant and ending on the date on which the Employee incurs a Severance from Service.

Section 2.48    Plan.
     Plan means the Frozen Food Express Industries, Inc. 401(k) Savings Plan, as restated herein.

Section 2.49	Plan Sponsor.
     Plan Sponsor means Frozen Food Express Industries, Inc.

Section 2.50	Plan Year.
     The annual period beginning on January 1 and ending on December 31.

Section 2.51	Prior Plan.
     Prior Plan means the Frozen Food Express Industries, Inc. 401(k) Savings Plan as in effect prior to the Effective Date.

Section 2.52	Re-Employment Commencement Date.
     The first date on which an Employee is credited with an Hour of Service upon his return to employment with an Employer after he has Separated from Service.

Section 2.53	Related Employer.
     A related group of employers is a controlled group of corporations (defined in Code Section 414(b)), trades or businesses (whether or not incorporated) which are under common control (defined in Code Section 414(c)) or an affiliated service group (defined in Code Section 414(m) or in Code
Section 414(o)). If the Employer is a member of a related group, the term "Employer" includes the related group members for purposes of crediting Hours of Service, determining Years of Service and Breaks in Service under Articles 2 and 6, applying the participation test of Code Section 401(a)(26) and the coverage test of Code Section 410(b), applying the limitations on allocations in Article 5, applying the top-heavy rules and the minimum allocation requirements of Article 12, the definitions of Employee, Highly Compensated Employee, Compensation and Leased Employee, and for any other purpose required by the applicable Code Section or by a Plan provision. However, an Employer may contribute to the Plan only by being a signatory to a Participation Agreement to the Plan. If one or more of the Employer's related group members become Participating Employers by executing a Participation Agreement to the Plan, the term "Employer" includes the participating related group members for all purposes of the Plan, and Administrator means the Employer that is the signatory to the Plan. For Plan allocation purposes, Compensation does not include Compensation received from a Related Employer that is not participating in this Plan.

Section 2.54	Retirement.
     A Participant's or Former Participant's being Separated from Service on or after his Normal Retirement Date. Retirement shall be considered as commencing on that day which occurs on or after a Participant or Former Participant had reached Normal Retirement Date and which immediately follows
(i) the last day of which such Participant or Former Participant is an Employee or, if later, (ii) the last day of an authorized leave of absence or any other leave of absence approved by such Participant's or Former Participant's Employer.

Section 2.55	Rollover Account.
     The account(s) or record(s) maintained or caused to be maintained by the Trustee showing the composition and value of the individual interest of a particular Participant, Former Participant or Beneficiary in the Trust Assets attributable to each contribution of a Rollover Amount (as defined in Section 4.5) or a direct trustee-to-trustee transfer of assets to the Trust from a qualified plan or Code Section 403(b) annuity on behalf of a Participant.

Section 2.56	Savings Account.
     The account or record maintained or caused to be maintained by the Trustee showing the composition and value of the individual interest of a particular Participant, Former Participant or Beneficiary in the Trust Assets attributable to Savings Contributions elected by Participants, Incentive Contributions, Qualified Non-Elective Contributions and Qualified Matching Contributions.

Section 2.57	Savings Contributions.
     Savings Contributions means Employer contributions to the Plan made pursuant to Participants' elections under Section 4.1.

Section 2.58	Self-Employed Individual.
     Self-Employed Individual means, regarding an unincorporated business, an individual described in Code Section 401c(1). A Self-Employed Individual shall be treated as an Employee if the individual has an ownership interest in either the capital or profits interest of an unincorporated Employer and receives income from the Employer for personal services.

Section 2.59	Separation from Service.
     Separation from Service occurs whenever a person ceases to be an Employee of the Employer and is no longer being credited with Hours of Service.

Section 2.60	Service.
     Service means any period of time the Employee is in the employ of the Employer. Service in all cases includes periods during which the Employee is on an "authorized leave of absence" or a "maternity or paternity leave of absence" defined in Section 2.7(d) relating to a Break in Service. Leaves of absence also shall include periods of absence in connection with military service during which the Employee's re-employment rights are legally protected. Except for absence by reason of military service, leaves of absence shall be for a maximum period of two (2) years. Leaves of absence shall be granted on a uniform and nondiscriminatory basis.
     If the Employer maintains the plan of a Predecessor Employer, Service shall include service for the Predecessor Employer. To the extent it may be required under applicable Treasury regulations under Code Section 414, Service shall include all service for any Predecessor Employer.
     For purposes of determining vesting of a Participant's ESOP Transfer Account, the Participant will be credited with the greater of (i) his Service as determined in accordance with the elapsed time method described in the Plan, or (ii) the Years of Service credited to such Participant as of December 31, 1999, under the FFE Transportation Services ESOP and/or the Conwell ESOP, plus the number of Years of Service credited under this Plan from and after January 1, 2000 (using the elapsed time method from such date forward).

Section 2.61	Shareholder-Employee.
     Shareholder-Employee means a Participant who owns more than five percent (5%) of the Employer's outstanding capital stock during any year in which the Employer elected to be taxed as a Small Business Corporation under Code Section 1362(a) and who receives income from the Employer for personal services.

Section 2.62	Separated from Service.
     A person is Separated from Service when he is no longer an Employee.

Section 2.63	Special Employer Contributions.
     Special Employer Contributions means the Special Employer Contributions made by the Employers pursuant to the terms of the Prior Plan.

Section 2.64	Spouse.
     Spouse means the spouse to whom a Participant or Former Participant is married on the date the Participant or Former Participant becomes entitled to benefit payments under the Plan, or if such entitlement has not occurred, the spouse to whom the Participant or Former Participant was married on the date of his death; provided, however, that the Participant or Former Participant had been married to such spouse for at least one year ending on the date the Participant becomes entitled to benefit payments or the date of the Participant's or Former Participant's death.

Section 2.65	Trust.
     Trust means the trust created by the Trust Agreement between Frozen Food Express Industries, Inc. and the Trustee.

Section 2.66	Trust Agreement.
     Trust Agreement means the agreement, entered into by Frozen Food Express Industries, Inc. and the Trustee, or any successor Trustee, establishing the Trust and specifying the duties of the Trustee.

Section 2.67	Trust Fund.
     Trust Fund means all assets of any kind and nature from time to time held by the Trustee or its agent under the Trust Agreement without distinction between income and principal. This Plan contemplates a single Trust for all Employers participating under the Frozen Food Express Industries, Inc. 401(k) Savings Plan. However, the Trustee will maintain separate records of account to reflect properly each Participant's Account Balance from each Participating Employer.

Section 2.68	Trustee.
     Trustee means at any particular time, the then acting Trustee or, collectively, if there is more than one, the then acting Trustees of the Trust.

Section 2.69	Valuation Date.
     Valuation Date means any business day on which the Nasdaq National Market is open.

Section 2.70	Vested Percentage.
     Vested Percentage means that percentage of a Participant's Discretionary Employer Contribution Account, Matching Employer Contribution Account,
W & B Plan Rollover Account, and ESOP Transfer Account, if any, in which the Participant's rights are nonforfeitable and fully vested, which percentage is determined by reference to the vesting schedule set forth in Section 6.2.

Section 2.71	W & B Plan Rollover Account.
     W & B Plan Rollover Account means the account(s) or record(s) maintained or caused to be maintained by the Plan Administrator showing the composition and value of the individual interest of a particular Participant, Former Participant, or Beneficiary in the Trust assets attributable to the direct trustee-to-trustee transfers of assets to the Trust from the W & B Refrigeration Service Co., Inc. Employees' Profit Sharing Plan and Trust.

Section 2.72	Year of Service.
     (a)     For purposes of eligibility, a Year of Service means the twelve
(12) consecutive month period commencing on an Employee's Employment Commencement Date and ending on the anniversary of the Employee's Employment Commencement Date. If an Employee fails to complete a Year of Service on the first anniversary of the Employment Commencement Date, the Employee shall be deemed to complete a Year of Service upon the completion of twelve (12) months of Service. An Employee shall receive credit for the aggregate of all time periods commencing with the first day the Employee is entitled to credit for an Hour of Service, including the Re-Employment Commencement Date, and ending on the date a Break in Service begins. An Employee also shall receive credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year shall be expressed in terms of months, with credit for a month of service being given for each thirty (30) days of Service.
     (b) For purposes of vesting, and subject to Section 6.3, a Year of Service means twelve (12) months of Service. For purposes of determining an Employee's Years of Service for vesting purposes, an Employee shall receive credit for the aggregate of all time periods commencing on an Employee's Employment Commencement Date, including the Re-Employment Commencement Date, and ending on the date a Break in Service begins. An Employee also shall receive credit for any Period of Severance of less than twelve (12) consecutive months. Fractional periods of a year shall be expressed in terms of months, with credit for a month of service being given for each thirty (30) days of Service. In computing an Employee's Years of Service, the following rules shall apply:
             (i) For an Employee who terminates employment and is subsequently re-employed after incurring a Break in Service, Service prior to the Break in Service shall be taken into account immediately upon re-employment.
             (ii) For a Participant who terminates employment and who subsequently is re-employed after incurring five (5) consecutive Breaks in Service, Years of Service after the Break in Service shall not be taken into account for purposes of determining the Nonforfeitable percentage of an Employee's Account Balance derived from Employer Contributions which accrued before the Break in Service.
             (iii) For a Participant who terminates employment without any vested right to his Discretionary Employer Contribution Account or Matching Employer Contribution Account and who is re-employed after a Break in Service, Service before the Break in Service shall be taken into account for purposes of determining the Nonforfeitable percentage of an Employee's Account Balance derived from Employer Contributions which accrue after the Break in Service.
             (iv) Years of Service, for purposes of vesting, shall include all Years of Service of the Employee with any Predecessor Employer.
             (v) Years of Service with the Employer before a Participant enters the Plan shall be considered for purposes of vesting.
             (vi)  If the Employer is a member of a group of Related
                   Employers, then Year of Service for purposes of vesting shall include Service with any Related Employer.
             (vii) For purposes of determining Years of Service for vesting, the following definitions shall apply:
                   (A) Employment Commencement Date means the date on which an Employee is first entitled to credit for an Hour of Service.
                   (B) Period of Severance means the period of time commencing on the Severance from Service Date and ending on the date on which the Employee again performs an Hour of Service for the Employer.
                   (C) Re-Employment Commencement Date means the first date, following a Period of Severance which is not required to be considered under the Service rules, on which the Employee performs an Hour of Service for the Employer.
                   (D) Severance from Service Date means the date on which occurs the earlier of: (i) the date on which an Employee quits, retires, is discharged or dies; or
                        (ii) the first anniversary of the first date of a period in which an Employee remains absent from Service, with or without pay, with the Employer for any other reason, such as vacation, holiday, sickness, disability, leave of absence or layoff.
     (c) For purposes of vesting, an Employee's years of service with W & B Refrigeration Service Co., Inc. shall be counted as Years of Service under this Plan to the extent that such service was counted as years of service under the W & B Refrigeration Service Co., Inc. Employees' Profit Sharing Plan and Trust.
     (d) For purposes of determining vesting of a Participant's ESOP Transfer Account, the Service crediting provisions of Section 2.58 of the Plan shall apply.
     (e) The terms defined in this Section 2.70 shall include Years of Service performed by an Employee prior to the Effective Date.

                                 * * * * * *



                                ARTICLE THREE
                                -------------
                        ELIGIBILITY AND PARTICIPATION

Section 3.3	Eligibility.
     (a) Any Employee included under the provisions of the Prior Plan as of December 31, 2000, shall continue to participate in accordance with the provisions of this Plan.
     (b) Any other Employee shall become a Participant as of the Entrance Date following the date on which he completes ninety (90) days of employment.
     (c) An Employee who has not satisfied the requirements of Section 3.1(b) above and is entitled to receive an allocation of Incentive Contributions under the FFE Transportation Services, Inc. 1994 Incentive Bonus Plan shall become a Participant in the Plan as of the Entrance Date immediately following his completion of one day of employment; provided, however, that such participation shall be limited to his ability to receive an allocation of Incentive Contributions under Section 4.2(b)(ii) and shall not cause him to be eligible to receive an allocation of any other contributions to the Plan.

Section 3.4	Eligibility Following Separation From Service.
     If an Employee who has satisfied the eligibility requirements of Section
3.1 has Separated from Service and later returns to Service with an Employer, he shall become a Participant on his Re-Employment Commencement Date;
provided, however, that any Employee who Separated from Service at a time when he had no Vested Percentage and who has incurred five consecutive Breaks-in-Service before his Re-Employment Commencement Date, must meet the eligibility requirements of Section 3.1 anew before he will become or again become a Participant.

Section 3.5	Participation During Leave of Absence.
     During an authorized leave of absence or any other leave of absence approved by a Participant's or Former Participant's Employer:
     (a) The Participant's Accounts shall share in the allocation of net earnings, net losses, taxes (if any) and expenses of the Trust during such period; and
     (b) In the case of an authorized leave of absence under Section 2.7, the Participant's interest in his Discretionary Employer Contribution Account, Matching Employer Contribution Account, and ESOP Transfer Account shall continue to vest, as provided in Article 6, until he is Separated from Service. In the case of any other authorized leave of absence or any other leave of absence approved by his Employer, his interest in his Discretionary Employer Contribution Account, Matching Employer Contribution Account and ESOP Transfer Account shall continue to vest, as provided in Article 6, but only if he resumes employment with an Employer not later than the first
working day following the expiration of the period of such leave.   If such
employment is not so resumed, the date he is Separated from Service for purposes of such vesting shall be deemed to be the last day of employment prior to the commencement of such authorized or approved absence and such Participant or Former Participant shall not receive credit for any Hours of Service under Section 2.33(a)(ii) after such last day.

Section 3.6	Notification of Eligibility and Commencement of Participation.
     As soon as administratively feasible prior to each Entrance Date, the Employers shall furnish the Committee with a list of all Employees who become eligible or re-eligible to participate in the Plan as of that Entrance Date. The Committee shall promptly notify each such Employee of his prospective participation and provide each such Employee with such explanation of the Plan as the Committee may provide for that purpose, together with such forms as the Committee may prescribe for elections to participate in the Plan.
Such forms shall include elections for (1) Savings Contributions (via payroll deduction); (2) investment direction of a Participant's accounts and
(3) Beneficiary designation. Each Employee shall be eligible to have Savings Contributions made on his behalf as of the Entrance Date concurrent with or next following the date on which he (1) becomes a Participant in accordance with Plan Section 3.1, and (2) has signed and returned all election forms as required by the Employer. In accordance with Plan Section 4.1(b), if the Employee has not submitted all election forms as of the Entrance Date concurrent with or next following the date on which he becomes a Participant, the Employee shall be eligible to have Savings Contributions made on his behalf as of the payroll period concurrent with or next following the date the Employee submits such election forms.

                                * * * * * * *



                                ARTICLE FOUR
                                ------------
                                CONTRIBUTIONS
Section 4.3	Savings Contributions.
     (a) Subject to the provisions of Sections 4.1(d) and (f), each Participant may elect that an amount, in any whole percentage of his Compensation, not to exceed twenty percent (20%) of his Compensation, be withheld from his Compensation and contributed by his Employer to the Trust.
The Plan Administrator may permit a Participant to make an election under this Section through any written, electronic or telephonic means authorized by the Committee. Such contributions shall be known as Savings Contributions.
     (b) A Participant who does not have an election to have Savings Contributions made on his behalf in effect, or any Participant who would like to amend his election, may make such election or amend such election, effective as of the next following payroll period by filing an election with the Plan Administrator within a reasonable time prior to commencement of such payroll period. The Plan Administrator may permit a Participant to make an election under this Section through any written, electronic or telephonic means authorized by the Committee. Any such election or amendment of an election shall be effective only with respect to Compensation payable after the Plan Administrator receives such election.
     (c) Savings Contributions shall be effected by payroll deductions for each pay period of the electing Participant commencing after the effective date of his election and shall be paid over to the Trustee no later than the fifteenth (15th) business day of the month following the month of such payroll deduction.
     (d) No Employee shall be permitted to have Savings Contributions made under this Plan during any Plan Year which exceed the statutory dollar limitation under Code Section 402(g) for the taxable year of the Participant, as adjusted annually by the Secretary of the Treasury ($10,500 for 2000). In computing this limitation, a Participant shall include any Elective Deferrals under other retirement arrangements. For this purpose, "Elective
Deferrals" means, for any taxable year, the sum of:
             (i) any Employer contribution under a qualified cash or deferred arrangement defined in Code Section 401(k), to the extent not includable in gross income for the taxable year under Code Section 402(e)(3), determined without regard to the dollar limitation under Code Section 402(g);
             (ii) any Employer contribution under a simplified employee pension as defined in Code Section 408(k)(6), pursuant to a salary reduction agreement;
             (iii) any Employer contribution toward the purchase of a tax sheltered annuity contract as defined in Code Section 403(b), pursuant to a salary reduction agreement; and
             (iv) effective January 1, 1998, any Employer contribution under a SIMPLE Plan pursuant to Code Section 408(p)(2)
      If the statutory dollar limitation under Code Section 402(g) is exceeded, the Committee shall direct the Trustee to distribute the Excess Elective Deferrals (defined below), and any income or loss allocable to such Excess Elective Deferrals, to the Participant not later than the first April
15 following the close of the Participant's taxable year. The amount of Excess Elective Deferrals to be distributed to an Employee for a taxable year will be reduced by Excess Contributions previously distributed or recharacterized for the Plan Year beginning in the taxable year of the Employee. The term "Excess Elective Deferrals" means those Elective Deferrals that are includable in a Participant's gross income under Code Section 402(g) to the extent the Participant's Elective Deferrals for a taxable year exceed the dollar limitation under Code Section 402(g). Excess Elective Deferrals under this Plan shall be treated as Annual Additions under the Plan, unless such amounts are distributed no later than the first April 15 following the close of the Participant's taxable year.
     If a Participant is also a Participant in (i) another qualified cash or deferred arrangement defined in Code Section 401(k); (ii) a simplified employee pension defined in Code Section 408(k); (iii) a salary reduction arrangement pursuant to which an employer purchases a tax sheltered annuity contract defined in Code Section 403(b) or (iv) a SIMPLE Plan defined in Code Section 408(p), and the Elective Deferrals made under the other arrangement(s) and this Plan cumulatively exceed the amount of the dollar limitation under Code Section 402(g) in effect on January 1 of each calendar year, as adjusted annually by the Secretary of the Treasury ($10,500 for 2000), then the Participant may, not later than March 1 following the close of the Participant's taxable year, notify the Administrator in writing of the excess and request that the Participant's Savings Contributions under this Plan be reduced by an amount specified by the Participant. The specified amount then shall be distributed in the same manner as provided in the preceding paragraph. A Participant is deemed to notify the Administrator of any Excess Elective Deferrals that arise by taking into account only those Elective Deferrals made to this Plan and any other plans of this Employer.
     (e)     Limitations on Savings Contributions.
             (i) Actual Deferral Percentage Test. The annual allocation derived from Savings Contributions to a Participant's
                   Savings Account shall satisfy one of the following tests:
                   (A) The Average Actual Deferral Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Eligible Non-Highly Compensated
                          Employees for the current Plan Year multiplied by 1.25; or
                   (B) The Average Actual Deferral Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Actual Deferral Percentage for Participants who are Eligible Non-Highly Compensated
                          Employees for the current Plan Year multiplied by two (2); provided that the Average Actual Deferral Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year does not exceed the Average Actual Deferral Percentage for Participants who are Eligible Non-Highly
                          Compensated Employees for the current Plan Year by more than two (2) percentage points or the amount as may be prescribed in applicable Treasury regulations to prevent the multiple use of this alternative limitation for any Highly Compensated Employee.
             (ii) Definitions. For the purposes of this Section, the following definitions shall apply:
                   (A) Actual Deferral Percentage means the ratio, expressed as a percentage, of (i) the amount of Savings Contributions actually paid to the Trust
                          Fund on behalf of the Eligible Participant for the Plan Year to (ii) the Eligible Participant's Compensation for the Plan Year, whether or not the Employee was a Participant for the entire Plan
                          Year. Savings Contributions on behalf of any Participant shall include:
                          (i) any Savings Contributions, (including Excess
                              Elective Deferrals of Highly Compensated
                              Employees), but excluding
                              (1) Excess Elective Deferrals of Non-Highly
                                  Compensated Employees that arise solely
                                  fromSavings Contributions made under this plan or plans of this Employer, and
                              (2) Savings Contributions that are taken into
                                  account in the Contribution Percentage Test
                                  (provided the Actual Deferral Percentage
                                  Test is satisfied both with and without
                                  exclusion of these Savings Contributions);
                                  and
                          (ii) at the election of the Employer, Qualified
                               Non-Elective Contributions and Qualified
                               Matching Contributions.
                   A Savings Contribution will be taken into account under the Actual Deferral Percentage Test for a Plan Year only if it relates to compensation that either would have been received by the Employee in the Plan Year, but for the deferral election, or is attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within two and one-half
                   (2 1/2) months after the close of the Plan Year, but for the deferral election. To compute Actual Deferral Percentages, an Employee who would be a Participant but for the failure to make Savings Contributions shall be treated as a Participant on whose behalf no Savings Contributions are made.
                   (B) Average Actual Deferral Percentage means the average, expressed as a percentage, of the Actual Deferral Percentages of the Eligible Participants in a group.
                   (C) Eligible Participant means any Employee of the Employer who is directly or indirectly eligible under the Plan to have Savings Contributions (or Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Savings Contributions for the Actual Deferral Percentage Test) allocated to his or her Savings Account for all or any portion of the Plan Year. Eligible Participant includes an Employee whose eligibility to make Savings Contributions has been suspended because of an election (other than certain one-time elections) not to participate, a distribution, or a loan; and an Employee who cannot defer because of Code Section 415 limitations.
                   (D)    Qualified Non-Elective Contributions means
                          Employer Contributions, other than Savings
                          Contributions and Matching Contributions, allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(g). Employer Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Employer Contributions allocated to a Participant's Savings Account under the Plan automatically satisfy the definition of Qualified Non-Elective Contributions.
                   (E) Qualified Matching Contributions means Matching Employer Contributions allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(g). Matching Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Matching Contributions allocated to a Participant's Savings Account under the Plan automatically satisfy the definition of Qualified Matching Contributions.
             (iii) Special Rules.
                   (A) For purposes of this Section, the Actual Deferral Percentage for any Participant who is a Highly Compensated Employee for the Plan Year who is eligible to have Savings Contributions (or Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, if treated as Savings Contributions for the Actual Deferral Percentage
                          Test) allocated to his or her account under two (2) or more plans or arrangements described in Code
                          Section 401(k) that are maintained by the Employer or a Related Employer shall be determined as if all Savings Contributions (and, if applicable, Qualified Non-Elective Contributions or Qualified Matching Contribution, or both) were made under a single arrangement. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under applicable
                          Treasury regulations pursuant to Code Section
                          401(k).
                   (B) If this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of the Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Actual Deferral Percentage of Employees as if all such plans were a single plan. Plans may be aggregated to satisfy Code Section 401(k) only if they have the same Plan Year.
                   (C) To determine the Actual Deferral Percentage Test, Savings Contributions, Qualified Non-Elective Contributions, and Qualified Matching
                          Contributions must be made before the last day of the twelve (12) month period immediately following the Plan Year to which contributions relate.
                   (D) The Employer shall maintain records sufficient to demonstrate satisfaction of the Actual Deferral Percentage Test and the amount of Qualified Non-Elective Contributions or Qualified Matching Contributions, or both, used in the test.
                   (E)    The determination and treatment of the Actual
                          Deferral Percentage amounts of any Participant shall satisfy other requirements prescribed by applicable Treasury regulations.
             (iv) Fail-Safe Provisions. If the initial allocations of the Savings Contributions do not satisfy one of the tests set forth in paragraph (i) of this Subsection, the Administrator shall adjust the accounts of the Participants pursuant to one (1) or more of the following options:
                   (A) Distribution of Excess Contributions. If the Committee determines that the initial allocations of the Savings Contributions do not satisfy one of the Actual Deferral Percentage Tests set forth in paragraph (i) of this Subsection, the Administrator must distribute the Excess Contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of Excess
                          Contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first two and one-half (2 1/2) months of the next Plan Year. The Excess Contributions are the amount of Savings Contributions made at the election of the Highly Compensated Employees which causes the Plan to fail to satisfy the Actual Deferral Percentage Test. The Administrator shall make distributions to each Highly Compensated
                          Employee of his or her respective share of the Excess Contributions pursuant to the following steps:
                          (1)  The Administrator shall calculate total
                               Excess Contributions for the Highly
                               Compensated Employees.
                          (2) The Administrator shall calculate the total dollar amount by which the Excess
                               Contributions for the Highly Compensated
                               Employees must be reduced in order to
                               satisfy the Average Deferral Percentage
                               Test.
                          (3) The Administrator shall calculate the total dollar amount of the Excess Contributions for each Highly Compensated Employee.
                          (4) The Administrator shall reduce the Excess Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Excess Contributions by refunding such contributions to such Highly Compensated Employee(s) in the amount required to cause the dollar amount of such Highly
                               Compensated Employee(s)' Savings
                               Contributions to equal the dollar amount of the Savings Contributions of the Highly Compensated Employee(s) with the next highest dollar amount of Savings
                               Contributions.
                          (5)  If the total dollar amount distributed
                               pursuant to Step (4) above is less than the total dollar amount of Excess Contributions, Step (4) shall be applied to the Highly Compensated Employee(s) with the next highest dollar amount of Excess
                               Contributions until the total amount of
                               distributed Excess Contributions equals the total dollar amount calculated in Step (2).
                          (6)  When calculating the amount of a
                               distribution under Step (4), if a lesser reduction, when added to any amounts already distributed under this Section, would equal the total amount of distributions necessary to permit the Plan to satisfy the requirements of paragraph (i) of this Subsection, the lesser amount shall be distributed from the Plan.
                   (B) Allocable Income. To determine the amount of the corrective distribution required under this Section, the Administrator must calculate the allocable income for the Plan Year in which the Excess Contributions arose. The income allocable to Excess Contributions is equal to the sum of the allocable gain or loss for the Plan Year.
                          (1)  Method of Allocating Income.  The
                               Administrator may use any reasonable
                               method for computing the income allocable to Excess Contributions, provided that the method does not violate Code Section
                               401(a)(4), is used consistently for all
                               Participants and for all corrective
                               distributions under the Plan for the Plan
                               Year, and is used by the Plan for allocating
                               income to Participants' Accounts.
                          (2)  Alternative Method of Allocating Income.
                               A Plan may allocate income to Excess
                               Contributions by multiplying the income for the Plan Year allocable to Savings
                               Contributions and amounts treated as
                               Savings Contributions by a fraction. The numerator of the fraction is the Excess Contributions for the Employee for the Plan
                               Year. The denominator of the fraction is equal to the sum of:
                               (a)  The total account balance of the
                                    Employee attributable to Savings
                                    Contributions and amounts treated as
                                    Savings Contributions as of the
                                    beginning of the Plan Year; plus
                               (b)  The Employee's Savings Contributions,
                                    and amounts treated as Savings
                                    Contributions for the Plan Year.
                   (C) Recharacterization of Matching Contributions. A portion of the Employer's Matching Contribution shall be deemed a Savings Contribution for purposes of paragraph (i) of this Subsection and for vesting and withdrawal purposes. The portion shall be equal to an amount necessary to satisfy one of the tests set forth in paragraph (i) of this Subsection, taking into account the Administrator's action under any option herein and shall be reallocated to the Savings Account. Reallocation of the Employer's Matching Contribution shall be made on behalf of Participants who are Non-Highly Compensated Employees.
                   (D) Qualified Non-Elective and Qualified Matching Contributions. The Employer shall make Qualified Non-Elective Contributions or Qualified Matching Contributions on behalf of Participants who are Non-Highly Compensated Employees in an amount sufficient to satisfy one of the tests set forth in paragraph (i) of this Subsection, taking into account the Administrator's action under any option herein. These contributions shall be made in the minimum amount of dollars required to satisfy the requirements of paragraph (i) of this Subsection and shall be allocated first to the lowest-paid such Participant, subject to Section 5.6, and then to the next lowest-paid Participant, subject to Section 5.6, and thereafter in like manner in ascending order until the limitations of paragraph (i) are met.
                          Such additional contributions shall be fully vested and subject to the distribution restrictions of
                          Section 4.1(g) hereof, and must be made prior to the last day of the twelve month period immediately following the Year to which they relate.
                          The Qualified Non-Elective and Qualified Matching Contributions may be treated as Savings Contributions provided that each of the following requirements, to the extent applicable, is satisfied:
                          (1)  The amount of Employer Contributions,
                               including those Qualified Non-Elective
                               Contributions treated as Savings
                               Contributions for purposes of the Actual
                               Deferral Percentage Test, satisfies the
                               requirements of Code Section 401(a)(4).
                          (2)  The amount of Employer Contributions,
                               excluding those Qualified Non-Elective
                               Contributions treated as Savings
                               Contributions for purposes of the Actual
                               Deferral Percentage Test and those
                               Qualified Non-Elective Contributions
                               treated as Matching Contributions under
                               Treasury Regulations Section 1.401(m)-1(b)(5) for purposes of the Average Contribution Percentage Test, satisfies the requirements of Code Section 401(a)(4).
                          (3)  The Matching Contributions, including
                               those Qualified Matching Contributions
                               treated as Savings Contributions for
                               purposes of the Actual Deferral Percentage
                               Test, satisfy the requirements of Code
                               Section 401(a)(4).
                          (4)  The Matching Contributions, excluding
                               those Qualified Matching Contributions
                               treated as Savings Contributions for
                               purposes of the Actual Deferral Percentage
                               Test, satisfy the requirements of Code
                               Section 401(a)(4).
                          (5) The Qualified Non-Elective Contributions and Qualified Matching Contributions satisfy the requirements of Treasury
                               Regulations Section 1.401(k)-1(b)(4)(i) for the Plan Year as if the contributions were Savings Contributions.
                          (6) The plan that includes the cash or deferred arrangement and the plan or plans to which the Qualified Non-Elective Contributions and Qualified Matching Contributions are made could be aggregated for purposes of Code Section 410(b).
     (f) Wrap-Plan Provisions. Savings Contributions elected by Participants who are Highly Compensated Employees may be prospectively limited by the Committee without the Participant's consent if necessary to meet the limits of Section 4.1(e). Any Participant in this Plan who is both a Highly Compensated Employee and a Participant for the Plan Year in the FFE Transportation Services, Inc. 401(k) Wrap Plan ("Highly Compensated Wrap Plan Participant") may not elect to have Savings Contributions made on his behalf by payroll deductions under this Plan during such Plan Year. In lieu of Savings Contributions effected by payroll deductions on behalf of any Highly Compensated Wrap Plan Participant, as soon as administratively feasible after the end of a Plan Year, but in no event later than 2 1/2 months following the end of that Plan Year, the Committee shall permit the transfer to the Plan of all the Nonqualified Savings Contributions credited to the Nonqualified
Savings Account of each Highly Compensated Wrap Plan Participant in the FFE Transportation Services, Inc. 401(k) Wrap Plan, but in no event shall an amount be transferred that would cause this Plan to exceed the limitations of Code Section 401(k)(3) set forth in Plan Section 4.1(e) for such Plan Year. In determining the permitted transfer amounts, the Employers may authorize a Qualified Non-Elective Contribution or Qualified Matching Contribution to be made for such year, and allocated as provided in Section 4.1(e)(iv)c.
      (g) Restrictions on Distributions. Subject to the following limitations, amounts held in the Participant's Savings Account may not be distributable prior to the earliest of:
             (i) separation from Service, total and permanent disability or death;
             (ii)   attainment of age fifty-nine and one-half (59 1/2) years;
             (iii) Plan termination without establishment of another defined contribution plan, other than an employee stock ownership plan (as defined in Code Sections 4975(e) or 409) or a simplified employee pension plan as defined in Code
                    Section 408(k);
             (iv) disposition by a corporation to an unrelated corporation of substantially all of the assets (within the meaning of Code Section 409(d)(2)) used in a trade or business of the corporation, if the corporation continues to maintain this Plan after the disposition, but only with respect to Employees who continue employment with the corporation acquiring the assets;
             (v) disposition by a corporation to an unrelated entity of the corporation's interest in a subsidiary (within the meaning of Code Section 409(d)(3)) if the corporation continues to maintain this Plan, but only with respect to Employees who continue employment with the subsidiary; or
             (vi) proven financial hardship, subject to the limitations set forth in Article 10.
      All distributions that may be made pursuant to one or more of the foregoing distributable events are subject to the spousal and Participant consent requirements, if applicable, of Code Sections 401(a)(11) and 417. In addition, distributions that are triggered by one of the preceding events enumerated as (iii), (iv), (v), or (vi) must be made in a lump sum distribution.

Section 4.4	Employer Contributions.
      (a) Matching Employer Contributions. In addition to the total amount of Savings Contributions elected for each month pursuant to
Section 4.1, but subject to the limits of Section 4.2(c), each Employer shall, as a Matching Employer Contribution to the Plan, pay to the Trustee for each calendar quarter an amount equal to 100% of each Participant's Savings Contributions for each payroll period pursuant to Section 4.1 hereof which does not exceed four percent (4%) of his Compensation for such payroll period.
Effective November 1, 2001, Section 4.2(a) reads as follows.
             (a) Matching Employer Contributions. In addition to the total amount of Savings Contributions elected for each month pursuant to Section 4.1, but subject to the limits of Section 4.2(c), each Employer shall, as a Matching Employer Contribution to the Plan, pay to the Trustee for each calendar quarter an amount equal to fifty percent (50%) of each Participant's Savings Contributions for each payroll period pursuant to Section 4.1 hereof which does not exceed four percent (4%) of his Compensation for such payroll period. Matching Employer Contributions shall be made in Company Stock in accordance with the closing market price on the business day immediately preceding the day such Contributions are made. In accordance with Section 7.2(a), such Contributions may be re-invested by the Trustee in accordance with Participant direction.
      (b) Qualified Non-Elective Contributions and Qualified Matching Contributions.
             (i) General. The Employer may, in its discretion, make Qualified Non-Elective Contributions and/or Qualified Matching Contributions to the Plan from time to time. Any Qualified Non-Elective Contributions made pursuant to this
                   Section 4.2(b)(i) shall be treated as a Savings Contribution for purposes of Section 4.1(e)(i) and shall be allocated as provided in Section 4.1(e)(iv)(C). Any Qualified Matching Contributions made pursuant to this Section shall be treated as a Matching Employer Contribution for purposes of
                   Section 4.2(c)(i) and shall be allocated as provided in
                   Section 4.2(c)(iv)(C).
             (ii) Incentive Contributions. FFE Transportation Services, Inc. shall make Qualified Non-Elective Contributions to the Plan as provided pursuant to the terms of the FFE Transportation Services, Inc. 1994 Incentive Bonus Plan. Contributions under this Section 4.2(b)(ii) shall be treated as Savings Contributions for purposes of Plan Section 4.1(e)(i) and shall be contributed to the Plan on an annual basis.
      (c)    Limitations on Matching Employer Contributions.
            (i) Average Contribution Percentage Test. The annual allocation derived from Matching Contributions and Qualified Matching Contributions to a Participant's Individual Account shall satisfy one of the following tests:
                   (A)  The Average Contribution Percentage for
                        Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Eligible Non-Highly Compensated
                        Employees for the current Plan Year multiplied by 1.25; or
                   (B)  The Average Contribution Percentage for
                        Participants who are Eligible Highly Compensated Employees for the Plan Year shall not exceed the Average Contribution Percentage for Participants who are Eligible Non-Highly Compensated
                        Employees for the current Plan Year multiplied by two (2); provided that the Average Contribution Percentage for Participants who are Eligible Highly Compensated Employees for the Plan Year does not exceed the Average Contribution Percentage for Participants who are Eligible Non-Highly
                        Compensated Employees for the current Plan Year by more than two (2) percentage points or the amount prescribed in applicable Treasury regulations to prevent the multiple use of this alternative limitation for any Highly Compensated Employee.
             (ii)  Definitions.
                   (A) Aggregate Limit means the greater of (1) or (2), described as follows:
                        (1)  The sum of:
                             (a)  1.25 multiplied by the greater of the
                                  Actual Deferral Percentage or the
                                  Average Contribution Percentage for
                                  Participants who are Eligible Non-Highly
                                  Compensated Employees, and
                             (b)  Two (2) percentage points plus the
                                  lesser of Actual Deferral Percentage
                                  or the Average Contribution
                                  Percentage of Participants who are
                                  Eligible Non-Highly Compensated
                                  Employees.  (In no event shall this
                                  amount exceed twice the lesser of the
                                  Actual Deferral Percentage or
                                  Average Contribution Percentage of
                                  Participants who are Eligible Non-
                                  Highly Compensated Employees).
                        (2)  The sum of:
                             (a)  1.25 multiplied by the lesser of the
                                  Actual Deferral Percentage or the
                                  Average Contribution Percentage of
                                  Participants who are Eligible Non-Highly
                                  Compensated Employees, and
                             (b)  Two (2) percentage points plus the
                                  greater of Actual Deferral Percentage
                                  or the Average Contribution
                                  Percentage of Participants who are
                                  Eligible Non-Highly Compensated
                                  Employees.  (In no event shall this
                                  amount exceed twice the greater of
                                  the Actual Deferral Percentage or
                                  Average Contribution Percentage of
                                  Participants who are Eligible Non-Highly
                                  Compensated Employees).
                   (B) Average Contribution Percentage means the average, expressed as a percentage, of the Contribution Percentages of the Eligible
                        Participants in a group.
                   (C) Contribution Percentage means the ratio, expressed as a percentage, of the sum of the Matching Contributions and Qualified Matching Contributions, if any, under the Plan on behalf of the Eligible Participant for the Plan Year to the Eligible Participant's Compensation for the Plan
                        Year.
                   (D) Contribution Percentage Amounts means the sum of the Matching Contributions and Qualified Matching Contributions, to the extent not taken into account for purposes of the Actual Deferral Percentage Test, made under the Plan on behalf of the Participant for the Plan Year. Contribution Percentage Amounts shall include Forfeitures of Excess Aggregate Contributions or Matching Contributions allocated to the Participant's Account that shall be taken into account in the year in which the Forfeiture is allocated. Notwithstanding the foregoing,
                        Contribution Percentage Amounts shall not include Matching Contributions that are forfeited either to correct Excess Aggregate Contributions or because the contributions to which they relate are Excess Deferrals, Excess Contributions, or Excess
                        Aggregate Contributions. The Employer may include Qualified Non-Elective Contributions in the Contribution Percentage Amounts. The Employer also may elect to use Savings Contributions in the Contribution Percentage Amount if the Actual
                        Deferral Percentage Test is met before the Savings Contributions are used in the Average Contribution Percentage Test and continues to be met following the exclusion of those Savings Contributions that are used to meet the Average Contribution
                        Percentage Test.  In the case of an Eligible
                        Participant who makes no Savings Contributions and receives no Matching Contributions, the Contribution Percentage Amount shall be zero.
                   (E) Eligible Participant means any Employee who is eligible to make a Savings Contribution, if the Employer takes the contributions into account in calculating the Contribution Percentage, or to receive a Matching Contribution, including
                        Forfeitures, or a Qualified Matching Contribution.
                   (F)  Matching Contribution means an Employer
                        Contribution made to this or any other defined contribution plan on behalf of a Participant on account of a Savings Contribution made by the Participant, or on account of a Participant's election to defer a portion of his or her Compensation under a plan maintained by the Employer.
                   (G)  Qualified Non-Elective Contributions means
                        Employer Contributions, other than Savings
                        Contributions and Matching Contributions, allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(g). Employer Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Employer Contributions allocated to a Participant's Savings Account under the Plan automatically satisfy the definition of Qualified Non-Elective Contributions.
                   (H) Qualified Matching Contributions means Matching Employer Contributions allocated to Participants' accounts which are 100% Nonforfeitable at all times and which are subject to the distribution restrictions described in Section 4.1(g). Matching Contributions are not 100% Nonforfeitable at all times if the Employee has a 100% Nonforfeitable interest because of Years of Service taken into account under a vesting schedule. Any Matching Contributions allocated to a Participant's Savings Account under the Plan automatically satisfy the definition of Qualified Matching Contributions.
             (iii) Special Rules
                   (A) Multiple Use. If one or more Highly Compensated Employees participate in both a cash or deferred arrangement subject to Code Section 401(k) and a plan maintained by the Employer subject to Code
                        Section 401(m) and the sum of the Actual Deferral Percentage and Average Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit, then the Average Contribution Percentage of those Highly Compensated Employees who also participate in a cash or deferred arrangement will be reduced in the manner described in Section 4.1(e) so that the limit is not exceeded. The amount by which each Highly Compensated Employee's
                        Contribution Percentage Amount is reduced shall be treated as an Excess Aggregate Contribution. The Actual Deferral Percentage and Average
                        Contribution Percentage of the Highly
                        Compensated Employees are determined after:
                        (1) use of Qualified Non-Elective Contributions and Qualified Matching Contributions to meet the Actual Deferral Percentage Test;
                        (2) use of Qualified Non-Elective Contributions and Elective Contributions to meet the Actual Deferral Percentage Test;
                        (3) any corrective distribution or forfeiture of Excess Deferrals, Excess Contributions or
                             Excess Aggregate Contributions; and
                        (4)  after any recharacterization of Excess
                             Contributions required without regard to multiple use of the alternative limitation;
                             and are deemed to be the maximum permitted under such tests for the Plan Year.
                   Multiple use occurs if the Actual Deferral Percentage and Average Contribution Percentage of the Highly Compensated Employees exceeds the Aggregate Limit. For purposes of this Section, the "Aggregate Limit" is the greater of:
                        (1) the sum of (i) 1.25 times the greater of the relevant actual deferral percentage or the relevant actual contribution percentage, and
                             (ii) two percentage points plus the lesser of the relevant actual deferral percentage or the relevant actual contribution percentage;
                             provided, however, that this amount may not exceed twice the lesser of the relevant actual deferral percentage or the relevant actual contribution percentage; or
                        (2) the sum of (i) 1.25 times the lesser of the relevant actual deferral percentage or the relevant actual contribution percentage, and
                             (ii) two percentage points plus the greater of the relevant actual deferral percentage or the relevant actual contribution percentage;
                             provided, however, that this amount may not exceed twice the greater of the relevant actual deferral percentage or the relevant actual contribution percentage.
                        For purposes of the preceding sentence, the "relevant" actual deferral percentage and actual contribution percentage is the actual deferral percentage and actual contribution percentage of the Non-Highly Compensated Employees.
                   (B) For purposes of this Section, the Contribution Percentage for any Participant who is an Eligible Highly Compensated Employee for the Plan Year who is eligible to have Contribution Percentage
                        Amounts allocated under two (2) or more plans described in Code Section 401(a) or arrangements described in Code Section 401(k) that are maintained by the Employer or a Related Employer shall be determined as if the total of the Contribution Percentage Amounts were made under each plan. If a Highly Compensated Employee participates in two (2) or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement. Notwithstanding the foregoing, certain plans shall be treated as separate if mandatorily disaggregated under regulations pursuant to Code Section 401(m).
                   (C) If this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one (1) or more other plans, or if one (1) or more other plans satisfy the requirements of the Code Sections only if aggregated with this Plan, then this Section shall be applied by determining the Contribution Percentages of
                        Eligible Participants as if all such plans were a single plan.
                   (D) The Employer shall maintain records sufficient to demonstrate satisfaction of the Average
                        Contribution Percentage Test.
                   (E) The determination and treatment of the Contribution Percentage of any Participant shall satisfy other requirements prescribed by applicable Treasury regulations.
             (iv) Fail Safe Provisions. If the initial allocations of the Matching Employer Contributions do not satisfy one of the tests set forth in paragraph (i) of this Section, the Administrator shall adjust the accounts of the Participants pursuant to one (1) or more of the following options:
                   (A)  Distribution of Excess Aggregate Contributions.
                        The Administrator will determine Excess Aggregate Contributions after determining Excess Elective Deferrals under Section 4.1(d) and Excess
                        Contributions under Section 4.1(e).  If the
                        Administrator determines that the Plan fails to satisfy the Average Contribution Percentage Test for a Plan Year, it must distribute the Excess Aggregate Contributions, as adjusted for allocable income, during the next Plan Year. However, the Employer will incur an excise tax equal to 10% of the amount of Excess Aggregate Contributions for a Plan Year not distributed to the appropriate Highly Compensated Employees during the first two and one-half (2 1/2) months of the next Plan Year. The Excess Aggregate Contributions are the amount of aggregate contributions allocated on behalf of the Highly Compensated Employees which causes the Plan to fail to satisfy the Average Contribution Percentage Test. The Administrator shall make distributions to each Highly Compensated
                        Employee of his or her respective share of the Excess Aggregate Contributions in accordance with the following steps:
                        (1)     The Administrator shall calculate total
                                Excess Aggregate Contributions for the
                                Highly Compensated Employees.
                        (2) The Administrator shall calculate the total dollar amount by which the Excess
                                Aggregate Contributions for the Highly
                                Compensated Employees must be reduced in order to satisfy the Average Contribution Percentage Test.
                        (3) The Administrator shall calculate the total dollar amount of the Excess Aggregate Contributions for each Highly Compensated Employee.
                        (4) The Administrator shall reduce the Excess Aggregate Contributions of the Highly Compensated Employee(s) with the highest dollar amount of Excess Aggregate
                                Contributions by refunding such
                                contributions to such Highly Compensated
                                Employee(s) in the amount required to cause the dollar amount of such Highly
                                Compensated Employee(s)' Matching
                                Employer Contributions to equal the dollar amount of the Matching Employer
                                Contributions of the Highly Compensated
                                Employee(s) with the next highest dollar amount of such contributions.
                        (5)     If the total dollar amount distributed
                                pursuant to Step (4) above is less than the total dollar amount of Excess Aggregate Contributions, Step (4) shall be applied to the Highly Compensated Employee(s) with the next highest dollar amount of Excess Aggregate Contributions until the total amount of distributed Excess Aggregate Contributions equals the total dollar amount calculated in Step (2).
                        (6)     When calculating the amount of a
                                distribution under Step (4), if a lesser reduction, when added to any amounts already distributed under this Section, would equal the total amount of distributions necessary to permit the Plan to satisfy the requirements of Section 4.2c(i), the lesser amount shall be distributed from the Plan.
                   (B) Allocable Income. To determine the amount of the corrective distribution required under this Section, the Administrator must calculate the allocable income for the Plan Year in which the Excess
                        Aggregate Contributions arose. The income allocable to Excess Aggregate Contributions is equal to the sum of the allocable gain or loss for the Plan Year.
                        (1)     Method of Allocating Income.  The
                                Administrator may use any reasonable
                                method for computing the income allocable to Excess Aggregate Contributions, provided that the method does not violate
                                Code Section 401(a)(4), is used consistently for all Participants and for all corrective distributions under the Plan for the Plan
                                Year, and is used by the Plan for allocating income to Participants' Accounts.
                        (2)     Alternative Method of Allocating Income.
                                A Plan may allocate income to Excess
                                Aggregate Contributions by multiplying the income for the Plan Year allocable to Matching Contributions and amounts treated as Matching Contributions by a fraction.
                                The numerator of the fraction is the Excess
                                Aggregate Contributions for the Employee for the Plan Year. The denominator of the fraction is equal to the sum of:
                                (a)     The total account balance of the
                                        Employee attributable to Matching
                                        Contributions and amounts treated as
                                        Matching Contributions as of the
                                        beginning of the Plan Year; plus
                                (b)     The Matching Contributions and
                                        amounts treated as Matching
                                        Contributions for the Plan Year.
                   (C)  Characterization of Excess Aggregate Contributions.
                        The Administrator will treat a Highly Compensated Employee's allocable share of Excess Aggregate Contributions in the following priority:
                        (i) first as attributable to his or her Matching Contributions allocable with respect to Excess Contributions determined under the Actual Deferral Percentage Test described in Section 4.1(e);
                        (ii)    then on a pro rata basis to Matching
                                Contributions and to the Savings Contributions relating to those Matching Contributions which the Administrator has included in the Average Contribution Percentage Test;
                        (iii)   then on a pro rata basis to Savings
                                Contributions which are mandatory
                                contributions, if any, and to the Matching
                                Contributions allocated on the basis of those mandatory contributions; and
                        (iv) last to Qualified Non-Elective Contributions used in the Average Contribution Percentage Test. To the extent the Highly Compensated Employee's Excess Aggregate Contributions are attributable to Matching Contributions, and he or she is not 100% vested in the Account Balance attributable to Matching Contributions, the Administrator will distribute only the vested portion and forfeit the nonvested portion. The vested portion of the Highly Compensated Employee's Excess Aggregate Contributions attributable to Matching
                                Employer Contributions is the total amount of the Excess Aggregate Contributions (as adjusted for allocable income) multiplied by his or her vested percentage (determined as of the last day of the Plan Year for which the Employer made the Matching Contribution).
                   (D) Qualified Non-Elective and Qualified Matching Contributions. The Employer shall make Qualified Non-Elective Contributions or Qualified Matching Contributions that, in combination with Matching Contributions, satisfy one of the tests set forth in paragraph (i) of this Subsection, taking into account the Administrator's action under any option herein.
                        Any such contribution shall be treated as a Participant Savings Contribution and shall be allocated to the Account of each Participant. The total of these contributions shall be at least equal to the amount necessary to satisfy the requirements of paragraph
                        (i) of this Subsection and shall be allocated first to the lowest-paid such Participant, subject to Section 5.6, and then to the next lowest-paid Participant, subject to Section 5.6, and thereafter in like manner in ascending order until the limitations of paragraph
                        (i) are met. Such additional contributions shall be fully vested and subject to the distribution restrictions of Section 4.1(g) hereof, and must be made prior to the last day of the twelve month period immediately following the Year to which they relate. The Qualified Non-Elective and Qualified Matching Contributions may be treated as Matching Contributions provided that each of the following requirements, to the extent applicable, is satisfied:
                        (1)     The amount of Employer Contributions,
                                including those Qualified Non-Elective and
                                Qualified Matching Contributions treated as
                                Matching Contributions for purposes of the Average Contribution Percentage Test, satisfies the requirements of Code Section 401(a)(4).
                        (2)     The amount of Employer Contributions,
                                excluding those Qualified Non-Elective
                                Contributions and Qualified Matching
                                treated as Matching Contributions for
                                purposes of the Average Contribution
                                Percentage Test and those Qualified Non-
                                Elective Contributions treated as Elective and Qualified Matching Contributions under Treasury Regulations Section 1.401(k)-
                                1(b)(5) for purposes of the Actual Deferral
                                Percentage Test, satisfies the requirements of Code Section 401(a)(4).
                        (3) The Savings Contributions, including those treated as Qualified Matching Contributions for purposes of the Average Contribution Percentage Test, satisfy the requirements of Code Section 401(k)(3) for the Plan Year.
                        (4) The Qualified Non-Elective and Qualified Matching Contributions are allocated to the Employee under the Plan as of a date within the Plan Year, and the Savings
                                Contributions satisfy the requirements of
                                Treasury Regulations Section 1.401(k)-
                                1(b)(4)(i) for the Plan Year.
                        (5) The plan that takes Qualified Non-Elective Contributions and Qualified Matching Contributions into account in determining whether Savings and Matching
                                Contributions satisfy the requirements of
                                Code Section 401(m)(2)(A), and the plans to which the Qualified Non-Elective
                                Contributions and Qualified Matching
                                Contributions are made, are or could be
                                aggregated for purposes of Code Section
                                410(b).
                   (E) Forfeiture of Non-Vested Matching Employer Contributions. Matching Employer Contributions that are not vested may be forfeited to correct
                        Excess Aggregate Contributions. Notwithstanding the foregoing sentence, Excess Aggregate
                        Contributions for a Plan Year may not remain unallocated or be allocated to a suspense account for allocation to one or more Employees in any future year. Forfeitures of Matching Contributions to correct Excess Aggregate Contributions shall be applied to reduce the Employers' Matching
                        Employer Contributions for the Plan Year in which the excess arose.
     (d) Notwithstanding the foregoing provisions of this Section 4.2 the Employer Contribution specified therein shall be limited by and in no event shall exceed the following limits:
             (i)   The total amount deductible by such Employer under Code
                   Section 404; or
             (ii) The maximum amount that may be allocated to a particular Participant's Accounts under the annual additions limit of
                   Section 5.6 (and, if applicable, Article 12).

Section 4.5     Discretionary Employer Contributions.
      For each Plan Year, the amount of the Discretionary Employer
Contribution to the Trust Fund will equal the amount, if any, the Employer may from time to time determine and authorize. Although the Employer may contribute to this Plan whether or not it has net profits, the Employer intends the Plan to be a profit sharing plan, including a qualified cash or deferred arrangement, and an employee stock ownership plan, for all purposes of the Code. The Employer shall not authorize contributions at such times or in such amounts that the Plan in operation discriminates in favor of Highly
Compensated Employees. Notwithstanding the foregoing, the Discretionary Employer Contribution for any Plan Year shall not exceed the maximum amount allowable as a deduction to the Employer under Code Section 404. The Discretionary Employer Contributions shall be allocated to the Participants' Discretionary Employer Contribution Accounts under the formula provided in
Section 5.4.

Section 4.6     Payment of Employer Contributions.
     (a) Matching Employer Contributions shall be paid to the Trustee as soon as administratively feasible following the payroll period to which they relate. Notwithstanding the preceding sentence, Employer Contributions shall be paid to the Trustee no later than the date prescribed by law for filing such Employer's federal income tax return for its taxable year ending with or within the Plan Year for which such contribution is made, including extensions which have been granted for the filing of such tax return. The Trustee shall hold all such Employer Contributions subject to the provisions of the Plan and Trust Agreement, and no part of such contributions shall be used for, or diverted to, any purpose other than those specified in the Plan and Trust
Agreement.
     (b) Notwithstanding anything to the contrary contained herein, an Employer Contribution for a Plan Year may be returned to the Employer to the extent that the amount of such contribution exceeds the amount that such Employer would have contributed for such Plan Year but for (i) a good faith mistake of fact made in determining the amount of such contribution or (ii) a good faith mistake in determining that the contribution made would be deductible under Code Section 404.

     The return of a portion of an Employer Contribution shall be subject to the following conditions: (i) earnings attributable to the amount to be returned may not be distributed to the Employer but losses attributable thereto must reduce the amount to be returned; (ii) the amount to be returned shall be limited so as to avoid reducing the balance in the Participant's Discretionary Employer Contribution Account and Matching Employer Contribution Account to less than the balance which would have been in such account if the amount attributable to such mistake had not been contributed; (iii) the return of an amount attributable to a mistake of fact may only be made within one year after such amount was paid to the Trustee; and (iv) the return of an amount attributable to a mistake in determining such deductibility may only be made within one year after the disallowance of such deduction. Except as provided in the preceding sentence, an appropriate adjustment shall be made in the Participant's Discretionary Employer Contribution Account and
Matching Employer Contribution Account, if any, to reflect the return of a portion of an Employer Contribution.

Section 4.7     Rollover Contributions
     (a)  Upon approval by the Committee, an Employee who has received an eligible rollover distribution, as defined in Code Section
402(c)(4) may contribute such eligible rollover distribution to a
Rollover Account under the Plan.  An Employee may also transfer to a Rollover Account under the Plan (upon Committee approval)
an eligible rollover distribution from an individual retirement account or from an individual retirement annuity, but only if such distribution or proceeds qualify for tax-free rollovers under Code
Section 408(d)(3)(A)(ii).  In addition, the Plan will accept (upon
Committee approval) direct trustee-to-trustee transfers from another qualified plan or a Code Section 403(b) annuity and will account for such transfers separately from any other Rollover
Account.  Notwithstanding the foregoing, in no event shall an eligible rollover distribution be contributed to an ESOP Account under the Plan.
     (b) Any contribution under this Section 4.5 shall be treated as the contribution of a "Rollover Amount" and, except in the case of trustee-to-trustee transfers, shall be subject to the following requirements and conditions:
          (i)  The Employee must transfer the Rollover Amount or cause to be transferred such amount to the Committee for
delivery to the Trustee or, if the Committee directs, to the
Trustee, in time for the Trustee to receive such amount on
or before the 60th day after the day on which such amount
was received by the Employee.
          (ii) The Employee must furnish such evidence as the
Committee may require that such Rollover Amount
includes all of (and does not include anything other than)
the amount required to be transferred by Code Section
402c(4) or 408(d)(3)(A)(ii), as appropriate.
     (c) The Committee shall not deliver or cause the delivery of any Rollover Amount to the Trustee prior to its receipt of such evidence as may be required by it pursuant to Section 4.5(b) and, except in the case of trustee-to-trustee transfers, shall not deliver or cause the delivery of any Rollover Amount to the Trustee if such
Rollover Amount would not be received by the Trustee on or
before the 60th day after the day on which such amount was
received by the Employee who wishes to transfer such amount to the Plan.
     (d) An Employee shall be eligible to transfer amounts to a Rollover Account pursuant to this Section 4.5 notwithstanding the provisions of Article 3 hereof.
     (e)  An Employee who establishes and maintains a Rollover Account or Accounts shall be deemed to be a Participant under the Plan notwithstanding the provisions of Article 3, but no such Employee shall be entitled to share in any Employer Contributions or elect
Savings Contributions unless he is otherwise participating under
Article 3.
     (f) Fees and expenses of the Trustee attributable to the maintenance of Rollover Accounts shall be paid as provided in Section 16.7.
     (g) Articles 6, 8, and 11 shall govern the time and method of payment from an Employee's Rollover Accounts.
Section 4.8	Special Rules under USERRA.
Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u).

                                * * * * * * *



                                ARTICLE FIVE
                                ------------
                                ALLOCATIONS

Section 5.3     Accounts.
     The Committee shall maintain or cause to be maintained adequate records to disclose the interest in the Trust of each Participant, Former Participant, and Beneficiary. Such records shall be in the form of individual accounts, and credits and charges shall be made to such accounts in the manner herein described. When appropriate, a Participant shall have, as separate accounts, a Matching Employer Contribution Account, a Discretionary Employer Contribution Account, a Rollover Account, a Savings Account, a W & B Plan Rollover Account, an ESOP Transfer Account, and an ESOP Rollover Account. The maintenance of separate accounts is only for accounting purposes, and a segregation of the Trust Assets to each account shall not be required. Each Account shall reflect its allocable share of income, loss, appreciation, and depreciation of the Trust Assets. Distributions made from an Account shall be charged to such Account as of the Valuation Date on which the distribution is made.

Section 5.4     Allocation of Income and Expense.
     (a) Except as otherwise provided in Section 7.3(a), income of the Trust Assets shall be allocated as of each Valuation Date to the Accounts that generated such income.
     (b) Except as otherwise provided by Sections 7.3(b) and 16.7, expenses paid from the Trust Assets and not reimbursed by an Employer shall be allocated as of each Valuation Date to the Accounts of Participants, Former Participants and Beneficiaries who had undistributed balances in their Accounts on such last preceding Valuation Date in proportion to the balances in such Accounts on such date, but after first reducing each such account balance by any distributions from the account since such last preceding Valuation Date.
     (c) cUpon instruction from the Committee, the Trustee shall distribute to each Participant with an ESOP Account, in cash, all or a portion of the dividends paid to the Plan with respect to Company Stock held by the Plan and allocated to ESOP Accounts, within ninety (90) days after the close of the Plan Year in which such dividends are paid. The dividends, if distributed in accordance with this Section, shall be paid out as if each Participant directly owned the numbers of shares of Company
Stock allocated to the Participant's ESOP Accounts (including fractional shares so allocated), as of the Accounting Date corresponding with, or if none, next following the record date for such dividend declaration. Such dividend payments shall not be considered to be distributions under the Plan.

Section 5.5	Allocation of Savings Contributions.
     Savings Contributions elected by a Participant during any calendar month shall be credited and allocated to his Savings Account no later than the fifteenth (15th) business day of the month following the month such Savings Contributions are effected by payroll deduction.

Section 5.6	Allocation of Employer Contributions.
     (a) Matching Employer Contributions. Each Participant who is a Participant during a payroll period is entitled to share in the Matching Employer Contribution for such payroll period. Subject to Section 5.6, the Committee shall instruct the Trustee to allocate the portion of the Matching Employer Contribution for each payroll period to the Matching Employer Contribution Account of each Participant or Former Participant for whom Savings
Contributions were made during such payroll period pursuant to
Section 4.2(a).
     (b) Discretionary Employer Contributions. Each Participant who is employed on the last business day of the Plan Year is entitled to share in the allocation of Discretionary Employer Contributions, if any, for such Plan Year. The Committee shall allocate the Discretionary Employer Contributions, if any, to each eligible Participant's Discretionary Employer Contribution Account in the same ratio that each Participant's Annual Compensation for the Plan Year bears to the total Annual Compensation of all Participants for such Plan Year. Notwithstanding the preceding, a Former Participant who would have been a Participant on the last business day of the Plan Year but for his death, Disability, Early Retirement, or Retirement during the Plan Year shall be entitled to share in the allocation of the Discretionary Contributions, if any, for such Plan Year.
     (c) Qualified Non-Elective Contributions and Qualified Matching Contributions. Each Participant who is a Non-Highly
Compensated Employee and who is a Participant on the last business day of the Plan Year and each Former Participant who is a Non-Highly Compensated Employee and who would have been a Participant on the last business day of the Plan Year but for his death, Disability, Early Retirement, or Retirement during the Plan
Year, is entitled to share in the allocation of Qualified Non-
Elective Contributions and/or Qualified Matching Contributions, if any, for such Plan Year. Such contributions shall be allocated pursuant to the provisions of Section 4.2(b)(i).
     (d) Incentive Contributions. Each Participant who is entitled to receive an allocation of Incentive Contributions under the terms of the FFE Transportation Services, Inc. 1994 Incentive Bonus Plan
(the "Incentive Plan") shall receive an allocation of such amounts under this Plan. The Committee shall allocate the Incentive Contributions, if any, to each eligible Participant's Savings
Account in the manner provided by the terms of the Incentive Plan.

Section 5.7     Forfeitures.
     Amounts forfeited pursuant to Sections 5.6 or 6.3 shall be used to pay Plan expenses in the Plan Year in which they are forfeited. To the extent such Forfeitures exceed Plan expenses in such Plan Year, they shall be used to reduce the Matching Employer Contributions to the Plan under Section 4.2(a) during the subsequent Plan Year, unless the Employer directs that such Forfeitures are to be used to reduce the Matching Employer Contributions to the Plan under Section 4.2(a) during the Plan Year in which they are forfeited.

Section 5.8     Maximum Additions.
     (a)  Defined Contribution Plan Limits.  The amount of Annual
Additions that the Committee may allocate under this Plan on a Participant's behalf for a Limitation Year may not exceed the Maximum Permissible Amount.
If the amount the Employer otherwise would contribute to the Participant's Account would cause the Annual Additions for the Limitation Year to exceed the Maximum Permissible Amount, the Employer will reduce the amount of its contribution so the Annual Additions for the Limitation Year will equal the Maximum Permissible Amount. If an allocation of Employer Contributions pursuant to Section 5.4 would result in an Excess Amount (other than an Excess Amount resulting from the circumstances described in Section 5.6(c)) to the Participant's Account, the Committee will reallocate the Excess Amount to the remaining Participants who are eligible for an allocation of Employer Contributions for the Plan Year in which the Limitation Year ends. The Committee will make this reallocation on the basis of the allocation method under the Plan as if the Participant whose Individual Account otherwise would receive the Excess Amount is not eligible for an allocation of Employer Contributions.
     (b) Estimation. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Committee may determine the Maximum Permissible Amount on the basis of the Participant's estimated Compensation defined in Section 5.6(e) for the Limitation Year. The Committee must make this determination on a reasonable and uniform basis for all Participants similarly situated. The Committee must reduce any Employer Contributions (including any allocation of Forfeitures) based on estimated Compensation by any Excess Amounts carried over from prior years. As soon as administratively feasible after the end of the Limitation Year, the Committee will determine the Maximum Permissible Amount for the Limitation Year based on the Participant's actual Compensation for the Limitation Year.
     (c) Disposition of Excess Amount. If, pursuant to Section 5.6(b) or because of an allocation of Forfeitures, there is an Excess Amount attributable to a Participant for a Limitation Year, then the Committee will dispose of the Excess Amount as follows:
          (i) The Committee shall return any nondeductible Participant voluntary after tax contributions to the Participant to the extent that the return would reduce the Excess Amount.
          (ii) If, after the application of clause (i) an Excess Amount still exists, and the Plan covers the Participant at the end of the Limitation Year, then the Committee will use the Excess
               Amounts to reduce future Employer Contributions
               (including any allocation of Forfeitures) under the Plan for the next Limitation Year and for each succeeding
               Limitation Year, as is necessary, for the Participant. The Participant may elect to limit Compensation for allocation purposes to the extent necessary to reduce the allocation for the Limitation Year to the Maximum Permissible Amount and eliminate the Excess Amount.
         (iii) If, after the application of clause (i) an Excess Amount still exists and the Plan does not cover the Participant at the end of the Limitation Year, then the Committee shall hold the Excess Amount in a suspense account and use the Excess
               Amount to reduce Employer Contributions on behalf of remaining Participants and shall allocate and reallocate to the Individual Accounts of remaining Participants in succeeding Limitation Years to the extent permissible under the foregoing limitations, prior to any further Annual Additions to the Plan. If the Plan should be terminated or contributions should be completely discontinued, the funds in the suspense account will be allocated to the extent not prohibited by Code Section 415. Any suspense account shall not be adjusted for investment gains or losses of the Trust Fund.
          (iv) The Committee will not distribute any Excess Amount(s) to Participants or to Former Participants.
          (v) Notwithstanding the first sentence and the foregoing paragraphs (i), (ii), (iii), and (iv), the Committee may distribute Elective Deferrals (within the meaning of Code
               Section 402(g)(3)) or return voluntary or mandatory
               Employee Contributions, to the extent the distribution or return would reduce the excess amounts in the Participant's account.
      (d) Multiple Defined Contribution Plan Limits. If the Employer maintains any other qualified defined contribution plan, the amount of the Annual Addition which may be allocated to a Participant's Individual Account in this Plan shall not exceed the Maximum Permissible Amount, reduced by the amount of Annual Additions to such Participant's accounts for the same Limitation Year in the other plan(s). The Excess Amount attributed to this Plan equals the product of:
          (i)  the total Excess Amount allocated as of such date
               (including any amount the Committee would have allocated but for the limitations of Code Section 415), multiplied by
          (ii) the ratio of:
               (A) the amount allocated to the Participant as of such date under this Plan, divided by
               (B) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code Section 415).
     (e) Definitions. For purposes of the limitations of Code Section 415 set forth in this Section, the following definitions shall apply:
          (i) Annual Additions means the sum of the following amounts allocated on behalf of a Participant for a Limitation Year:
               (A)  all Employer Contributions;
               (B)  all Forfeitures;
               (C)  call Employee Contributions;
               (D)  excess contributions described in Code Section
                    401(k) and excess aggregate contributions described in Code Section 401(m), irrespective of whether the Plan distributes or forfeits such Excess Amounts, and excess deferrals described in Code Section
                    402(g), unless the excess deferrals are distributed no later than the first April 15 following the close of the Participant's taxable year;
               (E)  excess Amounts reapplied to reduce Employer
                    Contributions under this Section 5.6;
               (F)  amounts allocated after March 31, 1984 to an
                    individual medical account, as defined in Code
                    Section 415(l)(2), included as part of a pension or annuity plan maintained by the Employer;
               (G) contributions paid or accrued after December 31, 1985, in taxable years ending after that date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee as defined in Code Section 419A(d)(3), under a welfare benefit fund, as described in Code Section
                    419(e), maintained by the Employer; and
               (H)  allocations under a simplified employee pension plan.
          (ii) Compensation means the total amount of salary, wages, commissions, bonuses and overtime, paid or otherwise includable in the gross income of a Participant during the Limitation Year plus, effective January 1, 1998, any amounts excluded from income pursuant to Code Sections
               125 and 401(k) and, effective January 1, 2001, Code
               Section 132(f), but excluding:
               (A)  Employer contributions to any deferred
                    compensation plan (to the extent the contributions are not included in the Participant's gross income for the taxable year in which contributed) or simplified employee pension under Code Section
                    408(k) (to the extent the contributions are excludable from the Participant's gross income)
                    (effective January 1, 1998, other than any amounts excluded from income pursuant to Code Sections
                    401(k) and 125, and, effective January 1, 2001,
                    Code Section 132(f));
               (B)  distributions from any plan of deferred
                    compensation, whether or not such amounts are includable in the gross income of the Employees when distributed;
               (C) camounts realized from the exercise of any nonqualified stock option, or when restricted stock becomes freely transferable or is no longer subject to a substantial risk of forfeiture;
               (D) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option described in Part II, Subchapter D, Chapter 1 of the Code;
               (E) premiums paid by the Employer for group term life insurance (to the extent the premiums are not includable in the Participant's gross income); contributions by the Employer to an annuity under Code Section 403(b) (to the extent not includable in the Participant's gross income); and any other amounts received under any Employer sponsored fringe benefit plan (to the extent not includable in the Participant's gross income);
               (F) any contribution for medical benefits, within the meaning of Code Section 419A(f)(2), after separation from Service which is otherwise treated as an Annual Addition; and
               (G)  any amount otherwise treated as an Annual
                    Addition under Code Section 415(l)(1).
         (iii) Average Compensation means the average compensation during a Participant's highest three (3) consecutive Years of Service, which period is the three (3) consecutive calendar years (or the actual number of consecutive years of employment for those Employees who are employed for less than three (3) consecutive years with the Employer) during which the Participant had the greatest aggregate compensation from the Employer
          (iv) Notwithstanding the foregoing, in the case of a Participant
          (i) who is permanently and totally disabled (as provided in Code Section 415c(3)c), (ii) who is not a Highly
               Compensated Employee, and (iii) with respect to whom the Employer elects to have this subparagraph apply, the term Compensation shall mean the Compensation the Participant would have received for the Plan Year if the Participant had been paid at the rate of Compensation paid immediately before becoming permanently and totally disabled. This subparagraph (iv) shall apply only if contributions made with respect to amounts treated as Compensation under this subparagraph (iv) are nonforfeitable when made.
          (v)  Employer means the Employer that adopts this Plan.  All
               Related Employers shall be considered a single Employer for purposes of applying the limitations of this Section.
          (vi) Excess Amount means the excess of the Participant's
               Annual Additions for the Limitation Year over the Maximum Permissible Amount, less administrative charges allocable to such Excess Amount.
         (vii) Limitation Year means the Limitation Year specified in the Plan or, if none is specified, the calendar year.
        (viii) Maximum Permissible Amount means, with respect to any Participant for a Limitation Year, the lesser of:
               (A) $30,000 (with such amount to be adjusted automatically to reflect any cost-of-living adjustment authorized by section 415(d) of the Code); or
               (B) twenty-five percent (25%) of the Participant's Compensation, within the meaning of Code Section 415(c)(3).
          (ix) Projected Annual Benefit means the benefit of the Participant payable annually in the form of a straight life annuity (with no ancillary benefits) under the terms of a defined benefit plan to which employees do not contribute and under which no rollover contributions are made, assuming that the Participant continues employment until Normal Retirement Age (or current age, if later), compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of Normal Retirement Age, and all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

Section 5.9     Notification to Participants.
     At least once annually the Committee shall advise each Participant or Former Participant of the then-composition and value of his Accounts.

                                * * * * * * *



                                ARTICLE SIX
                                -----------
                                  VESTING

Section 6.3	Retirement, Death, or Disability.
     If a Participant ceases to be an Employee due to the Participant's Retirement, Early Retirement, death, or Disability, such Participant, Former Participant, or the Beneficiary, as the case may be, shall be fully vested in and entitled to the total amount credited to each of his Accounts.

Section 6.4	Separated From Service
     If a Participant or Former Participant is Separated from Service for any reason other than Retirement, Early Retirement, death, or Disability, such Participant or Former Participant, or the Beneficiary, as the case may be, shall be entitled to the sum of the following:
     (a) The total amount credited to the Participant's Savings Account, Rollover Account, and ESOP Rollover Account , if any; and
     (b) The Vested Percentage at the date he is Separated from Service, of the total amount credited to the Participant's Matching Employer
Contribution Account, Discretionary Employer Contribution
Account, W & B Plan Rollover Account, and ESOP Transfer
Account, if any. The Vested Percentage shall be determined in accordance with the following schedule:

         YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
         ----------------                       -------------------------
         Less than 3 years                                   0%

         At least 3 but less than 4 years                   20%

         At least 4 but less than 5 years                   40%

         At least 5 but less than 6 years                   60%

         At least 6 but less than 7 years                   80%

         At least 7 or more years                          100%

     (c) Notwithstanding the foregoing vesting schedule, for any Plan Year in which the Plan is a Top-Heavy Plan, the following vesting schedule shall apply:

         YEARS OF SERVICE                       NONFORFEITABLE PERCENTAGE
         ----------------                       -------------------------
         Less than 2 years                                   0%
         At least 2 but less than 3 years                   20%
         At least 3 but less than 4 years                   40%
         At least 4 but less than 5 years                   60%
         At least 5 but less than 6 years                   80%
         At least 6 or more years                          100%

     (d) If, in any subsequent Plan Year, the Plan ceases to be a Top-Heavy Plan, the vesting schedule in paragraph c shall continue to apply unless the Employer elects, in writing, to revert to the vesting schedule set forth in paragraph (b). Any reversion shall be treated as a plan amendment and shall be subject to the restrictions of
Section 15.1 and this paragraph. No such amendment shall be effective unless, in the event it changes the Plan's applicable vesting schedule (determined in accordance with regulations under Code Section 411), each Participant's nonforfeitable percentage of his accounts (determined as of the later of the date such amendment is adopted or becomes effective) is not less than such percentage computed under this Section 6.2 without regard to such amendment and unless, in such event, each Participant having not less than three (3) Years of Service, is permitted to elect (pursuant to regulations under Code Section 411) to have his nonforfeitable percentage computed under the Plan without regard to such amendment.
     (e) If the Trustee pays any amount outstanding to the credit of a Participant in the Participant's Discretionary Employer Account,
Matching Employer Account, or W & B Plan Rollover Account while the Participant is not fully vested in such account(s), other than a Cashout Distribution defined in Section 6.3(b), and prior to the date on which the Participant shall incur five (5) consecutive one year Breaks in Service, his or her vested and undistributed
Discretionary Employer Account, Matching Employer Account, and W & B Plan Rollover Account shall be determined at any time prior to and including the date on which the Participant shall incur five (5) consecutive one year Breaks in Service under the following formula:

			X = P(AB + (RxD)) - (RxD).

For this formula, the variables represent the following factors:
X is the value of the vested portion of the Participant's account;
P is the Participant's Nonforfeitable percentage at the relevant time;
AB is the account balance of the Participant's account at the relevant time;
	D is the amount of the distribution; and R is the ratio of the Participant's account balance at the relevant time to the Participant's account balance after the distribution.
     (f) Notwithstanding the foregoing, a Participant's Vested Percentage in his W & B Plan Rollover Account and ESOP Accounts, if any, shall never be less than his vested percentage in the assets transferred to such Account at the time such assets were transferred to the Plan from the W & B Refrigeration Service Co., Inc.
Employees' Profit-Sharing Plan and Trust, the FFE Transportation
Services ESOP, or the Conwell ESOP, respectively.

Section 6.5	Computation of Years of Service for Vesting.
     (a) General. For purposes of computing a Participant's or Former Participant's Vested Percentage of his Discretionary Employer
Contribution Account, Matching Employer Contribution Account, and ESOP Transfer Account, each Participant or Former
Participant shall be credited with all Years of Service to which he is entitled pursuant to Section 2.68.
     (b) Forfeitures. When a Participant has Separated from Service, his Matching Employer Contribution, Discretionary Employer
Contribution, and ESOP Transfer Accounts shall be divided into two portions, one representing the vested portion, and the other representing the forfeiture portion, of such Accounts. Such
Accounts shall continue to receive income allocations pursuant to
Section 5.2 until distributed in full. A Participant shall forfeit the forfeiture portion of his Matching Employer Contribution, Discretionary Employer Contribution, and ESOP Transfer
Accounts on the earlier of the date on which the Participant incurs five (5) consecutive one year Breaks-in-Service or the date on which the Participant receives a Cashout Distribution. A "Cashout Distribution" means a lump sum distribution pursuant to Section
11.1 that occurs concurrently with or at any time subsequent to the date on which the Participant separates from Service. For purposes of this Section, a Participant who separates from Service without a nonforfeitable percentage in the Participant's Matching Employer Contribution, Discretionary Employer Contribution, and ESOP
Transfer Accounts shall be deemed to have received a distribution of such Accounts on the date of separation from Service, or if the Participant is entitled to an allocation of Matching Employer Contributions for the Plan Year in which he separates from Service, on the last day of that Plan Year. The amount forfeited under this Section shall remain in the Trust Fund and shall be allocated as provided in Section 5.5.
     (c)  Benefit Accruals and Repayments.
          (i) For purposes of determining a Participant's Vested Percentage under the Plan, the Plan will disregard service performed by the Participant with respect to which he has received a distribution if the present value of his entire Vested Percentage of such distribution was not more than $5,000. This paragraph (i) shall apply, however, only if such distribution was made on termination of the Participant's participation in the Plan.
          (ii) For purposes of determining a Participant's Vested Percentage under the Plan, the Plan will not disregard service as provided in paragraph c(i) above if the Participant repays the full amount of the distribution described in such paragraph c(i). Upon such repayment, the Participant's account balance prior to the distribution will be restored (unadjusted by any gains or losses between the time of distribution and the time of repayment) and his Vested Percentage will be recomputed by taking into account service so disregarded. This paragraph (ii) shall apply, however, only in the case of a Participant who-
               (A) resumes employment before the date on which he would have incurred five (5) consecutive Breaks-in-Service; and
               (B) repays the full amount of such distribution before the date on which he would have incurred five (5) consecutive Breaks-in-Service.
     The Employer will make a special restoration contribution to the Plan in order to restore any account balances hereunder.
     For purposes of Plan Section 5.6 and Code Section 415c, the repayment by the Participant and the restoration will not be treated as "annual additions."

Section 6.6	Determination of Amount.
     (a) For purposes of Sections 6.1, 6.2 and 6.3, the amount credited to the Accounts of a Participant or Former Participant shall be determined as of the Valuation Date next preceding the date such
Accounts are distributed, and the distribution from the Plan of such amount shall be made or shall commence as soon thereafter as practicable in the manner determined under Article 11.
     (b) If, on the Valuation Date referred to in Section 6.4(a), the amount credited to the Account in question does not include the allocation, if any, to which such Account is entitled under Article 5 for the months which include and/or follow such Valuation Date, then the particular Participant's or Former Participant's vested portion, determined under Section 6.1, 6.2 and 6.3, as appropriate, of such allocation shall be distributed in the manner provided under
Section 11.1(d) as soon as practicable after such allocation is made.
                                * * * * * * *



                                ARTICLE SEVEN
                                -------------
                          INVESTMENT OF TRUST ASSETS

Section 7.3	Appointment of Trustee.
     The Board of Directors of the Company shall determine the number of Trustees, shall appoint such Trustees, and may at any time and from time to time increase or decrease the number of Trustees. The Board of Directors of the Company may remove any Trustee at any time and appoint a successor Trustee or Trustees or reduce the number of Trustees (but not to less than one). The Trustee or Trustees shall have such rights, powers and duties as shall from time to time be specified in or determined pursuant to the Trust Agreement. The Trust Agreement shall form a part of the Plan, and the Trust Assets shall be administered in accordance with the terms of the Plan and the Trust Agreement.

Section 7.4     Investment of Accounts.
     (a) Participant Direction of Investment. Except as provided in Section 7.2(c)(i) (regarding the Restricted Company Stock Fund), the following Accounts shall be known as Participant-Directed Accounts and shall be invested and reinvested by the Trustee in accordance with Participant direction, as provided herein: Discretionary Employer Contribution Accounts, Matching Employer Contribution Accounts, Savings Accounts, and W & B Plan Rollover Accounts.
          (i) Each Participant, in his written application for participation or through such other means as may be authorized by the Plan Administrator, if any, shall direct the Committee and the Trustee as to which Investment Fund(s) (as defined in Section 7.2(b) below) he wishes to utilize and the percentage of his Participant-Directed Accounts he wishes to have invested in each fund. The Participant shall make a separate investment election for his Rollover Account, if any, and his W & B Plan Rollover Account, if any. The Participant's direction shall include the percentage of his Accounts to be invested in each such Investment Fund;
               provided, however, that all investments shall be made in whole percentages. Such election shall be expressed in terms of the percentage amount of the Accounts, other than amounts invested in the Restricted Company Stock Fund, to be allocated to each Investment Fund.
          (ii) A Participant may change his designation of the manner for investment of such Participant's Participant-Directed
               Accounts, other than amounts held in the Restricted
               Company Stock Fund, or current contributions made on behalf of or by the Participant, or both, to any other manner permitted hereunder. This change may be made in writing to the Committee or through such other means as may be authorized by the Plan Administrator, if any. A change shall be applicable as soon as administratively feasible following its delivery to the Committee. In order to comply with applicable federal or state securities laws, the Committee may establish such rules with respect to the change of investment designation by participants as it shall deem necessary or advisable to prevent possible violations of such laws.
         (iii) To the extent a Participant fails to direct the investment of all or any portion of his Participant-Directed Accounts, the Committee shall direct the Trustee to invest such Participant-Directed Accounts in the Investment Fund(s) designated by the Committee from time to time in a uniform and nondiscriminatory manner.
          (iv) The Plan Administrator may permit a Participant to make an election under this Section 7.2 through any electronic or telephonic means authorized by the Committee.
     (b) Investment Funds. The Plan Committee will select the "Investment Funds" available under the Plan in accordance with a separate written Investment Policy. The Committee shall select and maintain such Investment Funds in accordance with the Committee's written Investment Policy. Such Investment Funds shall be communicated to Participants in writing. All Participant-Directed Accounts shall be allocated by the Committee to the Investment Funds specified in the separate written Investment Policy. Dividends, interest and other distributions shall be reinvested in the same Investment Fund from which they are received.
     Except as provided in paragraph c and (d) below, the assets of each Investment Fund shall be invested exclusively in shares of the registered investment company designated by the Committee, provided that such shares constitute securities described in ERISA Section 401(b)(1). Amounts in any such Investment Fund in amounts estimated by the Trustee to be needed for cash withdrawals, or in amounts too small to be reasonably invested, or in amounts which the Trustee deems to be in the best interest of the Participants, may be retained by the Trustee in cash or invested temporarily.
     There shall be at least five Investment Funds for the Participants to choose between, not including the Unrestricted Company Stock Fund and the Restricted Company Stock Fund. The Committee may, from time to time and in its sole discretion, increase or decrease the number and type of the Investment Fund(s) available for the Participants to choose among; provided, however, that the Committee shall not decrease the number of Investment
Funds to fewer than five.
     (c)  Company Stock Funds.  The Trustee shall maintain a Restricted
Company Stock Fund and an Unrestricted Company Stock Fund (collectively, the "Company Stock Funds") under this Plan. The Company Stock Funds shall be invested solely in Company Stock. The Trustee is explicitly authorized to acquire and hold shares of Company Stock in the Company Stock Funds. Any and all investments, reinvestments, or purchases shall be made at prices not in excess of the fair market value of the Company Stock prevailing at the time of such purchase or investment.
          (i)  Restricted Company Stock Fund.  All amounts invested in
               Company Stock that were subject to investment restrictions pursuant to the terms of the Prior Plan shall be invested and reinvested by the Trustee in the Restricted Company Stock
               Fund.  Each Participant's investment in the Restricted
               Company Stock Fund shall be equal to the portion of his Participant-Directed Accounts that was invested in the Restricted Company Stock Fund under the Prior Plan.
               Participants shall have no right to direct investment of any amounts held in the Restricted Company Stock Fund.
               During each Diversification Period, the Trustee shall transfer a portion of each Participant's investment in the Restricted Company Stock Fund to the Unrestricted Company Stock Fund as follows:
               (A) The transfer shall be made as of the first day of the calendar month immediately following the calendar month that includes the anniversary of a Participant's Employment Commencement Date.
               (B) The amount transferred shall be equal to the Participant's investment in the Unrestricted
                    Company Stock Fund times a fraction, the numerator of which shall be one and the denominator of which shall be equal to (i) for the Diversification Period beginning July 1, 1999, four,
                    (ii) for the Diversification Period beginning July 1,
                    2000, three, (iii) for the Diversification Period beginning July 1, 2001, two, and (iv) for the Diversification Period beginning July 1, 2002, one.
                    For purposes of this Section, the term "Diversification Period" shall mean the twelve month period beginning each July 1st and ending each June 30th.
          (ii) Unrestricted Company Stock Fund. Any amounts invested in shares of Company Stock on or after the Effective Date, any amounts invested in Company Stock that were not subject to investment restrictions pursuant to the terms of the Prior Plan, and any amounts transferred from the Restricted Company Stock Fund, shall be invested and reinvested by the Trustee in the Unrestricted Company
               Stock Fund. Each Participant shall be permitted to direct the Trustee to cause his Participant-Directed Accounts to purchase or sell shares of Company Stock held in the Unrestricted Company Stock Fund at any time.

               Any transfer of funds within a Participant-Directed Account from the Unrestricted Company Stock Fund to any other Investment Fund, will require that the Company Stock allocated to such Account be sold for its then market value and the sales proceeds transferred to the other Investment Fund (which will remain allocated to that same Account). The Trustee may sell shares of Company Stock to private purchasers (including an Employer) or in the open market; provided, however, that a sale to a private purchaser shall be made for no less than the market price then prevailing. Any transfer of funds within a Participant-Directed Account from another Investment Fund to the Unrestricted Company Stock Fund will require that the transferred funds be used to purchase shares of Company Stock (such stock to be allocated to the same Account from which the fund transfer was made).
     (d) ESOP Accounts. The ESOP Accounts shall be invested and reinvested by the Trustee in accordance with Article 13.

Section 7.5	Income and Expenses.
     (a) Except as provided in Section 5.2, the dividends, capital gains distributions, and other earnings received on any share of Company Stock or an Investment Fund that is specifically credited to a Participant's or Former Participant's separate Account under the Plan shall be allocated to such separate Account and immediately reinvested, to the extent practicable, in additional shares of Company Stock or shares of such Investment Fund.
     (b) Except as otherwise provided in Sections 5.5 and 16.7, fees charged by the Trustee and other expenses of operating the Trust may be paid by the Employers or, in the absence of such payments
(which are not obligatory), out of the general Trust assets and charged to the separate Accounts of all Participants and Former Participants under the Plan in the ratio that the fair market value of each such Account bears to the total fair market value of all separate Accounts; provided, however, that such amounts shall be adjusted to reflect any revenue sharing payments received from an Investment Fund. However, notwithstanding the above, any brokerage fees, commissions, taxes and other costs incurred by the Trust (and not reimbursed by the Employers) with respect to the purchase, sale, or distribution of Company Stock pursuant to an inter-fund transfer in connection with an in-service withdrawal or a distribution made at the direction of a Participant, Former
Participant, or Beneficiary pursuant to Section 10.1 or 11.1(a) or
(b), shall be charged to and paid by such Participant's, Former Participant's, or Beneficiary's separate Accounts.

Section 7.6	Company Stock.
     (a) Acquisition of Stock by Trustee. The Trustee shall acquire shares of Company Stock pursuant to Participants' elections under Section
7.2 from private sources (including an Employer) or the open market, at not more than the market price then prevailing. All shares of Company Stock shall be carried by the Trustee at the actual cost thereof, including taxes, brokerage fees and commissions, if any, incident to the purchase, if the shares of Company Stock were purchased, or shall be carried by the Trustee at their value at the time of contribution to the Plan, if contributed in kind to the Plan by the Employer, determined by the average of the closing prices of such stock for the twenty (20) consecutive trading days immediately preceding their contribution to the Plan.
     (b) Stock Rights, Stock Splits, and Stock Dividends. No Participant, Former Participant or Beneficiary shall have any right of request, direction, or demand upon the Committee or the Trustee to exercise in his behalf rights or privileges to acquire, convert into, or exchange for Company Stock or other securities. The Trustee, in its sole discretion, may exercise or sell any such rights or privileges. The separate Accounts shall be appropriately credited if such rights are exercised or sold. Company Stock received by the Trustee by reason of a stock split, stock dividend or recapitalization shall be appropriately allocated to the separate
Accounts of the affected Participant, Former Participant, or Beneficiary.
     (c) Voting of Company Stock. At each annual meeting and special meeting of the stockholders of the Company, the Committee shall direct the Trustee how to vote the shares of Company Stock held in Participant-Directed Accounts. Notwithstanding the foregoing,
Company Stock held in ESOP Accounts shall be voted in accordance with Section 13.6c.

Section 7.7	Exclusive Benefit.
     The Plan and the Trust are established and shall be maintained for the exclusive benefit of the Participants, Former Participants and their Beneficiaries. Subject to the exceptions expressly set forth in the Plan or the Trust Agreement, no part of the Trust Assets may ever revert to an Employer or be used for or diverted to purposes other than the exclusive benefit of the Participants, Former Participants and Beneficiaries.

Section 7.8	Valuation.
     The value of each Account shall be determined as of each Valuation Date, on the basis of the fair market value of the assets allocated to each such Account, as appraised by the Trustee.
     (a) As of each Valuation Date, the Committee shall determine the fair market value of each Investment Fund being administered by the
Trustee. With respect to each such Investment Fund, the
Committee shall determine (a) the change in value between the current Valuation Date and the then last preceding Valuation Date,
     (b) the net gain or loss resulting from expenses paid (including fees and expenses, if any, which are to be charged to such Investment
Fund) and (c) realized and unrealized gains and losses.
Contributions and rollovers received by the Plan shall be credited to a Participant's Accounts as of the Valuation Date that such amounts are invested in an Investment Fund and shall not be considered in allocating gains and losses to the Participant's Accounts on such
Valuation Date.
     The transfer of funds to or from an Investment Fund pursuant to
Section 7.2 and 7.3 and payments, distributions and withdrawals from an Investment Fund to provide benefits under the Plan for Participants or Beneficiaries shall not be deemed to be gains, expenses or losses of an Investment Fund.
     As of each Valuation Date, the Committee shall allocate the net gain or loss of each Investment Fund on the Valuation Date to the Accounts of Participants participating in such Investment Fund on such Valuation Date.
(b)	The reasonable and equitable decision of the Committee as to the value of each Investment Fund, and of any Account as of each
Valuation Date shall be conclusive and binding upon all persons having any interest, direct or indirect, in the Investment Funds or in any Account.
                                * * * * * * *



                                ARTICLE EIGHT
                                -------------
                                 BENEFICIARY

Section 8.3	Designation of Beneficiary.
     Each Participant or Former Participant may, from time to time, designate any person or persons (who may be designated contingently or successively and who may be an entity or a natural person), either individually or in a fiduciary capacity, the Beneficiary or Beneficiaries to whom his Plan benefits are to be paid if he dies before receipt of all such benefits. However, a married Participant or a married Former Participant may not select a Beneficiary other than his Spouse unless the Spouse consents to such selection in writing, and the Spouse's consent acknowledges the effect of such selection and is witnessed by a Plan representative or a notary public. Each Beneficiary designation shall be in the form prescribed by the Committee and will be effective only when filed with the Committee during the Participant's or Former Participant's lifetime. Each Beneficiary designation filed with the Committee will cancel all Beneficiary designations previously filed with the Committee.

Section 8.4	No Beneficiary.
     If any Participant or Former Participant fails to designate a Beneficiary in the manner provided above, or if the Beneficiary designated by a Participant, or Former Participant dies before him and the Participant or Former Participant fails to designate a new Beneficiary, or if the Beneficiary designated by a deceased Participant or Former Participant dies before complete distribution of the deceased Participant's or Former Participant's benefit, the Committee shall direct the Trustee to distribute such Participant's or Former Participant's benefits (or the balance thereof) to one or more of the following, as determined by the Committee in its sole discretion:
     (a)  To the surviving spouse of such Participant or Former Participant;
     (b) To any one or more or all of the next of kin of such Participant or Former Participant, and in such proportions, as the Committee shall determine; or
     (c) To the estate of the last to die of such Participant or Former Participant and his Beneficiary or Beneficiaries; or
     (d)  To such recipient as may be required by applicable law.

Section 8.5	Mandatory Distribution of Death Benefits.
     The Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Account Balance to the Beneficiary or Designated Beneficiary, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury regulations. With respect to distributions made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. The foregoing sentence shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under
Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service.
     (a)  Limits on Distribution Periods.
          (i)  If the Participant or Former Participant dies after
               distribution has commenced, the Trustee shall continue to distribute the remaining portion of the Participant's or
               Former Participant's Nonforfeitable Account Balance at
               least as rapidly as under the method of distribution used
               prior to the Participant's death.
          (ii) If the Participant or Former Participant dies before distribution commences, the Trustee shall complete distribution of the Participant's or Former Participant's Nonforfeitable Account Balance by December 31 of the
               calendar year containing the fifth (5th) anniversary of the Participant's or Former Participant's death, except to the extent that the Designated Beneficiary elects to receive distributions under paragraphs (A) or (B) below:
               (A)  If any portion of the Participant's or Former
                    Participant's Nonforfeitable Account Balance is
                    payable to a Designated Beneficiary, the Designated Beneficiary may elect distributions over the life or over a period certain not greater than the life
                    expectancy of the Designated Beneficiary
                    commencing on or before December 31 of the
                    calendar year immediately following the calendar
                    year in which the Participant or Former Participant
                    died;
               (B) If the Designated Beneficiary is the Participant's Surviving Spouse, the date distributions must begin under paragraph (A) above shall not be earlier than
                    the later of: (1) December 31 of the calendar year immediately following the calendar year in which the Participant or Former Participant died; or (2)
                    December 31 of the calendar year in which the
                    Participant or Former Participant would have
                    attained age seventy and one-half (70 1/2) years.  If
                    the Participant has not made an election pursuant to
                    this Section by the time of death, the Designated Beneficiary must elect the method of distribution no later than the earlier of: (1) December 31 of the
                    calendar year in which distributions must begin
                    under this Section; or (2) December 31 of the
                    calendar year which contains the fifth (5th)
                    anniversary of the date of death of the Participant or Former Participant. If the Participant has no
                    Designated Beneficiary, or if the Designated
                    Beneficiary does not elect a method of distribution, distribution of the Nonforfeitable Account Balance of the Participant or Former Participant must be
                    completed by December 31 of the calendar year
                    containing the fifth (5th) anniversary of death.
               (C)  If the Surviving Spouse is the Beneficiary of any
                    portion of a deceased Participant's or Former
                    Participant's benefits under the Plan, the Surviving
                    Spouse shall be permitted to direct that this
                    distribution of benefits commence at a reasonable
                    time following the death of the Participant or
                    Former Participant under applicable Treasury
                    regulations.
               (D) If the Surviving Spouse dies after the Participant or Former Participant, but before payments to the
                    Spouse begin, the preceding provisions of this
                    Section, with the exception of paragraph (B), shall
                    be applied as if the Surviving Spouse had been the Participant.
     (b) Minimum Distribution Amounts. If the Trustee will distribute a Participant's or Former Participant's Nonforfeitable Account Balance in accordance with the Designated Beneficiary's life expectancy, the minimum distribution for a calendar year equals the Participant's Nonforfeitable Account Balance as of the latest Valuation Date preceding the beginning of the calendar year divided by the Designated Beneficiary's life expectancy.
     For purposes of this Section, payments will be calculated by using the expected return multiples specified in Tables V and VI of Treasury
Regulations Section 1.72-9.  Except as the Surviving Spouse may otherwise elect in Section 8.3(d)(i) below, the life expectancy of a Surviving Spouse shall be recalculated annually; however, in the case of any other Designated Beneficiary, life expectancy will be calculated when the first payment commences without further recalculation. For purposes of this Section, any amount paid to a child of the Participant or Former Participant will be treated as if it had been paid to the Surviving Spouse, if the amount becomes payable to the Surviving Spouse when the child reaches the age of majority.
     (c)  Commencement of Benefits.
          (i)  General Rule.  For the purposes of this Section, distribution of a Participant's or Former Participant's Nonforfeitable Account Balance is considered to begin on the Participant's or Former Participant's Required Beginning Date or, if
               Section 8.3(a)(ii)(D) applies, the date distribution is
               required to begin to the Surviving Spouse pursuant to
               Section 8.3(a)(ii)(A). If distribution in the form of an annuity irrevocably commences before the Required
               Beginning Date, the date distribution is considered to begin is the date distribution actually commences.
          (ii) Required Beginning Date. A Participant's (or Former Participant's) "Required Beginning Date" shall be as follows:
               (A)  For a Participant who is a Five Percent Owner, the
                    Required Beginning Date shall commence on the
                    first day of April following the later of:
                    (1)  the calendar year in which the Participant
                         attains age seventy and one-half (70 1/2)
                         years; or
                    (2)  the earlier of the calendar year with or
                         within which ends the Plan Year in which
                         the Participant becomes a Five Percent
                         Owner, or the calendar year in which the
                         Participant retires.
               (B)  For a Participant who is not a Five Percent Owner,
                    the Required Beginning Date is the first day of
                    April of the calendar year immediately following
                    the later of:
                    (1)  the calendar year in which the Participant
                         attains age seventy and one-half (70 1/2); or
                    (2)  the calendar year in which the Participant
                         terminates employment with the Employer.
     A Participant is treated as a "Five Percent Owner" for purposes of this
Section if the Participant is a Five Percent Owner as defined in Section 12.2(g)(iii) and Code Section 416(i) (determined under Code Section 416 but without regard to whether the Plan is Top-Heavy) at any time during the Plan Year ending with or within the calendar year in which the owner attains age sixty-six and one-half (66 1/2) years or any subsequent Plan Year. Once distributions have begun to a Five Percent Owner under this Section, they must continue to be distributed, even if the Participant ceases to be a Five Percent Owner in a subsequent year.
     (d)  Definitions.
          (i)  Applicable Life Expectancy means the life expectancy
               calculated using the attained age of the Participant (or the Designated Beneficiary) as of the Participant's (or the Designated Beneficiary's) birthday in the applicable calendar year reduced by one for each calendar year which
               has elapsed since the date life expectancy was first
               calculated.  If the Designated Beneficiary is the Spouse of the Participant, such Spouse may make an irrevocable
               election to recalculate his or her life expectancy, prior to the Participant's Required Beginning Date. If life
               expectancy is being recalculated, the Applicable Life
               Expectancy shall be the life expectancy as recalculated.
               The applicable calendar year shall be the first Distribution Calendar Year and, if life expectancy is being recalculated, the succeeding calendar year.
          (ii) Designated Beneficiary means the individual who is
               designated as the Beneficiary under the Plan under Code
               Section 401(a)(9) and the applicable Treasury regulations.
         (iii) Distribution Calendar Year means a calendar year for which a minimum distribution is required.  For
               distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For
               distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to this Section.
          (iv) Participant's Nonforfeitable Account Balance means the
               Account Balance as of the last Valuation Date in the
               calendar year immediately preceding the Distribution
               Calendar Year (Valuation Calendar Year), increased by the
               amount of any Contributions or Forfeitures allocated to the Account Balance as of the dates in the Valuation Calendar
               Year after the Valuation Date and decreased by
               distributions made in the Valuation Calendar Year after the Valuation Date. If any portion of the minimum distribution for the first Distribution Calendar Year is made in the
               second Distribution Calendar Year on or before the
               Required Beginning Date, the amount of the minimum
               distribution made in the second Distribution Calendar Year shall be treated as if it had been made in the immediately preceding Distribution Calendar Year.
                                * * * * * * *



                                ARTICLE NINE
                                ------------
                                   NOTICES

Section 9.3	Notice to Trustee.
     As soon as practicable after a Participant, Former Participant or Beneficiary becomes entitled to benefits in accordance with Article 6, the Committee shall give written notice to the Trustee, which notice shall include the following information and directions:
     (a) The name and address of the Participant, Former Participant, or Beneficiary.
     (b) The percentage or amount to which the Participant, Former Participant, or Beneficiary is entitled under Article 6.
     (c) The time, manner and amount of payments to be made pursuant to Article 11.

Section 9.4	Subsequent Notices.
     At any time and from time to time after giving the notice provided for in Section 9.1, the Committee may modify such original notice or any subsequent notice by means of a further written notice or notices to the Trustee, but any action taken or payments made by the Trustee pursuant to the original notice and prior to the receipt of a subsequent notice shall not be affected by such subsequent notice.

Section 9.5	Copy to Participant.
     A copy of each notice provided for in Sections 9.1 and 9.2 shall be mailed by the Committee to the Participant or Former Participant or to each Beneficiary involved, as the case may be, but if, for any reason, such copy is not sent or received, that fact shall not affect the validity of any notice to the Trustee nor the validity of any action taken or payment made pursuant thereto.

Section 9.6	Reliance Upon Notice.
     Upon receipt of any notice as provided in this Article 9, the Trustee shall promptly take whatever action and make whatever payments are called for therein.
                                * * * * * * *



                                ARTICLE TEN
                                -----------
             IN-SERVICE WITHDRAWALS AND LOANS TO PARTICIPANTS

Section 10.3	Withdrawals from Accounts.
     (a)  Savings Accounts.
          (i)  Hardship Distributions.  Distribution of Savings
               Contributions, Incentive Contributions, Qualified Non-
               Elective Contributions, and Qualified Matching
               Contributions made pursuant to a Participant's Savings Contributions, including any shares of Company Stock held in the Restricted Company Stock Fund, may be made to a Participant in the event of hardship. For the purposes of this Section, a hardship distribution is defined pursuant to the safe harbor definition of Treasury Regulation Section 1.401(k)-1(d)(2)(iv) and means a distribution necessary to satisfy an immediate and heavy financial need of an Employee who lacks other available resources.
               (A) A distribution will be considered to satisfy an immediate and heavy need of an Employee if the distribution is for:
                    (1) expenses incurred for or necessary to obtain medical care, described in Code Section
                         213(d), of the Employee, the Employee's
                         spouse, children, or dependents;
                    (2)  costs directly related to the purchase,
                         excluding mortgage payments, of a principal residence for the Employee;
                    (3) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Employee, the Employee's Spouse, children or dependents; or
                    (4) payment necessary to prevent the eviction of the Employee from, or a foreclosure on the mortgage of, the Employee's principal residence.
               (B) A distribution will be considered necessary to satisfy an immediate and heavy financial need of an Employee who lacks other available resources only if:
                    (1) the Employee has obtained all distributions, other than hardship distributions, and all nontaxable loans under all plans maintained by the Employer; and
                    (2) the distribution is not in excess of the amount of an immediate and heavy financial need, including amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the distribution.
               (C) In addition to the conditions above, any hardship withdrawal to a Participant made pursuant to this Section shall be increased by an amount equal to the lesser of:
                    (1) all federal, state, and local income taxes and associated penalties (including, if applicable, the additional income tax described in Code
                         Section 72(t) imposed with respect to such hardship withdrawal); or
                    (2)  the amount, if any, in such Participant's
                         Savings Account in excess of such hardship withdrawal.
          (ii) Upon Attainment of Age 59 1/2. A Participant may elect to receive a lump-sum distribution of the amount in his Savings Account at any time after such Participant attains age fifty-nine and one-half (59 1/2); provided, however, that such distribution shall not include any shares of Company
               Stock held in the Restricted Company Stock Fund.
     (b)  Matching Employer Contribution Accounts and Discretionary
Employer Contribution Accounts.
          (i) Prior to Attainment of Age 59 1/2. A Participant may not receive a distribution from his Matching Employer
               Contribution Account or his Discretionary Employer
               Contribution Account prior to his attainment of age fifty-nine and one-half (59 1/2).
          (ii) After Attainment of Age 59 1/2. A Participant may elect to receive a lump-sum distribution of the vested amount in his Matching Employer Contribution Account and/or his
               Discretionary Employer Contribution Account at any time after such Participant attains age fifty-nine and one-half
               (59 1/2); provided, however, that such distribution shall not include any shares of Company Stock held in the Restricted Company Stock Fund.
     (c) Rollover Accounts. A Participant may receive an in-service distribution from his Rollover Account at any time. A Participant may not receive an in-service distribution from his W & B Plan Rollover Account.
     (d)  ESOP Accounts.
          (i) Hardship Distributions. A Participant may not receive a hardship distribution from his ESOP Accounts.
          (ii) In-service Distributions. A Participant may not receive an in-service distribution from his ESOP Accounts.
     (e) Section 16 Insiders. Notwithstanding the preceding, if the Participant requesting a withdrawal from the Company Stock Funds is an executive officer, director or 10% shareholder of the Company (a "Section 16 Insider"), then any such withdrawal from the Company Stock Funds shall be paid by a distribution in kind of Company Stock, and cash may be distributed only to the extent that the distribution is made pursuant to an election made at least six (6) months following the date of the most recent election, with respect to any employee benefit plan of the Company, that effected an opposite way "discretionary transaction," qualifying for exemption under the requirements for an exempt "discretionary transaction," as that term is defined in Rule 16b-3, issued by the Securities and Exchange Commission under
Section 16 of the Securities Exchange Act of 1934. The Committee shall give such directions to the Trustee as shall be appropriate to effectuate the distribution in accordance with the terms hereof of the amount being withdrawn. Such withdrawals described in Section 10.2(b) below shall be debited to the Participant's Savings Account, and the Committee shall charge the sum of such debits to the Company Stock Funds and/or other Investment Fund(s) within such Savings Account in such manner as the Participant designates in writing; provided, however, if the Participant fails to make such a written designation, the Committee shall charge the sum of such debits to the investment fund to be determined by the Committee.

Section 10.4	Loans to Participants.
     The Committee may authorize a loan to the Participants and to any Former Participant who is a "party-in-interest" (as defined in ERISA Section 3(14))
who makes application therefore, of amounts credited to the Participant's Accounts, including any shares of Company Stock held in the Restricted Company Stock Fund. Provided, however, that no portion of the Annuity-Restricted Account (as defined in Section 11.2) or the ESOP Accounts shall be available for a loan. Loans shall not be available to any person who is not a party-in-interest as defined in ERISA Section 3(14).
     Each such loan shall be subject to the following provisions:
     (a) A Participant must apply for each loan either in writing on an application form provided by the Committee or through such other means as may be authorized by the Committee.  As a condition to the making of the loan, the Participant shall agree to pay the loan set-up and annual loan administration fees associated with the extension of the loan from his
Account (unless paid directly by the Participant).
     (b)  The amount of any loan, when added to the outstanding balance of all other loans to the Participant or Former Participant under this
Plan shall not exceed the lesser of:
          (i) $50,000, reduced by the excess (if any) of (i) the highest outstanding balance of loans to the Participant or Former Participant from the Plan and all related plans during the one year period ending on the day before the date the loan is made, over (ii) the outstanding balance of loans to the Participant or Former Participant from the Plan and all related plans on the date the loan is made; and
          (ii) 50% of the amount in which the Participant would have a vested interest in the event his Separation from Service was to occur on the date the loan is made.
               For purposes of this Section, a related plan is any "qualified employer plan," as defined in Code Section 72(p)(3), sponsored by the Employers or any related employer, determined according to Code Section 72(p)(2)c.
     (c) Each loan shall be evidenced by a promissory note payable to the order of the Plan. Each loan shall be adequately secured as determined by the Committee.  A loan shall be considered adequately secured if the amount of the loan at the date the loan is granted does not exceed one-half of the amount in which the Participant would have a vested interest in the event of his Separation from Service.
     (d) Each loan shall bear an interest rate equal to the "prime lending rate" published in the Wall Street Journal plus one percent (1%) at the time such loan is requested.
     (e) Each such loan shall provide for the repayment of principal and accrued interest in substantially level amortized payments payable not less frequently than quarterly through payroll deduction payments.
     (f)  Each loan shall extend for a stated period determined by agreement of the Participant and the Committee, not exceeding five years.
The limitation in the preceding sentence shall not apply to any loan designated by the Committee as a home loan.  For purposes of this
Section 10.2, a "home loan" is a loan used to acquire any dwelling unit that within a reasonable time is to be used as the principal residence of the Participant.  A home loan shall not exceed ten (10)
years.
     (g) If a loan to a Participant is outstanding on the date a distribution is to be made from the Plan with respect to a portion of the Participant's Accounts represented by the loan, the balance of the loan, or a portion thereof equal to the amount to be distributed, if less, shall on such date become due and payable; provided that if the Participant is a party-in-
interest (as defined in ERISA Section 3(14)), such loan shall not become due and payable if renegotiated on terms acceptable to the Committee.  The portion of the loan due and payable shall be satisfied by offsetting such amount against the amount to be distributed to the Participant. Alternatively, the Committee may in its discretion direct that the portion of the Participant's Accounts equal to the outstanding loan balance be distributed in kind by distribution of the Participant's note.
     (h) If a loan to a Participant is outstanding at the time of the Participant's death, and if the Participant's executor or administrator does not repay the loan, the note shall be distributed in kind to the Participant's Beneficiary.
     (i) A loan shall be accelerated and immediately due in full upon a Participant's termination of employment.
     (j)  If a Participant fails to pay interest or principal on an outstanding loan when due, his Account from which the loan was made shall, at the direction of the Committee, be reduced by the unpaid amount if a withdrawal would be permitted from said Account pursuant to Article 6. The Participant shall be treated as having received such a distribution and shall receive credit under the promissory note for the delinquent payment accordingly. If the Committee does not take such action, the Committee shall take whatever steps (including legal action) it deems necessary to collect the unpaid amount.
     (k)  In accordance with the foregoing standards and requirements, loans shall be available to all Participants on a reasonably equivalent basis.
A Participant shall only be entitled to have two (2) loans in effect at the same time.  Each loan must be in a minimum amount of $1,000.
     (l) All loans shall be governed by such rules and regulations as the Committee may adopt which rules and regulations are hereby incorporated by reference. The Committee shall cause to be furnished to any Participant receiving a loan any information required to be furnished pursuant to the Federal Truth in Lending Act, if applicable, or pursuant to any other applicable law.
     (m)  The portion of a Participant's Accounts represented by the outstanding loan principal shall be segregated and shall not share in the income or losses of the Plan.  In lieu of sharing in such income or losses, the Participant's Accounts shall be credited with all interest paid by the Participant on the loan. The Trustee may charge to the Participant's
Accounts any expenses attributable to the loan.
     (n) The investment funds held for a Participant's Accounts shall be liquidated to provide cash equal to the loan principal on a pro rata basis.
     (o)  Loan repayments will be suspended under this Plan, as permitted under Code Section 414(u)(4), on behalf of those Participants who are on an authorized leave of absence pursuant to qualified military service.
                                * * * * * * *



                                ARTICLE ELEVEN
                                --------------
                               METHODS OF PAYMENT

Section 11.3	Participant Election.
     (a)  Timing of Distributions.
          (i) Subject to the provisions of this Article 11, upon the Retirement or Disability of a Participant, or the death of a Participant or Former Participant, distribution of amounts to which a Participant, Former Participant or Beneficiary became entitled pursuant to Section 6.1 of the Plan shall commence as soon as administratively practicable following the event which caused entitlement to a distribution, and shall be completed as soon as administratively practicable following the end of the Plan
               Year in which the Participant or Former Participant
               Retired, became Disabled or died.
          (ii) Subject to the provisions of this Article 11, upon the Separation from Service of a Participant, distribution of amounts to which a Participant becomes entitled pursuant to Sections 6.2 and 6.3c of the Plan shall be completed as soon as administratively practicable following the event which caused entitlement to a distribution.
     (b)  ESOP Account Distributions.
          (i) Notwithstanding the provisions of Section 11.1(a)(ii), if the Participant Separates from Service for any reason other than Retirement, Death or Disability and is not reemployed by the Employer at the end of the first Plan Year following the Plan Year of the Separation from Service, the Participant may elect to have distribution of the vested percentage of his ESOP Accounts made on or after the date that is one year after the close of the first Plan Year following the Plan Year in which the Participant Separated from Service by completing a distribution request form and submitting it to the Committee; in the absence of such an election, distribution of the vested percentage of the Participant's ESOP Accounts will begin during the sixty
               (60) day period following the end of the Plan Year in which the Participant reaches Normal Retirement Age. If the Participant is reemployed by the Employer by the end of the first Plan Year, distribution under the Plan will be governed by whichever part of this Article thereafter becomes applicable. The Committee shall combine the Nonforfeitable percentage of the ESOP Transfer Account of a Participant determined under Section 6.2 with the Participant's ESOP Rollover Account into one Account, and the Trustee shall make payments to the Participant pursuant to Article 11.
          (ii) Notwithstanding any contrary provision, unless other Plan distribution provisions require earlier distribution of the Participant's ESOP Accounts, if the Participant and, if applicable pursuant to Code Sections 401(a)(11) and 417, with the consent of the Participant's spouse, elects, the Committee shall direct the Trustee to commence distribution of the Participant's Account Balance attributable to Company Stock acquired after December 31, 1986 in the Participant's ESOP Accounts no later than one (1) year after the close of the Plan Year in which the Participant Separates from Service because of attainment of Normal Retirement
               Age, Disability, or death. This distribution requirement is subject to the form of distribution requirements of this
               Article 11.
         (iii) Notwithstanding any contrary provision, unless other Plan distribution provisions require earlier distribution of the Participant's ESOP Accounts, if the Participant and, if applicable pursuant to Code Sections 401(a)(11) and 417, with the consent of the Participant's spouse, elects, the Committee shall direct the Trustee to commence distribution of the Participant's Account Balance attributable to Company Stock acquired after December 31, 1986 in the Participant's ESOP Accounts no later than one (1) year after the close of the Plan Year which is the fifth (5th) Plan Year following the Plan Year in which the Participant Separates from Service for any reason other than attainment of Normal Retirement Age, death or disability. This distribution requirement is subject to the form of distribution requirements of this Article. If the Participant resumes employment with the Employer on or before the last day of the fifth (5th) Plan Year following the Plan Year of the Participant's Separation from Service, the distribution provisions of this paragraph will not apply until the Participant again may separate from Service for any reason other than attainment of Normal Retirement Age, death or disability.
     (c)  Form of Distribution.
          (i)  Participant-Directed Accounts.  Except as provided in
               Section 11.2, distributions under this Plan shall be made in a lump sum. A Participant shall elect whether his lump sum distribution shall be made in cash or as a combination of Company Stock (and cash in lieu of fractional shares) from any Account balances invested in the Company Stock
               Funds and cash from any Account balances invested in the other Investment Fund(s).
               (ii) ESOP Accounts. Distributions from a Participant's ESOP Accounts shall be made in a lump sum and shall be in the form of whole shares of Company Stock. The value of any fractional shares shall be distributed in cash. If Company Stock is not readily tradable on an established market, the recipient shall receive a put option as described in Section
               13.2. A Participant entitled to a distribution from his ESOP Accounts shall have the right to demand that all such distributions be made in Qualifying Company Stock or in cash for fractional shares.
     (d) An amount to which a Participant, Former Participant or Beneficiary is entitled pursuant to Section 6.4(b) shall be paid in cash to such Participant, Former Participant or Beneficiary as soon as administratively practicable after the determination of such amount or, if later, the date a payment is made to such Participant, Former Participant or Beneficiary under
Section 11.1(a) or (b); provided, however, that if the total value of his vested interest in his Accounts is less than or equals $5,000 he shall be entitled to receive a distribution of the portion of such Accounts which was invested in Company Stock at the time the Participant became entitled thereto, in cash or shares of Company Stock, with the value of any fractional shares to be paid in cash.
     (e) Notwithstanding anything to the contrary herein contained, unless a Participant or Former Participant has attained age sixty-five (65), if the value of the vested interest in his Accounts exceeds $5,000, no distribution may be made to such Participant or Former Participant without his express written consent.
     (f) Notwithstanding anything to the contrary herein contained, a Participant's benefits will in all events be paid in a lump sum as soon as practicable following the end of the Plan Year in which such Participant terminates employment if the total value of his vested interest in all Accounts is less than or equals $5,000. Unless affirmatively elected otherwise, such distribution shall be made in cash and in whole shares of Company Stock for all ESOP Accounts and any other account balances invested in the Company Stock Funds.

Section 11.4	Joint and Survivor Annuity.
     (a) Notwithstanding any provision of the Plan to the contrary, if any portion of a Participant's Rollover Account, W & B Plan Rollover Account, or ESOP Rollover Account represents a transfer of assets, directly or indirectly, from a defined benefit plan, or from a defined contribution plan that is either subject to the funding standards of Code Section 412 or otherwise subject to the requirements of Code Section 401(a)(11)(A), such portion (referred to in this Article 11 as the "Annuity-Restricted Account") shall, if the Participant does not die before the Annuity Starting Date, be distributed in the form of a qualified joint and survivor annuity in the absence of a qualified waiver under Section 11.3, or except as otherwise provided in Section 6.3(c). For purposes of this paragraph, Annuity Starting Date means the first day of the first period for which an amount is payable as an annuity, or, in the case of the benefit not payable in the form of an annuity, the first day on which all events have occurred which entitled the Participant to such benefit. The qualified joint and survivor annuity shall be purchased with the total amount (as determined under Article 11) credited to the Participant's Annuity-Restricted Account subject to this Section 11.2.
     (b) Notwithstanding any provision of the Plan to the contrary, in the case of any Participant who dies before distribution of his benefits under the Plan has commenced, a qualified preretirement survivor annuity shall be payable from the Annuity-Restricted Account (as determined under Article 11) to the Spouse of the Participant in the absence of a qualified waiver under
Section 11.3, or except as otherwise provided in Section 6.3(c).

Section 11.5	Joint and Survivor Annuity Requirements.
     (a)  This Plan is a profit sharing plan and the provisions of this Section
11.3 apply only to a Participant described in Section 11.2 and this Section. The provisions of this Section 11.3 do not apply to any Participant in the Plan except:
          (i)  a Participant described in Section 11.2;
          (ii) a Participant for whom the Plan is a direct or indirect transferee from a plan subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417 and the Plan received the transfer after December 31, 1984, unless the transfer is an Elective Transfer;
         (iii) a Participant who elects a life annuity distribution (if the Plan is required to provide a life annuity distribution option); or
          (iv) a Participant whose benefits under a defined benefit plan maintained by the Employer are offset by benefits provided under this Plan.
     If the provisions of this Section apply to any Participant, the provisions of this Section shall apply to all vested benefits of the Participant, whether the Participant became vested in the benefit before or after death, which are payable under the Plan, including any proceeds from contracts, if any, on the Participant's life, owned by the Plan.
     (b) Qualified Joint and Survivor Annuity. Unless an optional form of benefit is selected pursuant to a Qualified Election within the ninety (90) day period ending on the Annuity Starting Date, a married Participant's Nonforfeitable Account Balance will be paid in the normal form of a Qualified Joint and Survivor Annuity, defined in Section 11.3(d)(vi), and an unmarried Participant's Nonforfeitable Account Balance will be paid in the normal form of an immediate life annuity. The Participant may elect to have the annuity distributed upon attainment of the Earliest Retirement Age under the Plan.
A Participant shall be considered vested even if the Participant is only vested in Employee Contributions. For purposes of satisfying the Qualified Joint and Survivor Annuity requirements, Account Balances shall mean benefits derived from both Employee and Employer Contributions.
     (c) Qualified Preretirement Survivor Annuity. Unless an optional form of benefit has been selected within the Election Period pursuant to a Qualified Election, if a Participant dies before the Annuity Starting Date, then the Participant's Nonforfeitable Account Balance shall be applied toward the purchase of a Qualified Preretirement Survivor Annuity, defined in
Section 11.3(d)(vii). The Surviving Spouse may elect to commence payment of the Qualified Preretirement Survivor Annuity within a reasonable period after the Participant's death. For purposes of this Section 11.3c, the amount of the Qualified Preretirement Survivor Annuity attributable to Employee Contributions shall not be an amount in excess of the ratio of Employee and Employer Contributions. In determining the value of the Qualified Preretirement Survivor Annuity, any portion of a Participant's Individual Account which is pledged as collateral to secure payment of a Plan
Participant loan shall be included in the Nonforfeitable Account Balance.
     (d)  Definitions.
          (i) Annuity Starting Date means the first day of the first period for which an amount is paid as an annuity or any other form.
          (ii) Election Period means the period that begins on the first day of the Plan Year in which the Participant attains age thirty-five (35) years and ends on the date of the Participant's death. If a Participant separates from Service prior to the first day of the Plan Year in which the Participant attains age thirty-five (35) years, for the Account Balance as of the date of separation, the Election Period shall begin on the date of separation. A Participant who will not yet attain age thirty-five (35) years as of the end of any current Plan Year may make a Special Qualified Election to waive the Qualified Preretirement Survivor
               Annuity for the period beginning on the date of the election and ending on the first day of the Plan Year in which the Participant will attain age thirty-five (35) years. The election shall not be valid unless the Participant receives a written explanation of the Qualified Preretirement Survivor Annuity in such terms as are comparable to the explanation required under Section 11.3(e)(i). Qualified Preretirement Survivor Annuity coverage will be automatically reinstated as of the first day of the Plan Year in which the Participant attains age thirty-five (35) years. Any new waiver on or after the date shall be subject to the full requirements of this Article.
         (iii) Earliest Retirement Age means the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.
          (iv) Nonforfeitable Account Balance means the aggregate value of the Participant's Nonforfeitable Account Balance derived from Employer and Employee Contributions, including rollovers, whether vested before or upon death, including the proceeds of contracts, if any, on the Participant's life. The provisions of this Article shall apply to a Participant who is vested in amounts attributable to Employer
               Contributions, Employee Contributions, or both, at the time of death or distribution.
          (v) Qualified Election means a waiver of a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor
               Annuity.  Any waiver of a Qualified Joint and Survivor
               Annuity or a Qualified Preretirement Survivor Annuity shall not be effective unless:
               (A)  the Participant's Spouse to whom the Survivor
                    Annuity or Preretirement Survivor Annuity is payable consents in writing to the waiver election;
               (B) the election designates a specific Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries;
               (C)  the Spouse is the Participant's sole primary
                    Beneficiary, the Spouse consents to the Participant's Beneficiary designation or consents to any change in the Participant's Beneficiary designation without any further spousal consent;
               (D) the Spouse's consent acknowledges the effect of the election; and
               (E) the Spouse's consent is witnessed by a Plan representative or notary public.
               (F)  Additionally, a Participant's waiver of the Qualified
                    Joint and Survivor Annuity shall not be effective unless the election designates a form of benefit payment and the Spouse consents to the form of payment designated by the Participant or consents to any change in that designated form of payment without any further spousal consent.
     Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that written consent may not be obtained because there is no Spouse, or the Spouse cannot be located, a waiver will be deemed a Qualified Election. If the Spouse is legally incompetent to give consent, the Spouse's legal guardian, even if the guardian is the Participant, may give consent. Also, if the Participant is legally separated or the Participant has been abandoned (within the meaning of local law) and the Participant has a court order to such effect, spousal consent is not required unless a Qualified Domestic Relations Order described in Code
Section 414(p) provides otherwise. Any consent obtained under this provision, or establishment that the consent of a Spouse may not be obtained, shall be effective only with respect to the Spouse who signs the consent, or in the event of a deemed Qualified Election, the designated spouse. A consent that permits designations by the Participant without any requirement of further consent by the Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of the rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in Section 11.3(e). After the Participant's death, a Beneficiary may change the optional form of survivor benefit as permitted by the Plan.
          (vi) Qualified Joint and Survivor Annuity means, in the case of a married Participant who does not die before the Annuity Starting Date, an immediate annuity for the life of the Participant with a Survivor Annuity for the life of the Spouse which is equal to fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the amount of benefit which can be purchased with the Participant's Nonforfeitable Account Balance. In the case of an unmarried Participant who does not die before the Annuity Starting Date, the Qualified Joint and Survivor Annuity requirement means an annuity for the life of the Participant which is the amount of benefit which can be purchased with the Participant's Nonforfeitable Account Balance.
         (vii) Qualified Preretirement Survivor Annuity means an annuity for the life of the Participant's Spouse, the payments under which shall be equal to the amount of benefit which can be purchased with the Nonforfeitable Account Balance of the Participant. The Participant's Surviving Spouse will receive the same benefit that would be payable if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before the Participant's date of death.
        (viii) Spouse, Surviving Spouse means the Spouse or Surviving
               Spouse of the Participant, provided that a former spouse will be treated as the Spouse or Surviving Spouse and a current spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a Qualified Domestic Relations Order described in Code Section 414(p).
     (e)  Notice Requirements.
          (i)  For a Qualified Joint and Survivor Annuity described in
               Section 11.3(d)(vi), the Administrator shall provide, no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date, to each Participant a written explanation of:
               (A) the terms and conditions of a Qualified Joint and Survivor Annuity;
               (B) the Participant's right to make and the effect of an election to waive the Qualified Joint and Survivor
                    Annuity form of benefit;
               (C)  the rights of a Participant's Spouse; and
               (D) the right to make, and the effect of, a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.
          (ii) For a Qualified Preretirement Survivor Annuity described in Section 11.3(d)(vii), the Administrator shall provide, within the applicable notice period for the Participant, to each Participant a written explanation of the Qualified Preretirement Survivor Annuity in such terms and in such manner comparable to the explanation provided for meeting the requirements of Section 11.3(e)(i) applicable to a Qualified Joint and Survivor Annuity.
               The applicable notice period for the waiver of the Qualified Preretirement Survivor Annuity is whichever of the following periods ends last:
               (A)  the period beginning with the first day of the Plan
                    Year in which the Participant attains age thirty-two
                    (32) years and ending with the close of the Plan
                    Year preceding the Plan Year in which the Participant attains age thirty-five (35) years;
               (B) a reasonable period ending after the individual becomes a Participant;
               (C) a reasonable period ending after Section 11.3(e)(iii) ceases to apply to the Participant; or
               (D) a reasonable period ending after this Article first applies to the Participant.

               Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation from Service in the case of a Participant who separates from Service before attaining age thirty-five (35) years.

     For purposes of applying the preceding paragraph, a reasonable period ending after the events described in (B), (C) and (D) is the end of the two
(2) year period beginning one (1) year prior to the date the applicable event occurs and ending one (1) year after that date. In the case of a Participant who separates from Service before the Plan Year in which the Participant attains age thirty-five (35) years, notice shall be provided within the two
(2) year period beginning one (1) year prior to separation and ending one
(1) year after separation. If the Participant thereafter returns to employment with the Employer, the applicable period for the Participant shall be redetermined.
     If a Participant enters the Plan after the first day of the Plan Year in which the Participant attained age thirty-two (32) years, the Administrator shall provide notice no later than the close of the second Plan Year succeeding the entry of the Participant in the Plan.
         (iii) Notwithstanding the other requirements of this Section
               11.3(e), the respective notices prescribed by this Section shall be given to a Participant even if the Plan fully subsidizes the costs of a Qualified Joint and Survivor
               Annuity or Qualified Preretirement Survivor Annuity. For purposes of this Section 11.3(e), a plan fully subsidizes the costs of a benefit if under the plan the failure to waive the benefit by a Participant would not result in a decrease in any plan benefit with respect to the Participant and would not result in increased contributions from the Participant.

               Notwithstanding the foregoing, the Committee may provide the written explanation described above to the Participant after his benefit commencement date. The Participant (and his Spouse, if applicable) may waive the 30-day election period if the distribution of the elected form of benefit commences more than seven (7) days after the Committee provides the Participant (and his Spouse, if applicable) the written explanation.

Section 11.6	Notice and Explanation to Participants.
     The Committee shall provide each Participant who has an Annuity-Restricted Account within a reasonable period of time prior to the commencement of benefits under the Plan a written explanation setting forth the provisions of Section 11.3.

Section 11.7	Direct Rollover Optional Form of Benefit.
     (a) Direct Rollover. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.
     (b)  Definitions.
          (i) Eligible Rollover Distribution. An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Code Section 401(a)(9); the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Securities); and hardship distributions made pursuant to Section 10.1(a)(i).
          (ii) Eligible Retirement Plan. An eligible retirement plan is an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code
               Section 408(b), an annuity plan described in Code Section 403(a), or a qualified trust described in Code Section
               501(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.
         (iii) Distributee. A distributee includes an Employee or former Employee. In addition, the Employee's or former
               Employee's surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the Spouse or former Spouse.
          (iv) Direct Rollover. A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

Section 11.8	Election to Defer Receipt of Benefits.
     Notwithstanding the foregoing, a Participant who leaves the employment of the Employer before his or her Normal Retirement Date or Early Retirement Date may elect to leave his or her Nonforfeitable Account Balance under the management of the Trustee until Normal Retirement Date or Early Retirement
Date. The Trustee shall invest and reinvest and shall credit and charge the Individual Account with its proportionate share of gains and losses of the Trust Fund pursuant to Article 5 until the Nonforfeitable Account Balance is paid out to the Former Participant under this Article. Any election made under this Section shall be irrevocable and shall be made no later than fourteen (14) days before the electing Participant becomes entitled to receive his or her Nonforfeitable Account Balance in the Plan. Notwithstanding the foregoing, a Participant who has elected to leave his or her Nonforfeitable Account Balance under the management of the Trustee may later elect to have the Account Balance transferred to any pension or profit sharing plan maintained by another Employer in which the Participant has, at the time of the later election, become a Participant under the transferee plan. Section 11.9 Election of Form of Payment of Benefits.
     (a) The Participant, Former Participant, or Beneficiary shall elect the form or forms of payment of benefits permitted in Sections 11.1 and 11.5 which the Committee and Trustee shall implement. Not earlier than ninety (90) days, but not later than thirty (30) days, before the Participant's Annuity Starting Date, the Committee must provide a benefit notice to a Participant who is eligible to make an election under this Section. The Participant's Annuity Starting Date means the first day of the first period for which an amount is paid as an annuity or any other form. The benefit notice must explain the optional forms of benefit in the Plan, including the material features and relative values of those options, and the Participant's right to defer distribution until he or she attains the later of Normal Retirement Age or age 62.
     (b) If a distribution is one to which Code Sections 401(a)(11) and 417 do not apply, such distribution may commence less than thirty (30) days after the notice required under Treasury Regulations Section 1.411(a)-11(c) given, provided that:
          (i) the Plan Administrator clearly informs the Participant that he or she has a right to a period of at least thirty (30) days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and
          (ii) the Participant, after receiving the notice, affirmatively elects a distribution.
     (c) If a Participant, Former Participant, or Beneficiary makes an election prescribed by this Section, the Committee will direct the Trustee to distribute the Participant's Nonforfeitable Account Balance pursuant to that election. Any election under this Section is subject to the mandatory distribution requirements of Sections 11.8 and 8.3 and the survivor annuity requirements of Sections 11.2 and 11.3, if applicable. The Participant, Former Participant or Beneficiary must make an election under this Section by filing an election form with the Committee at any time before the Trustee otherwise would commence to pay a Participant's Account Balance under the applicable requirements of Articles 6, 8 and 11.

Section 11.10  Limit on Commencement of Distribution.
     (a) Unless both the Employer and the Participant or Former Participant agree otherwise, the payment of benefits to which a Participant, Former Participant or Beneficiary is entitled shall in no event commence later than the latest of the following dates:
          (i) the 60th day after the close of the Plan Year in which such Participant or Former Participant attains his Normal
               Retirement Date;
          (ii) the 60th day after the close of the Plan Year in which occurs the date 10 years after the date such Participant or Former Participant first commenced participation in the Plan; or
         (iii) the 60th day after the close of the Plan Year in which such Participant or Former Participant terminates his employment with all Employers.
     (b) If payment does not commence earlier under Section 11.8(a), the payment of benefits to which a Participant, Former Participant or Beneficiary is entitled will be distributed or commence to be distributed to him not later than his Required Beginning Date.
     (c) The Committee may not direct the Trustee to distribute the Participant's Nonforfeitable Account Balance, nor may the Participant elect to make the Trustee distribute the Nonforfeitable Account Balance, under a method of payment which, as of the Required Beginning Date, does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury Regulations. All distributions required under this Article shall be determined and made under Code Section 401(a)(9) and applicable Treasury Regulations, including the minimum distribution incidental benefit requirements of Treasury Regulation Section 1.401(a)(9)-2. With respect to distributions made for calendar years beginning on or after January 1, 2002, the Plan will apply the minimum distribution requirements of section 401(a)(9) of the Code in accordance with the regulations under Section 401(a)(9) that were proposed on January 17, 2001, notwithstanding any provision of the Plan to the contrary. The foregoing sentence shall continue in effect until the end of the last calendar year beginning before the effective date of final regulations under Section 401(a)(9) or such other date as may be specified in guidance published by the Internal Revenue Service. A mandatory distribution at the Participant's Required Beginning
Date will be in one lump sum unless the provisions of Section 11.2 or Section 8.3 apply. As of the first Distribution Calendar Year, distributions may only be made in one of the optional forms of benefit permitted by Sections 11.1, 11.2, and 11.5 hereof.
     (d) Defined terms used in this Section 11.8 and not defined in this Article or in Article 2 are defined in Section 8.3c(ii) and (d).

Section 11.11	Minority or Disability.
     During the minority or disability of any person entitled to receive benefits hereunder, the Committee may direct the Trustee to make payments thereof to the guardian or other legal representative authorized under applicable law to receive property on behalf of such person. If permitted under applicable law, the Committee may direct such payments to be made directly to such person, to such person's Spouse, to a relative of such person or to any individual or institution having custody of such person. If such applicable law does not permit payment of benefits to be made as provided above in this Section 11.9, then such payments shall be made in such manner, at such time, and to such person or entity as may be required or permitted under such applicable law. Except as may otherwise be provided by applicable law: (i) neither the Committee nor the Trustee shall be required to see to the application of any payments made under this Section 11.9; and (ii) the receipt of the payee shall be conclusive as to all interested parties.

Section 11.12	 Unclaimed Benefit.
     If at, after, or during the time when a benefit hereunder is payable to any Participant, Former Participant or Beneficiary, the Committee, upon request of the Trustee, or at its own instance, mails by registered or certified mail to such Participant, Former Participant or Beneficiary at his last known address, a written demand for his then address, or for satisfactory evidence of his continued life, or both, and if such Participant, Former Participant, or Beneficiary shall fail to furnish the same to the Committee within two years from the mailing of such demand, then, unless otherwise required by applicable law, the Committee may, in its sole discretion, determine that such Participant, Former Participant or Beneficiary has forfeited his right to such benefit and may declare such benefit, or any unpaid portion thereof, terminated as if the death of the Participant, Former Participant or Beneficiary (with no surviving Beneficiary) had occurred on the date of the last payment made thereon or on the date such Participant, Former Participant or Beneficiary first became entitled to receive benefit payments, whichever is later. All such forfeitures shall be used to reduce future Employer Contributions, shall at all times remain Trust Assets, and in no event shall they escheat to any governmental unit under any escheat law.
If such applicable law does not permit this disposition of unclaimed benefits then such unclaimed benefits shall be administered in such manner as may be required or permitted under such applicable law.
                                * * * * * * *



                                ARTICLE TWELVE
                                --------------
                             TOP HEAVY PROVISIONS
Section 12.3	Application.
     This Article shall apply for any Plan Year beginning with the first Plan Year in which the Plan is determined to be top-heavy.

Section 12.4	Top-Heavy Plan Status/Super Top-Heavy Plan Status.
     This Plan shall be a Top-Heavy Plan in any Plan Year in which, as of the Determination Date, (a) the Present Value of Accrued Benefits of Key Employees, or (b) the sum of the Aggregate Accounts of Key Employees of any plan of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits or Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group.
     If any Participant is a Non-Key Employee for any Plan Year, but the Participant was a Key Employee for any prior Plan Year, the Participant's Aggregate Account balance shall not be taken into account in determining whether this Plan is a Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group) as further defined in Code Section 416(g) and the applicable Treasury regulations.
     This Plan shall be a Super Top-Heavy Plan for any Plan Year in which, as of the Determination Date, (a) the Present Value of Accrued Benefits of Key Employees, or (b) the sum of the Aggregate Accounts of Key Employees of any plan of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Participants under this Plan and any plan of an Aggregation Group.
     If any Participant is a Non-Key Employee for any Plan Year, but the Participant was a Key Employee for any prior Plan Year, the Participant's Aggregate Account balance shall not be taken into account in determining whether this Plan is a Super Top-Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top-Heavy Group) as further defined in Code
Section 416(g) and the applicable Treasury regulations.
     For purposes of determining Top-Heavy and Super Top-Heavy status, the following definitions shall apply:
     (a)  Aggregate Account means, as of the Determination Date, the sum of:
          (i) the account balances of the Savings Account, Discretionary Employer Contribution Account, Matching Employer
               Contribution Account and ESOP Transfer Account as of the most recent Valuation Date occurring within a twelve
               (12) month period ending on the Determination Date;
          (ii) the contributions that would be allocated as of a date not later than the Determination Date, even though those
               amounts are not yet made or required to be made;
         (iii) any plan distributions made during the Determination
               Period (However, in the case of distributions made after the Valuation Date and prior to the Determination Date, such distributions are not included as distributions for Top-Heavy purposes to the extent that the distributions are already included in the Participant's Aggregate Account balance as of the Valuation Date.); and
          (iv) any Employee contributions, whether voluntary or mandatory (However, amounts attributable to Participant Deductible Voluntary Contributions shall not be considered to be a part of the Participant's Aggregate Account balance.).
          (v)  Regarding unrelated rollovers and plan-to-plan transfers
               (those which are (A) initiated by the Employee and (B) made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides for rollovers or plan-to-plan transfers, an unrelated rollover or plan-to-plan transfer shall be considered as a distribution for purposes of this Section. If this Plan is the plan accepting an unrelated rollover or plan-to-plan transfer, an unrelated rollover or plan-to-plan transfer shall not be considered as part of the Participant's Aggregate Account balance.
          (vi) Regarding related rollovers and plan-to-plan transfers
               (those either (A) not initiated by the Employee or (B) made to a plan maintained by the same Employer), if this Plan provides for rollovers or plan-to-plan transfers, a related rollover or plan-to-plan transfer shall be considered as a distribution for purposes of this Section. If this Plan is the plan accepting a related rollover or plan-to-plan transfer, a related rollover or plan-to-plan transfer shall be considered as part of the Participant's Aggregate Account balance, irrespective of the date on which the related rollover or plan-to-plan transfer is accepted.
     (b) Aggregation Group means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.
          (i) Required Aggregation Group means the group of plans composed of (A) each plan of the Employer in which a Key Employee is a Participant or participated at any time during the Determination Period, regardless of whether the plan has terminated; and (B) each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, which shall be aggregated.

               In the case of a Required Aggregation Group, each plan in the group will be considered a Top-Heavy Plan if the Required Aggregation Group is a Top-Heavy Group. No plan in the Required Aggregation Group will be considered a Top-Heavy Plan if the Required Aggregation Group is not a Top-Heavy Group.
          (ii) Permissive Aggregation Group means the Required
               Aggregation Group plus any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy Code Sections 401(a)(4) and 410.

               In the case of a Permissive Aggregation Group, only a plan that is part of the Required Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is a Top-Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top-Heavy Plan if the Permissive Aggregation Group is not a Top-Heavy Group.
         (iii) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated to determine whether the plans are Top-Heavy Plans.
     (c) Determination Date means for any Plan Year (i) the last day of the preceding Plan Year, or (ii) in the case of the first Plan Year of the Plan, the last day of the first Plan Year.
     (d) Determination Period means the five (5) year period ending on the Determination Date.
     (e) Employer means the Employer that adopts this Plan. Related Employers shall be considered a single Employer for purposes of applying the limitations of these top-heavy rules.
     (f) Excluded Employees means any Employee who has not performed any Service for the Employer during the five (5) year period ending on the Determination Date. Excluded Employees shall be excluded for purposes of a Top-Heavy determination.
     (g) Key Employee means any Employee or Former Employee, or Beneficiary of the Employee, who, for any Plan Year in the Determination Period is:
          (i) An officer of the Employer having Compensation from the Employer and any Related Employer greater than fifty percent (50%) of the amount in effect under Code Section 415(b)(1)(A);
          (ii) One of the ten (10) Employees having Compensation from the Employer and any Related Employer of more than the limitation in effect under Code Section 415c(1)(A) and owning (or considered as owning within the meaning of Code Section 318) the largest interests in the Employer;
         (iii) A Five Percent Owner of the Employer (Five Percent
               Owner means any person owning, or considered as owning within the meaning of Code Section 318, more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer; or in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer.); or
          (iv) A One Percent Owner of the Employer having
               Compensation from the Employer of more than $150,000
               (One Percent Owner  means any person having
               Compensation from the Employer and any Related
               Employer in excess of $150,000 and owning, or considered as owning within the meaning of Code Section 318, more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer; or in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer.).
          (v) Notwithstanding the foregoing, Key Employee shall have the meaning set forth in Code Section 416(i), as amended.
          (vi) For purposes of determining whether an Employee or Former Employee is an officer under this subsection (g), an officer of the Employer shall have the meaning set forth in the regulations under Code Section 416(i).
         (vii) For purposes of this Section, Compensation means
               Compensation determined under Section 2.32 for the definition of a Highly Compensated Employee.
        (viii) For purposes of determining ownership hereunder, employers that would otherwise be aggregated as Related Employers shall be treated as separate employers.
     (h) Non-Key Employee means any Employee or Former Employee, or Beneficiary of the Employee, who is not a Key Employee.
     (i) Present Value of Accrued Benefit. Solely for the purpose of determining if the Plan, or any other plan included in a Required
Aggregation Group of which this Plan is a part, is a Top-Heavy
Plan, the Accrued Benefit of a Non-Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Related
Employers, or (ii) if there is no uniform method, in accordance with the slowest accrual rate permitted under the fractional accrual method described in Code Section 411(b)(1)(C). To calculate the Present Value of Accrued Benefits from a defined benefit plan, the Committee will use the actuarial assumptions for interest and mortality only, prescribed by the defined benefit plan(s) to value benefits for Top-Heavy purposes. If an aggregated plan does not have a Valuation Date coinciding with the Determination Date, the Committee must value the Accrued Benefits in the aggregated plan as of the most recent Valuation Date falling within the twelve (12) month period ending on the Determination Date, except as Code
Section 416 and applicable Treasury regulations require for the first and second plan year of a defined benefit plan. The
Committee will determine whether a plan is Top-Heavy by referring to Determination Dates that fall within the same calendar year.
     (j) Top-Heavy Group means an Aggregation Group in which, as of the Determination Date, the sum of:
          (i) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group; and
          (ii) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group exceeds sixty percent (60%) of a similar sum determined for all Participants.
     (k)  Valuation Date means the Determination Date defined above.

Section 12.5	Top-Heavy Minimum Allocation.
     (a)  Minimum Allocation.  Notwithstanding the foregoing, for any Plan
Year in which the Plan is determined to be Top-Heavy, the amount of Employer Non-Elective Contributions and Forfeitures allocated to the Individual
Account of each Non-Key Employee shall be equal to the lesser of three percent (3%) of each Non-Key Employee's Compensation or the highest contribution rate for the Plan Year made on behalf of any Key Employee.
However, if a defined benefit plan maintained by the Employer which benefits a Key Employee depends on this Plan to satisfy the nondiscrimination rules of Code Section 401(a)(4) or the coverage rules of Code Section 410 (or another plan benefiting the Key Employee so depends on the defined benefit plan), the top heavy minimum allocation is three percent (3%) of the Non-Key Employee's Compensation regardless of the contribution rate for the Key Employee.
     (b) Compensation. For purposes of this Section, Compensation means Compensation defined in Section 2.12 except (i) Compensation does not include Elective Contributions, and (ii) any exclusions from Compensation (other than the exclusion of Elective Contributions and the exclusions described in clauses
(i) through (v) of Section 2.12(a)) do not apply. Notwithstanding the foregoing, effective January 1, 1998, Compensation, for purposes of this Section, shall include elective contributions (as defined in Code Section 402(g)(3)) and any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Code Sections 125 or 457 and, effective January
1, 2001, Code Section 132(f)(4).  Notwithstanding the definition of
Compensation in Section 2.12, the period preceding a Participant's Entry Date shall be included in determining the minimum top-heavy allocation provided by this Section.
     (c) Contribution Rate. For purposes of this Section, a Participant's contribution rate is the sum of Employer Contributions (not including Employer Contributions to Social Security) and Forfeitures allocated to the Participant's Account for the Plan Year divided by his or her Compensation for the entire
Plan Year. To determine a Participant's contribution rate, the Committee must treat all qualified top-heavy defined contribution plans maintained by the Employer (or by any Related Employers described in Section 2.51) as a single plan. For purposes of this Section, the following rules apply:
          (i) Savings Contributions on behalf of Key Employees are taken into account in determining the minimum required contribution under Code Section 416c(2). However,
               Savings Contributions on behalf of Employees other than Key Employees may not be treated as Employer
               Contributions for the minimum contribution or benefit requirement of Code Section 416.
          (ii) Matching Employer Contributions allocated to Key
               Employees are treated as Employer Contributions for determining the minimum contribution or benefit under Code Section 416. However, if a plan utilizes Matching Contributions allocated to Employees other than Key
               Employees as Employee Contributions or Elective
               Contributions to satisfy the minimum contribution requirement, the Matching Contributions are not treated as Matching Contributions for applying the requirements of Code Section 401(k) and 401(m).
         (iii) Qualified Non-Elective Contributions described in Code
               Section 401(m)(4)c may be treated as Employer
               Contributions for the minimum contribution or benefit requirement of Code Section 416.
     (d) Participant Entitled to Top-Heavy Minimum Allocation. The minimum allocation under this Section shall be provided to each Non-Key Employee who is a Participant and is employed by the Employer on the last day of the Plan Year, whether or not the Participant has been credited with one thousand (1,000) Hours of Service for the Plan Year. The minimum allocation under this Section shall not be provided to any Participant who was not employed by the Employer on the last day of the Plan Year. The provisions of this Section shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer under which the minimum allocation or benefit requirements under Code Section 416c(1) or c(2) are met for the Participant.
     (e) Compliance. The Plan will satisfy the top-heavy minimum allocation under this Section. The Committee first will allocate the Employer Contributions (and Participant Forfeitures, if any) for the
Plan Year pursuant to the allocation formula under Sections 5.4 and 5.6. The Employer then will contribute an additional amount for the Individual Account of any Participant entitled under this Section to a top-heavy minimum allocation and whose contribution rate for the Plan Year, under this Plan and any other plan aggregated under this Section, is less than the top-heavy minimum allocation. The additional amount is the amount necessary to increase the Participant's contribution rate to the top-heavy minimum allocation. The Committee will allocate the additional contribution to the Account of the Participant on whose behalf the Employer makes the contribution.

Section 12.6	Amendments.
     If the Plan is determined to be top-heavy, the vesting schedule in
Section 6.2c shall continue to apply notwithstanding a determination in a later Plan Year that the Plan is no longer top-heavy unless the Company shall amend the Plan to provide otherwise. No such amendment shall be effective unless, in the event it changes the Plan's applicable vesting schedule (determined in accordance with regulations under Code Section 411), each Participant's Nonforfeitable percentage of his Accounts (determined as of the later of the date such amendment is adopted or becomes effective) is not less than such percentage computed under Section 6.2c without regard to such amendment and unless, in such event, each Participant having not less than three (3) Years of Service is permitted to elect (pursuant to regulations under Code Section 411) to have his nonforfeitable percentage computed under the Plan without regard to such amendment
                                * * * * * * *



                                ARTICLE THIRTEEN
                                ----------------
                         REPURCHASE OF COMPANY STOCK;
                     NON-TERMINABLE PROTECTIONS AND RIGHTS

Section 13.3	Employee Stock Ownership Plan.
     The ESOP Accounts in the Plan are specifically designated an "employee stock ownership plan" within the meaning of Code Section 4975(e)(7), ERISA
Section 407(d)(6), and applicable regulations thereunder. This Article applies solely to the Company Stock held in ESOP Accounts.

Section 13.4	Put Option.
     A share of Company Stock shall be subject to a put option if it is not publicly traded, or if it is subject to a trading limitation, when distributed. The Employer shall issue a put option to each Participant or Former
Participant receiving a distribution of Company Stock from the Plan required under the conditions described in the foregoing sentence, in accordance with the terms set forth in this Section:
     (a) Exercise of Option. The put option shall be exercisable only by a Participant or Beneficiary; by a donee of the Participant or Beneficiary; or by a person, including an estate or its distributees, to whom such Company Stock has passed because of the death of the Participant.
     (b) Rights Under Put Option. The put option shall give to the eligible holder the right to put such shares to the Employer. Under no circumstances may it bind the Plan or Trust, but it may grant the Plan or Trust an option to assume the rights and obligations of the Employer at the time it is exercised; if it is known, at the time such stock is acquired, that Federal or state law will be violated if the Employer honors such put option, it must permit the stock subject thereto to be put, in a manner consistent with such law, to a third party (e.g., an affiliate or a shareholder of the Employer other than the Plan or the Trust) that has substantial net worth at the time such debt is incurred and whose net worth is reasonably expected to remain substantial.
     (c)  Period of Option.
          (i)  The put option must be exercisable at least during a sixty
               (60) day period following the date of distribution from the Trust to the Participant or Beneficiary and for an additional sixty (60) day period during the Plan Year immediately following the Plan Year in which the first option period ends;
          (ii) In the case of Company Stock that is publicly traded without limitation when distributed by the Trust but ceases to be so traded within the same Plan Year as the distribution, the Employer shall notify each holder of such stock in writing on or before the tenth day after such stock ceased to be so traded that for at least a sixty (60) day period during such Plan Year, and for an additional sixty
               (60) day period during the following Plan Year, such stock is subject to a put option. Such notice must inform such holders of the terms of such put option, which shall satisfy the requirements of this Section;
         (iii) The period during which it is exercisable shall not include any time when a distributee is unable to exercise it because the party bound by it is prohibited from honoring it by applicable Federal or state law;
          (iv) The put option shall be exercisable by the holder notifying the Employer in writing that it is being exercised; and
          (v)  The price at which it is exercisable shall be the fair market value of the stock then prevailing, determined as of the
               most recent Accounting Date; provided, however, that such value shall be determined as of the date the put is honored if the holder of such put is a "disqualified person" (as defined under Section 4975 of the Code).
     (d) Option Rights Not Affected by Amendment. The rights provided to Participants under this Article shall be non-terminable and no amendment to this Plan shall affect these rights except such amendments to this Article as may be required to assure the continuing qualification of the Plan under the Code.

Section 13.5	Payment of Purchase Price.
     If a Participant or Former Participant exercises a put option pursuant to Section 13.2, the purchaser may make payment by delivery of a note with payments commencing not more than thirty (30) days after the exercise of the put option. The payment obligation will be satisfied by the delivery of said note, which must meet the following requirements:
     (a) the note must bear a reasonable rate of interest determined at Closing;
     (b)  the purchaser must provide adequate security for the note;
     (c) the note must provide for equal annual installments not to exceed five (5) years, with interest payable with each installment, the first installment due and payable thirty (30) days after the exercise of the Put Option;
     (d) the note must provide for acceleration upon thirty (30) days' default of the payment on interest or principal; and
     (e) the note must grant to the maker the right to prepay the note in whole or in part at any time or times without penalty; provided, however, the purchaser must not have the right to make any prepayment during the calendar year or fiscal year of the Participant (Beneficiary) in which Closing occurs. Payment under a put option may not be restricted by the provisions of a loan or any other arrangement, including the terms of the Company's articles of incorporation, unless so required by applicable state law.

Section 13.6	Notice.
     A person has given notice under this Section when the person deposits the notice in the United States mail, first class, postage prepaid, addressed to the person entitled to the Notice at the address currently listed for the person in the Committee records. Any person affected by this Section has the obligation to inform the Committee of any change of address.

Section 13.7	Non-terminable Protections and Rights.
     Except as provided in this Article, no Company Stock may be subject to a put, call, or other option, or buy-sell or similar arrangement when held by and when distributed from an ESOP Account, whether or not the Plan then qualifies as an employee stock ownership plan. The protections and rights granted in this Article and in Section 11.1 pursuant to Code Section 409(o) attributable to stock acquired after December 31, 1986, are non-terminable and shall continue to exist under the terms of this Plan with regard to Company Stock that is held in an ESOP Account or by any Participant or other person for whose benefit such protections and rights have been created. Neither the failure of the Plan to qualify as an employee stock ownership plan, nor an amendment of the Plan shall cause a termination of such protections and rights.

Section 13.8   Investment in Company Stock.
     (a) Type of Company Stock. The Trustee shall invest ESOP Accounts primarily in Qualifying Company Stock to the extent practicable and may invest one hundred percent (100%) of the ESOP Accounts in Company Stock. The Company Stock may be Treasury Stock which has been purchased by the Employer; stock which has been authorized, but never issued by the Employer; Company
Stock traded on a public market; or Company Stock owned by shareholders of the Employer.
     (b)  Purchase Price.  For the purchase of Company Stock, from the
Parent or any Employer or from a shareholder of the Parent or any Employer, the Trustee shall not pay more than fair market value as determined by the current market price of the Company Stock, if there is a market, and if there is not a market for the stock, then as determined by an independent appraisal. All valuations of Company Stock which is not readily tradable on an established securities market, with respect to activities carried on by the Plan, must be made by an independent appraiser meeting requirements similar to requirements of the Regulations prescribed under Code Section 170A-1. For the purchase of Company Stock from a Disqualified Person, the value of the Company Stock must be determined as of the date of the transaction. For any other purchase, the value shall be based on a current valuation.
Notwithstanding the preceding provisions of this Section, the Trustee may purchase Company Stock at a price lower than that determined in accordance with the preceding provisions of this Section 13.6(b) from any source whatsoever. If a public market is made for the Company Stock, the purchase price shall be the average of the closing prices on the OTC for the last three days for which such prices are quoted in the Wall Street Journal preceding the purchase.
     (c)  Voting Rights.
          (i) Each Participant shall be entitled to direct the Trustee as to the manner in which voting rights with respect to shares of Company Stock allocated to such Participant's ESOP
               Accounts shall be exercised.
          (ii) In order to implement the voting rights granted in this Section, the Plan Administrator shall furnish the Trustee and Participants who have an ESOP Account with a notice or information statement which complies with both the law and the Plan Sponsor's charter and bylaws applicable to security holders in general. Allocated shares of Company
               Stock with respect to which timely voting instructions have not been received shall be voted by the Trustee on each matter in the same proportion as shares with respect to which such instructions have been received on such matter.
     (d)  Tender Offer
          (i) Notwithstanding any other provisions of the Plan or Trust, the provisions of this Section shall govern the tendering of shares of Company Stock held in ESOP Accounts. Upon commencement of a tender offer for any securities held in ESOP Accounts that are Company Stock, the Plan
               Administrator shall notify each Participant of such tender offer, utilize its best efforts to timely distribute or cause to be distributed to the Participants such information as is distributed to shareholders of the Employer in connection with such tender offer, and shall provide a means by which the Participant can instruct the Trustee whether or not to tender the Company Stock allocated to such Participant's
               ESOP Accounts.  The Plan Administrator shall provide the
               Trustee with a copy of any materials provided to Participants. Each Participant shall have the right to instruct the Trustee as to the manner in which the Trustee is to respond to the tender offer for any or all of the Company Stock allocated to such Participant's ESOP Accounts. The
               Trustee shall respond to the tender offer with respect to the Company Stock as instructed by the Participant. Allocated shares of Company Stock with respect to which timely tender instructions have not been received shall be tendered by the Trustee in the same proportion as shares with respect to which such instructions have been received.
          (ii) A Participant who has directed the Trustee to tender shares of Company Stock allocated to such Participant's ESOP
               Accounts may, at any time, prior to the tender offer withdrawal date, instruct the Trustee to withdraw, and the Trustee shall withdraw such shares of Company Stock from the tender offer prior to the withdrawal deadline. A
               Participant shall not be limited as to the number of instructions to tender or withdraw which he may give to the Trustee.
         (iii) The Trustee shall credit the proceeds received in exchange for the tendered Company Stock allocated to the ESOP
               Account of each Participant who instructed the Trustee to so tender, to that Participant's respective ESOP Account.
               The Trustee shall exercise its best efforts to invest the proceeds from such tender, whether cash or securities, in conformity with the requirements of Code Section 4975.
     (e) Shareholder Agreements. The Trustee may enter into agreements with shareholders to purchase shares of Company Stock under which the Trustee is granted an option to purchase all or a portion of the shares of Company
Stock owned by the shareholders on the death of the shareholder or shareholders. To provide for the funding of the purchase of shares of Company Stock, the Trustee may apply for and pay premiums on contracts of life insurance on the life of such shareholder for the benefit of the Trust Fund as a whole, provided, however, that the Trustee may not enter into any agreement which would obligate the Plan and Trust to purchase Company Stock from a particular shareholder at an indefinite time determined upon the happening of an event such as death of the shareholder.

Section 13.9	Partial Diversification of Investment.
     (a)  For purposes of this Section, the following definitions apply:
          (i)  "Qualified Participant" means any Employee who has
               completed at least ten (10) years of participation under the
               Plan and has attained age fifty-five (55) years.
          (ii) "Qualified Election Period" means the six (6) Plan Year period beginning with the Plan Year in which the
               Participant becomes a Qualified Participant.
         (iii) "Diversification Election Interval" means the span of ninety
               (90) days after the close of each Plan Year within a
               Qualified Participant's Qualified Election Period.
     (b)  A Qualified Participant may elect within the Diversification
Election Interval during his Qualified Election Period to direct the Trustee on the investment of: (a) not more than twenty-five percent (25%) of the Qualified Participant's ESOP Account Balance (excluding accumulated employee contributions) at the end of the Plan Year, reduced by amounts previously diversified, during the first five (5) years of his Qualified Election Period; and (b) not more than fifty percent (50%) of the Qualified Participant's ESOP Account Balance (excluding accumulated employee contributions) at the end of the Plan Year, reduced by amounts previously diversified, during the sixth
(6th) year of his Qualified Election Period.
     The Trustee shall complete diversification of a Qualified Participant's investment in accordance with a Qualified Participant's Election no later than ninety (90) days after the close of the Diversification Election Interval. The Trustee shall satisfy this requirement: (a) by distributing to the Participant an amount equal to the amount for which the Participant elected diversification; or (b) by substituting for the amount of the Company Stock for which the Participant elected diversification an equivalent amount of participant-directed investments in other Investment Funds offered in the Plan pursuant to
Article 7.
                                * * * * * * *



                                ARTICLE FOURTEEN
                                ----------------
                         ADOPTION BY OTHER ORGANIZATIONS

Section 14.3	Procedure for Adoption.
     Any corporation or other organization with employees, now in existence or hereafter formed or acquired, which is not already an Employer under the Plan and which is otherwise legally eligible, may, in the future, with the consent and approval of the Company, by resolution or decision of its own board or governing authority, adopt the Plan and the Trust, for all or any classification of persons in its employment, and thereby, from and after the effective date specified in such resolution or decision, become an Employer. The adoption resolution or decision may contain such specified changes and variations in the terms and provisions of the Plan or the Trust Agreement as may be acceptable to the Company and the Trustee. The adoption resolution or decision shall become, as to such adopting organization and its Employees, a part of the Plan and the Trust Agreement. It shall not be necessary for the adopting organization to sign or execute the Plan or the Trust Agreement.
The effective date of the Plan for any such adopting organization shall be that stated in the resolution or decision of adoption, and from and after such effective date such adopting organization shall assume all the rights, obligations, and liabilities of an Employer under the Plan and the Trust Agreement, and shall be included within the meaning of the term Employer. The administrative powers and control of the Company, as provided in the Plan and the Trust Agreement, including the right of amendment and of appointment and removal of the Committee, the Trustee, and their successors, shall be the sole right of the Company and shall not be diminished by reason of the participation of any such adopting organization. Any participating Employer may withdraw from the Plan and the Trust at any time without affecting other Employers not withdrawing, by complying with the provisions of the Plan and the Trust Agreement. Separate records shall be kept as to each Employer and its Employees.
                                * * * * * * *



                                ARTICLE FIFTEEN
                                ---------------
                     AMENDMENT AND TERMINATION OF PLAN

Section 15.3	Amendment of the Plan.
     The Company may, without the consent of any other party, make from time to time any amendment or amendments to the Plan which do not operate retroactively to reduce or divest the then-vested interest in any Discretionary Employer Contribution Account, Matching Employer Contribution Account, W & B Plan Rollover Account, or ESOP Transfer Account or to reduce or divest any benefit then payable hereunder. Each such amendment shall be in writing, signed by a duly authorized officer of the Company and shall become effective as of the date specified therein. In addition, no such amendment shall (i) reduce the vested percentage of any Participant with respect to Employer contributions made either before or after the effective date of the amendment; (ii) eliminate or reduce an early retirement benefit or a retirement-type subsidy or eliminate an optional form of benefit with respect to benefits attributable to service before the amendment; or
(iii) restrict the availability of an "alternative form of benefit" to a certain select group or classification of Participants or Beneficiaries which favor the "prohibited group," or restrict or deny a Participant through the withholding of consent or the exercise of discretion by some person or persons other than the Participant (and, where relevant, his Spouse) of an alternative form of benefit. For purposes of this Section 15.1, Plan provisions will be considered to favor the prohibited group if the group of Employees to whom the benefit is available does not satisfy either the 70% test of Code Section 410(b)(1)(A) or the nondiscriminatory classification test of Code Section 410(b)(1)(B). For purposes of this Section 15.1, an alternative form of benefit encompasses the different forms of benefit payment available under the Plan which provide that (a) a Participant's benefits under the Plan may be paid in more than one form, or (b) payment of a particular form of benefits may commence at some time earlier or later than the normal date for the commencement of such benefit.
     Whenever Participating Employers have elected to adopt this Plan, amendment of this Plan by the Plan Sponsor shall be effective upon the written action of the Plan Sponsor. Each Participating Employer shall be deemed to have authorized irrevocably the Plan Sponsor or any person(s) duly authorized by resolution of the Board of Directors of the Plan Sponsor, to amend and modify this Plan in any manner it deems necessary or desirable, retroactively or prospectively, subject to the provisions of this Article.

Section 15.4	Right to Terminate.
     An Employer may at any time terminate the Plan with respect to its Employees, pursuant to resolution or decision of the Board of Directors or other governing authority of such terminating Employer. Upon termination with respect to an Employer, the Committee shall direct the Trustee to distribute the share of the Trust Assets allocable to the Employees of such Employer, as provided in Section 15.4. If the Plan is terminated with respect to fewer than all Employers, the Plan shall continue in effect for Employees of the remaining Employers.

Section 15.5	Consolidation or Merger.
     Upon an Employer's liquidation, dissolution, bankruptcy, or insolvency, or upon its sale, consolidation or merger to or with another organization that is not an employer hereunder, in which such Employer is not the surviving company, the Plan will terminate insofar as that Employer is concerned unless the successor to that Employer assumes the duties and responsibilities of such Employer by adopting the Plan and Trust, by combining the Plan and Trust with an existing plan and trust of such successor with the consent and agreement of that Employer, or by the establishment of a separate plan and trust to which the Trust Assets held on behalf of the Employees of such Employer shall be transferred with the consent and agreement of that Employer. If the successor to an Employer is itself an Employer, such successor shall succeed to all the rights and duties under the Plan and Trust of the Employers involved.

Section 15.6	Liquidation of Trust Fund Upon Termination.
     Upon a complete or partial termination of the Plan with respect to any Employer, the Discretionary Employer Contribution Accounts, Matching
Employer Contribution Accounts, W & B Plan Rollover Accounts, and ESOP Transfer Accounts, if any, of the Participants, Former Participants and Beneficiaries affected thereby shall become fully vested and Nonforfeitable, and the proportionate interests of such Participants, Former Participants and Beneficiaries in the Trust Assets, as determined by the Committee, shall be distributed as soon as practicable after provision is made for the expenses of administration, termination and liquidation. Distributions due to termination of the Plan will be made in accordance with the methods of distribution provided for in the Plan.

Section 15.7	Permanent Discontinuance of Contributions.
Upon a permanent discontinuance of contributions with respect to any Employer, the Discretionary Employer Contribution Accounts, Matching
Employer Contribution Accounts, W & B Plan Rollover Accounts, and ESOP Transfer Accounts shall become fully vested and nonforfeitable and, unless such Employer provides by appropriate resolution that the Plan and Trust will continue for the purpose of holding, investing, and distributing Trust Assets pursuant to other provisions of the Plan and Trust Agreement, the proportionate interest of the Participants, Former Participants and Beneficiaries of such Employer in the Trust Assets, as determined by the Committee, shall be distributed (subject to the restrictions of Section 15.4(b)) as soon as practicable after provision is made for the expenses of administration, termination and liquidation.

Section 15.8	Consolidation or Merger of Plan.
     In the event that the Plan is merged or consolidated with any other plan, or in the event that any assets or liabilities of the Plan are transferred to any other plan, the benefit any Participant, Former Participant or Beneficiary under the Plan would be entitled to receive if such other plan were terminated immediately after such merger, consolidation, or transfer shall be equal to or greater than the benefit such Participant, Former Participant or Beneficiary would be entitled to receive if the Plan terminated immediately before such merger, consolidation, or transfer.
                                * * * * * * *


                                ARTICLE SIXTEEN
                                ---------------
                              GENERAL PROVISIONS

Section 16.3	Non-Guarantee of Employment.
     Nothing contained in the Plan or Trust Agreement shall be construed as a contract of employment between any person and an Employer, as a right of any person to be continued in the employment of an Employer (or such entity), or as a limitation of the right of an Employer (or such entity) to discharge any person, with or without cause.

Section 16.4	Manner of Payment.
     Subject to the provisions of Sections 11.7 and 11.8, wherever and whenever it is herein provided for payments or distributions to be made, said payments or distributions shall be made directly into the hands of the Participant, Former Participant, Beneficiary, or their respective administrators, executors, or guardians, as the case may be. Deposit to the credit of any such person in any bank or trust company selected by such person shall be deemed to be payment into his hands.

Section 16.5	Nonalienation of Benefits.
     (a)  In General. Except as otherwise provided below in this Section
16.3, interests of Participants, Former Participants and Beneficiaries under the Plan and benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, disposition, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any liability for alimony or other payments for property settlement or support of a Spouse or former Spouse, or for any other relative of the Participant, Former Participant or Beneficiary, but excluding devolution by death or mental incompetency, prior to actually being received by the person entitled to the benefits under the terms of the Plan; any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder shall be void; the Trust Assets shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.
     (b) Qualified Domestic Relations Order. Notwithstanding anything to the contrary above, however, if the Committee determines that a domestic relations order is a "qualified domestic relations order" as defined in
Section 206(d)(3) of ERISA, benefits shall be payable in accordance with the applicable requirements of any such order and in accordance with the requirements of Section 206(d)(3) of ERISA. To the extent of any conflict between the terms of any such order and the terms of ERISA Section 206(d)(3), the latter shall control in all respects. To the extent provided in an order, an "alternate payee," as described in Code Section 414(p), may elect to receive an immediate distribution of such payee's benefits from this Plan. Such a distribution may be received from any Account, as applicable.
     (c) Certain Judgments and Settlements. Nothing contained in this Plan shall prevent the Trustee from complying with a judgment or settlement entered into on or after August 5, 1997 which requires the Trustee to reduce a Participant's benefits under the Plan by an amount that the Participant is ordered or required to pay to the Plan if each of the following criteria are satisfied:
          (i)  The order or requirement must arise:
               (A) under a judgment or conviction for a crime involving the Plan;
               (B) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with an actual or alleged violation of
                    Part 4 of Title I of ERISA; or
               (C) cunder a settlement agreement with either the Secretary of Labor or the Pension Benefit Guaranty Corporation and the Participant in connection with an actual or alleged violation of Part 4 of title I of ERISA by a fiduciary or any other person.
          (ii) The decree, judgment, order or settlement must expressly provide for the offset of all or part of the amount ordered or required to be paid to the Plan against the Participant's benefits under the Plan.
         (iii) In addition, if the joint and survivor annuity requirements of Code Section 401(a)(11) apply with respect to distributions from the Plan to the Participant and the Participant has a spouse at the time at which the offset is to be made, then one of the following three conditions must be satisfied:
               (A) Such spouse has consented in writing to such offset and such consent is witnessed by a notary public or representative of the Plan (or it is established to the satisfaction of a Plan representative that such consent may not be obtained by reason of circumstances described in Code Section 417(a)(2)(B)), or an election to waive the right of the spouse to either a qualified joint and survivor annuity or a qualified preretirement survivor annuity is in effect in accordance with the requirements of Code
                    Section 417(a);
               (B) Such spouse is ordered or required in such judgment, order, decree, or settlement to pay an amount to the Plan in connection with a violation of part 4 of subtitle B of title I of ERISA;  or
               (C) In such judgment, order, decree, or settlement, such spouse retains the right to receive the survivor annuity under a qualified joint and survivor annuity provided pursuant to section 401(a)(11)(A)(i) and under a qualified preretirement survivor annuity provided pursuant to Code Section 401(a)(11)(A)(ii), determined in accordance with Code Section 401(a)(13)(D).

Section 16.6	Titles for Convenience Only.
     Titles of the Articles, Sections and Subsections hereof are for convenience only and shall not be considered in construing the Plan.

Section 16.7	Governing Law.
     Except as may otherwise be required by applicable federal law, the Plan and each of its provisions shall be construed and their validity determined by the laws of the State of Texas.

Section 16.8	Contributions Contingent Upon Approval.
     Any contribution to the Trust Fund associated with this Plan is con-ditioned on initial qualification of the Plan under Code Section 401(a) and of the exemption of the Trust created under the Plan under Code Section 501(a). If the Commissioner of the Internal Revenue Service, upon the Employer's request for initial approval of this Plan and Trust, determines that the Plan is not qualified or the Trust is not exempt, then the Trustee may return to each Employer, within one (1) year after the date of final disposition of the request for initial approval, any contribution made by the Employers, and any increment attributable to the contribution. The Plan and Trust shall then terminate and all rights of Participants, Former Participants and Beneficiaries with respect to such Employers' contributions shall cease.

Section 16.9	Payment of Expenses.
      Except as otherwise specifically provided herein, all expenses incident to the administration, termination, or protection of the Plan and Trust, including but not limited to, actuarial, legal, accounting, and Trustee fees, may be paid by the Company, which may require reimbursement from the other Employers for their pro rata shares, or if not paid by the Company (which payment is not obligatory), shall be paid by the Trustee from the Trust Assets, but no amount paid pursuant to Section 17.9 or Subsection 16.9(d) shall be paid, directly or indirectly, from the Trust Assets. Notwithstanding the preceding, the expenses incident to maintaining an Account for a Former Participant shall be charged to such Former Participant's Account.

Section 16.10	Rights to Trust Assets.
     No Participant, Former Participant or Beneficiary shall have any right to, or interest in, any Trust Assets upon termination of his employment or otherwise, except as provided from time to time under the Plan, and then only to the extent of the benefits payable to such Participant, Former Participant or Beneficiary out of the Trust Assets. All payments of benefits as provided for in the Plan shall be made solely out of the Trust Assets and, except as may otherwise be provided by applicable law, neither the boards of Directors of the Employers, the Employers, the Trustee, nor the Committee shall be liable therefore in any manner.


Section 16.11	Disclaimer of Liability.
     Except as otherwise provided herein or under Sections 404 through 409 of ERISA (to the extent applicable):
     (a) Neither the Board of Directors of the Employers, the Employers, the Trustee, nor the Committee guarantees the Trust Assets or other Assets of the Plan in any manner against loss or depreciation, and they shall not be liable for any act or failure to act which is made in good faith pursuant to the provisions of the Plan and Trust Agreement.
     (b) The Board of Directors of the Employers and the Employers shall not be responsible for any act or failure to act of the Committee or the Trustee.
     (c) The Committee shall not be responsible for any act or failure to act of the Board of Directors of the Employers, the Employers, or the Trustee.
     (d) Each Employer shall indemnify each member of its Board of Directors against any liability or losses sustained by such member by reason of any act or failure to act relating to the Plan or Trust in his capacity as such member if such act or failure to act is in good faith and does not constitute willful misconduct. Such indemnification shall include attorney's fees and other costs and expenses reasonably incurred by such member in defense of any action brought against him by reason of any such act or failure to act.

Section 16.12	Persons May Serve in More than One Capacity.
     A person may serve both as a member or secretary of the Committee and as a Trustee hereunder. A person serving as a member of the Board of Directors or as an officer of an Employer may serve as a member or secretary of the Committee or as a Trustee, or both, hereunder.

Section 16.13	Construction.
     The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. The words "herein," "hereof," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan, not to any particular provision, section, or subsection, and words used in the singular or the plural may be construed as though in the plural or singular where they would so apply.

Section 16.14	Counterparts.
     The Plan may be executed in any number of counterparts, each of which shall be considered an original, and only one such counterpart need be produced.


Section 16.15	No Involuntary Retirement Because of Age.
     Notwithstanding the provisions hereof defining Normal Retirement Date and Retirement, nor any other provision hereof, nothing contained in the Plan or Trust Agreement shall be construed to require or permit the involuntary retirement of any Employee solely because of age.

Section 16.16	Mistake of Fact.
     Notwithstanding any contrary provision in this Agreement, if a contribution is made by an Employer by a mistake of fact, the contribution may be returned to the Employer within one (1) year after the payment of the contribution. The amount of the mistaken contribution is equal to the excess of (a) the amount contributed over (b) the amount that would have been contributed had there not occurred a mistake of fact. Earnings attributable to mistaken contributions may not be returned to the Employer, but losses attributable thereto shall reduce the amount to be returned.

Section 16.17	Disallowance of Deduction.
     Notwithstanding any contrary provision in this Agreement, any contributions by an Employer to the Plan and Trust are conditioned on the deductibility of the contribution by the Employer under the Code. To the extent any deduction is disallowed, the Employer, within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision in a court of competent jurisdiction, may demand repayment of the disallowed contribution, and the Trustee shall return the contribution within one (1) year following the disallowance. Earnings attributable to excess contributions may not be returned to the Employer, but losses attributable thereto shall reduce the amount to be returned.

                                * * * * * *



                                ARTICLE SEVENTEEN
                                -----------------
                               PLAN ADMINISTRATION

Section 17.3	Committee.
     The Plan shall be administered by the Savings Plan Committee. The Committee shall consist of not less than three nor more then seven members. Each member shall be appointed, and may at any time be removed, by the Board of Directors of the Company, and the Board of Directors of the Company shall designate the chairman of the Committee. Any vacancy on the Committee resulting from resignation, death, removal by the Board of Directors of the Company, or otherwise, shall be filled by the Board of Directors of the Company. The chief executive officer of the Company may appoint a person to fill any vacancy during the period prior to action by the Board of Directors filling such vacancy. All usual and reasonable expenses of the Committee shall be paid as provided in Section 16.7. The members of the Committee shall not receive compensation from the Plan or the Trust with respect to their services in administering the Plan.

Section 17.4	Claims Procedure.
     (a) The Committee shall make all determinations as to the right of any person to a benefit. Any denial by the Committee of a claim for benefits under the Plan by a Participant, Former Participant or Beneficiary shall be stated in writing and delivered or mailed to the Participant, Former Participant or Beneficiary. Such notice of denial shall to the best of the Committee's ability, be written to be understood without legal or actuarial counsel or other specialized knowledge or advice, and shall:
             (i)   set forth the reasons for such denial;
             (ii) specify the pertinent provisions of the Plan on which such denial is based;
             (iii) describe any additional material or information necessary for perfection of such claim and explain why such material or information is necessary; and
             (iv) explain the claims review procedure established by the Committee under the Plan.
     (b) In the case of any Participant, Former Participant or Beneficiary whose claim for benefits under the Plan has been denied, such Participant, Former Participant or Beneficiary, or his duly authorized representative, may:
             (i) request a review of such denial by written application mailed or delivered to the Committee by the 60th day after receipt of such denial; and
             (ii) within such reasonable times as may be prescribed in the claims review procedure established by the Committee,
                   (A)  review pertinent documents; and
                   (B)  submit issues and comments in writing.
     (c) The Committee shall provide a full and fair review of any request submitted under Section 17.2(b). In connection with such review, the Committee may request an opinion from an Employer's counsel and shall be fully protected by the Company and such Employer from any liability resulting from good faith reliance on such opinion.

Section 17.5	Powers and Duties of the Committee.
     The Committee shall have such powers and duties as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:
     (a)     To administer the Plan;
     (b) To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;
     (c) To review the performance of the Trustee and to report thereon to the Board of Directors of the Company;
     (d) To prescribe and establish (i) procedures to be followed and forms to be used by Employees, Participants, Former Participants or Beneficiaries for commencing or resuming participation in the Plan and for applying for benefits from the Plan and (ii) such additional procedures and forms for reviewing denials of claims for benefits as the Committee deems advisable which are not inconsistent with the provisions of the Plan or applicable law, but if any procedure or form is prescribed by the Plan or by applicable law, such procedure or form shall be used for the purpose prescribed;
     (e) To receive from the Employers and from Employees, Participants, Former Participants and Beneficiaries such information as shall be necessary for the proper administration of the Plan;
     (f) To prepare and distribute, in such manner as required by applicable law, information explaining the Plan;
     (g) To prepare such reports with respect to the Plan as are required by applicable law and such other reports as are reasonable and appropriate and requested by the Employers;
     (h) To appoint or employ such agents or employees as it deems advisable, including legal counsel, accountants, and actuaries, as needed for the discharge of its duties;
     (i) To allocate in writing any of its rights, powers, or duties hereunder to a particular member or members of the Committee; in the event of any such allocation, the exercise of right or power, or the discharge of a duty has been allocated shall be deemed to be an act of the Committee; and
     (j) To designate persons who are not members of the Committee to exercise any of the foregoing powers, to carry out any of the foregoing duties, or to authorize benefit payments.

Section 17.6	Limitation on Powers.
     The Committee shall have no power to add to, subtract from, or modify any of the terms of the Plan, or to waive or fail to apply any requirements of eligibility for benefits under the Plan.

Section 17.7	Limitation on Duties.
     Except as elsewhere provided herein, the Committee shall have no power to manage or responsibility for managing the investing (including selection, acquiring, retaining, or disposing) of the Trust Assets.

Section 17.8	Rules and Decisions.
     The Committee may adopt such rules as it deems necessary, desirable, or appropriate. All rules and decisions of the Committee shall be uniformly and consistently applied to all Employees, Participants, Former Participants, and Beneficiaries in similar circumstances. Any rule or decision which is not inconsistent with the provisions of the Plan shall be conclusive and binding upon all persons affected by it, and, except as otherwise provided by applicable law or herein, there shall be no appeal from any decision by the Committee which is within its authority. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by an Employer, the legal counsel of an Employer, or an accountant or actuary of the Plan. When making any decision hereunder, the Committee may consult with any Participant, Former Participant, or Beneficiary affected thereby and may, if appropriate, take such Participant's, Former Participant's, or Beneficiary's preference into account, but the Committee shall not be required to consult with or follow the preference of any Participant, Former Participant, or Beneficiary in the making of any decision hereunder unless it is expressly required to do so by other provisions hereof or by applicable law.

Section 17.9	Committee Procedures.
     The Committee may act at a meeting or in writing without a meeting. The Committee shall appoint a secretary, who may or may not be a Committee member, and advise the Trustee of such action in writing. The secretary shall keep a record of all meetings and forward all necessary communications to the Employers or the Trustee. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. All decisions of the Committee shall be made by the vote of a majority of the total number of members at the time serving on the Committee including actions in writing taken without a meeting.

Section 17.10	Liability of Committee.
     Except as may otherwise be required by applicable law, no member of the Committee shall be liable for any act or omission of his own or of any agent or employee appointed or employed by the Committee, unless such act or omission is the result of his own willful misconduct or bad faith. The Company shall indemnify each such member against any liability or loss sustained by him by reason of any act or failure to act in his capacity as such member if such act or failure to act is in good faith and does not constitute willful misconduct. Such indemnification shall include attorney's fees and other costs and expenses reasonably incurred by such member in defense of any action brought against him by reason of any such act or failure to act.

Section 17.11	Bonding.
      The secretary and members of the Committee and any persons designated under Subsection 17.3(j) shall serve without bond except as otherwise required by applicable law or by the Company. The premium on any bond required of the secretary or members of the Committee shall be paid as provided in
Section 16.7.


     IN WITNESS WHEREOF, FROZEN FOOD EXPRESS INDUSTRIES, INC. has caused this Plan to be executed by its duly appointed officers on this 1 day of January, 2001, to be effective January 1, 2001.

                                       FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                       ------------------------------------
                                        By: /s/ Stoney M. Stubbs, Jr.
                                        -------------------------------
                                          Stoney M. Stubbs, Jr.
                                          President and Chief Executive Officer
ATTEST:
/s/ Leonard W. Bartholomew
------------------------------
By: Leonard W. Barthomew
    Secretary